SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

J. C. Penney Company, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

2020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

March 30, 2020

Dear Stockholders:

On behalf of your Board of Directors, I want to take this opportunity to invite you to attend our 2020 Annual Meeting of Stockholders virtually via the Internet. The meeting will be held on Friday, May 22, 2020, at 10:00 A.M., local time, You may attend, vote and submit questions during the annual meeting via the Internet at www.virtualshareholdermeeting.com/JCP2020. We will be asking you to vote on and to support several proposals for our Company and it is important that your shares be represented. We urge you to vote your shares via the toll-free telephone number, over the Internet, or by mail, as provided in the enclosed materials.

You will find information regarding the matters to be voted on at the meeting in the formal Notice of Meeting and Proxy Statement, which are included in the following pages.

We appreciate your support of JCPenney.

Ronald W. Tysoe

Chairman of the Board

J. C. PENNEY COMPANY, INC.

6501 Legacy Drive

Plano, Texas 75024-3698

J. C. PENNEY COMPANY, INC.

Notice of 2020 Annual Meeting of Stockholders

Date and Time:	Friday, May 22, 2020 10:00 A.M., local time

Place:	Virtually at www.virtualshareholdermeeting.com/JCP2020

Business:	1. To elect eleven directors nominated by the Board of Directors for a one-year term as described in the accompanying proxy materials;

2. To ratify the appointment of KPMG LLP as independent auditor for the fiscal year ending January 30, 2021;

3. To approve the adoption of the J. C. Penney Company, Inc. 2020 Long-Term Incentive Plan;

4. To approve the adoption of an amendment and extension of the Amended and Restated Rights Agreement in order to protect the tax benefits of our net operating loss carryforwards;

5. To hold an advisory vote on executive compensation; and

6. To consider any other business properly brought before the meeting.

Record Date:	In order to vote, you must have been a stockholder at the close of business on March 23, 2020.

Voting By Proxy:	It is important that your shares be represented and voted at the meeting. If you received the proxy materials by mail, you can vote your shares by telephone, over the Internet, or by completing, signing, dating and returning your completed proxy card. If you received the proxy materials over the Internet, a proxy card was not sent to you, and you may vote your shares only by telephone or over the Internet. To vote by telephone or Internet, follow the instructions included in the Proxy Statement or on the Internet. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders to be held on May 22, 2020.

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended

February 1, 2020 are available at www.proxyvote.com.

    Brandy L. Treadway

    Senior Vice President, General Counsel and Secretary

Plano, Texas

March 30, 2020

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE, & RETURN YOUR PROXY CARD OR

VOTE BY TELEPHONE OR INTERNET

Proxy Statement

2020 Proxy Statement

2020 Proxy Statement

This Proxy Statement and the accompanying materials are being sent to JCPenney stockholders beginning on or about April 8, 2020. In this Proxy Statement, you will find information on the matters to be presented at the 2020 Annual Meeting of Stockholders (the Annual Meeting) and information to assist you in voting your shares.

Corporate Governance

More than 115 years ago, James Cash Penney founded JCPenney on the principle of the Golden Rule: treat others the way you would like to be treated. While JCPenney has gone through many changes throughout its history, the foundation built on honesty, trust and integrity has never wavered. Our corporate governance principles continue to reflect the highest ethical standards rooted in our rich heritage as we seek to achieve excellence in our work, products and services for our customers and our stockholders.

Our key corporate governance policies and practices include:

Stockholder Rights	∎ Annual election of all directors
∎ Majority vote standard in uncontested elections
∎ Director resignation policy
∎ No unequal voting rights
∎ No supermajority vote requirements
∎ 3%/3 year proxy access bylaw

Board Structure and Practices	∎ All directors are independent other than the CEO
∎ Diverse and experienced Board
∎ Independent Chairman of the Board with clearly defined responsibilities
∎ Independent directors regularly meet in executive sessions
∎ Annual Board and Committee self-assessments
∎ Annual evaluation of CEO
∎ Corporate governance guidelines
∎ Mandatory retirement age policy
∎ No significant related party transactions

Governing Documents

The key documents that make up our corporate governance framework are our:

•	Corporate Governance Guidelines, including our:

•	Standards for the Determination of Director Independence,

•	Lead Independent Director Policy and

•	Policy on Review and Consideration of Related Person Transactions;

•	Restated Certificate of Incorporation, as amended;

•	Bylaws, as amended;

•	Audit Committee Charter;

•	Finance and Planning Committee Charter;

•	Corporate Governance Committee Charter;

•	Human Resources and Compensation Committee Charter;

2020 Proxy Statement	1

Corporate Governance

•	Statement of Business Ethics; and

•	Standards and Procedures for Director Nominations.

You can access each of these documents on our website at www.jcp.com by clicking on “Investors,” then “Governance,” then “Governance Documents.” You can also obtain a free copy of any of these documents by sending a written request to JCPenney’s Corporate Secretary at P.O. Box 10001, Dallas, Texas 75301.

Corporate Governance Guidelines

Our Corporate Governance Guidelines (the Guidelines) set forth JCPenney’s primary principles and policies regarding corporate governance, which are the foundation of our commitment to best practices. The Guidelines are reviewed annually by the Corporate Governance Committee and the Board of Directors (the Board). The matters covered by the Guidelines include:

•	director responsibilities;

•	the size of the Board;

•	director independence and minimum qualifications;

•	factors to be considered in selecting candidates to serve on the Board;

•	the Company’s voting standard for the election of directors;

•	director resignations upon change of principal employment or personal circumstances;

•	mandatory retirement age for directors;

•	directors’ outside directorships and outside audit committee service;

•	Board organization, including committees of the Board and the role and responsibilities of the lead independent director;

•	policies relating to Board meetings;

•	executive sessions for directors;

•	ethical principles to be followed by directors;

•	policies and procedures for reviewing related person transactions and conflicts of interest;

•	claw-back policy on recovery of compensation in the event of a financial restatement;

•	the Board’s access to management and independent advisors;

•	stockholders’ and other interested parties’ communications to non-employee directors;

•	director orientation and continuing education;

•	prohibition on loans to directors and executive officers;

•	stock ownership goals for directors and members of the Company’s senior management team;

•	prohibition on hedging and pledging of Company stock;

•	management succession and CEO evaluation; and

•	annual self-assessments of the Board and each Board committee.

Board Leadership Structure

Under the Guidelines, the Company’s leadership structure may include either a Non-Executive Chairman of the Board and a separate CEO or a combined Chairman/CEO leadership role coupled with a Lead Independent Director. The Board makes the determination as to which leadership structure is in the best interest of the Company and periodically assesses its structure in light of the Company’s needs and circumstances. The Board believes that JCPenney’s current leadership structure of a Non-Executive Chairman of the Board and separate CEO role enhances the Board’s ability to ensure that the appropriate level of independent oversight is applied to all management decisions.

2	2020 Proxy Statement

Corporate Governance

Ronald W. Tysoe, a non-employee, independent director, has served as the Company’s Non-Executive Chairman of the Board since May 2018, and previously served as Lead Independent Director.

The duties of the Non-Executive Chairman of the Board include:

•	presiding over all meetings of the Board and regular executive sessions of the non-employee, independent members of the Board;

•	approving the scheduling of Board meetings as well as the agenda and materials for each Board meeting and executive session of the Board’s non-employee, independent directors;

•	calling and presiding over meetings of the non-employee, independent directors as he/she deems necessary;

•	meeting regularly with the CEO and serving as a liaison and channel of communication between the non-employee, independent directors and the CEO;

•	presiding over all meetings of stockholders and communicating with stockholders as appropriate; and

•

approving and coordinating the retention of advisors and consultants who report directly to the non-employee, independent members of the Board, except as otherwise required by applicable law or New York Stock Exchange (NYSE) listing standards.

Board and Committee Self-Assessments

Each year, the Board and the Board’s Audit, Corporate Governance, Finance and Planning, and Human Resources and Compensation Committees conduct self-assessments to evaluate their effectiveness and to identify opportunities for improvement. This self-assessment may be conducted in the form of written or oral questionnaires administered by Board members, management or third parties. Directors respond to questions designed to elicit information to be used in improving Board and committee effectiveness. Self-assessment topics generally include, among other matters, Board composition and structure, meeting topics and process, information flow, Board oversight of risk management and strategic planning, succession planning and access to management.

Director feedback solicited from the self-assessment process is discussed during Board executive sessions and, where appropriate, addressed with management. The Corporate Governance Committee oversees the development and administration of the self-assessment process, including determining the format. More recently, the Corporate Governance Committee has determined that written questionnaires are a highly effective method of conducting the self-assessments.

Board of Directors’ Role in Risk Oversight

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and to enhance stockholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks but also understanding what level of risk is appropriate for the company. The involvement of the full Board in reviewing the Company’s business strategy is an integral aspect of its assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for the Company. In addition to management’s discussion of risk with the full Board throughout the year, the independent directors also discuss risk management during their executive sessions without management present over which the Non-Executive Chairman of the Board presides. The Board’s committees also consider risk appropriate to their respective jurisdictions throughout the year. In that regard, the Audit Committee has oversight responsibility with respect to risks associated with financial accounting, data privacy and cybersecurity matters. The Human Resources and Compensation Committee reviews risks related to executive compensation and the design of compensation plans and arrangements.

2020 Proxy Statement	3

Corporate Governance

Policies and Procedures with Respect to Related Person Transactions

The Board recognizes that related person transactions can present a heightened risk of conflicts of interest. Accordingly, as a general matter, our directors and executive officers are to avoid any activity, interest or relationship that would create, or might appear to others to create, a conflict with the interests of JCPenney. There were no related person transactions for the Company’s fiscal year ended February 1, 2020.

Our written Policy on Review and Consideration of Related Person Transactions (the RPT Policy) is included as Appendix C to the Guidelines. For purposes of Securities and Exchange Commission (SEC) rules as well as the RPT Policy, a “related person transaction” is any transaction in which the Company was, is or will be a participant and the amount involved exceeds $120,000 and in which any related person had, has or will have a direct or indirect material interest. The term “related person” means:

•	any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company,

•	any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities and

•	any immediate family member of any of the foregoing persons.

We review all relationships and transactions in which the Company and a related person are participants to determine whether such persons have a direct or indirect material interest. To identify potential related person transactions, we request certain information from our directors and executive officers. We then review the information provided for any related person transactions. The Corporate Governance Committee reviews and determines whether to approve or ratify any related person transaction that is required to be disclosed. Any member of the Corporate Governance Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction.

Board Independence

The Board reviews the independence of each non-employee director annually to confirm that the director continues to meet our standards as well as the requirements of the NYSE. No member of the Board will be considered independent unless the Board determines that he or she has no material relationship with the Company that would affect his or her independence and that he or she otherwise satisfies JCPenney’s director independence standards as well as all applicable laws, rules and regulations. Our “Standards for the Determination of Director Independence” are included as Appendix A to the Guidelines.

The factors the Board considers in determining whether a director is independent include:

•	Whether within the preceding three years,

•	the director is or was an employee of JCPenney;

•	a member of the director’s immediate family is or was an executive officer of JCPenney;

•

the director or an immediate family member of the director received more than $120,000 per year in direct compensation from JCPenney (other than compensation for service as a director or pension or other forms of deferred compensation for prior service);

•	the director or an immediate family member of the director was a partner or employee of JCPenney’s external auditor and personally worked on JCPenney’s audit within that time;

•

the director or an immediate family member of the director is or was employed as an executive officer of another company where any of JCPenney’s present executive officers serve on the compensation committee of that company’s board of directors;

•

the director or an immediate family member of the director is or was an employee or executive officer of another company that makes payments to, or receives payments from, JCPenney in excess of the greater of $1 million or 2% of that company’s consolidated gross revenues;

4	2020 Proxy Statement

Corporate Governance

•	Whether the director or an immediate family member of the director is a current partner of JCPenney’s external auditor;

•	Whether the director is a current employee of JCPenney’s external auditor;

•	Whether an immediate family member of the director is a current employee of JCPenney’s external auditor and personally works on JCPenney’s audit; and

•

Whether the director serves as an officer, director or trustee of a charitable organization or as a member of that organization’s fund-raising entity or committee that received contributions from JCPenney in excess of the greater of $1 million or 2% of the charity’s gross revenues.

The Board has reviewed each director’s independence for fiscal 2020. Applying the standards listed above as well as the requirements of the NYSE, the Board has determined that each of the directors, except for Ms. Soltau, is independent.

Meeting Attendance

During fiscal 2019, the Board held five meetings and committees of the Board held a total of 21 meetings. Each director serving during fiscal 2019 attended at least 75% of the total number of meetings of the Board and committees on which he or she served.

All directors are strongly encouraged to attend the Annual Meeting, but we do not have a formal attendance requirement. In 2019, all ten of the then-serving members of the Board attended the Annual Meeting.

Executive Sessions

The non-employee, independent directors meet in executive session with no Company associates present as a part of each regularly scheduled Board meeting. The Company’s Non-Executive Chairman of the Board, Ronald W. Tysoe, presides over these sessions.

Communications with the Board of Directors

Any Company stockholder or other interested party who wishes to communicate with the Board or with an individual director may direct such communications by telephone to 1-800-527-0063, by facsimile to 972-431-1133, by email to jcpdirectors-sm@jcpenney.com, or by writing to:

Corporate Secretary

J. C. Penney Company, Inc.

P.O. Box 10001

Dallas, TX 75301

The communication must be clearly addressed to the Board of Directors or to a specific director(s). If a response is desired, the individual should also provide contact information such as name, address and telephone number.

All such communications will be reviewed initially by the Company’s Corporate Secretary and entered into a log for tracking purposes. The Board has asked the Corporate Secretary to forward to the appropriate director(s) all correspondence, except for items unrelated to the Board’s functions, business solicitations, advertisements and materials that are profane. The Corporate Secretary prepares a periodic summary report of all such communications for the Board.

2020 Proxy Statement	5

Corporate Governance

Communications with the Audit Committee

Complaints and concerns relating to the Company’s accounting, internal accounting controls or auditing matters should be communicated to the Audit Committee of the Board. Any such communication may be made on an anonymous basis and may be reported to the Audit Committee through the Company’s Vice President, Audit by calling 1-800-527-0063, by website at www.jcpline.com or by writing to:

Vice President, Audit

J. C. Penney Company, Inc.

P.O. Box 250335

Plano, TX 75025-0335

All such concerns will be reviewed under the direction of the Audit Committee and oversight by the Vice President, Audit, the General Counsel, or such other persons as the Audit Committee determines to be appropriate. Confidentiality is maintained to the fullest extent possible, consistent with the need to conduct an adequate review. Prompt and appropriate corrective action will be taken when and as deemed appropriate in the judgment of the Audit Committee. The Vice President, Audit will prepare a periodic summary report of all such communications for the Audit Committee.

Board Diversity, Refreshment, Director Qualifications and Process for Nominations

JCPenney is committed to creating an inclusive work environment where everyone is respected and valued. A workforce that understands JCPenney’s diverse customer base helps ensure that the Company’s products, services and message are relevant in every community where the Company does business.

The Board’s philosophy on diversity mirrors the Company’s philosophy. In connection with the selection of nominees for director, the Corporate Governance Committee strives to identify and recruit high-caliber individuals whose diverse talents, perspectives, experiences and backgrounds would preserve and enhance the inclusive environment in which the Board currently functions. Additional information on the experiences and backgrounds of the director nominees can be found below under the heading “Proposal 1 - Election of Directors.” The director nominees identified in this Proxy Statement reflect the importance of diversity to the Board.

The Board also aims to maintain an appropriate balance of tenure across our directors. In the last five years, the Board has appointed ten new directors to the Board while seven directors have retired from or left the Board during the same period. Further, our Corporate Governance Guidelines provide that it is the Board’s policy that no individual who would be age 73 or older at the time of his or her election or re-election will be eligible to stand for election or re-election to the Board. The Board may waive the age limitation if it deems a waiver to be in the best interests of the Company and its stockholders.

6	2020 Proxy Statement

Corporate Governance

The charts below reflect the gender composition and board tenure of the director nominees.

As provided in the Guidelines, nominees for director, including those directors who are eligible to stand for re-election, are selected based on, among other things, consideration of the following factors:

•	character and integrity;

•	business and management experience;

•	demonstrated competence in dealing with complex problems;

•	familiarity with the Company’s business;

•	diverse talents, backgrounds and perspectives;

•	freedom from conflicts of interest;

•	regulatory and stock exchange membership requirements for the Board;

•	sufficient time to devote to the affairs of the Company; and

•	reputation in the business community.

In considering whether to nominate directors who are eligible to stand for re-election, the Corporate Governance Committee also considers the quality of past director service, attendance at Board and committee meetings, compliance with the Guidelines (including satisfying the expectations for individual directors), as well as input from other Board members concerning the director’s performance and independence.

Although the Board retains ultimate responsibility for approving candidates for election, the Corporate Governance Committee conducts the initial screening and evaluation process. In doing so, the Corporate Governance Committee considers candidates recommended by directors and the Company’s management, as well as any recommendations from Company stockholders. Additionally, the Corporate Governance Committee takes into account the Board’s current composition and the capabilities and attributes of serving Board members, as well as additional capabilities and attributes considered necessary or desirable in light of existing Company needs and the goal of preserving and enhancing Board diversity. The Corporate Governance Committee may engage one or more search firms to assist in the identification and recruitment of director candidates.

2020 Proxy Statement	7

Corporate Governance

To recommend a candidate for election to the Board, a stockholder must submit the following information to the Corporate Secretary of the Company at least 90 days in advance of the Annual Meeting:

•	The stockholder’s name and address;

•	A representation that the stockholder is a holder of record of JCPenney stock entitled to vote at the Annual Meeting and intends to appear in person or by proxy at the Annual Meeting;

•	The name and address of the stockholder’s nominee for director;

•	A description of any arrangements or understandings between the stockholder and the director nominee or any other person (naming such person(s)) relating to the election of the nominee to the Board;

•	The biographical and other information about the nominee that would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and

•	The nominee’s consent to serve on the Board.

In general, candidates recommended by stockholders will be evaluated under the same process as candidates recommended by existing directors, Company management or third-party search firms. However, the Corporate Governance Committee will additionally seek and consider information concerning the relationship between a stockholder’s recommended nominee and the stockholder to determine whether the nominee can effectively represent the interests of all stockholders. Also, except in unusual circumstances, the Corporate Governance Committee will not evaluate a stockholder-recommended candidate unless and until the stockholder advises that the potential candidate has indicated a willingness to serve as a director, to comply with the expectations and requirements for Board service and to provide all the information required to conduct an evaluation.

In addition, pursuant to the Company’s proxy access Bylaw, a stockholder, or a group of up to 20 stockholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years may nominate and include in the Company’s proxy materials for an annual meeting of stockholders a number of directors up to the greater of two directors and 20% of the Board, provided that the stockholder(s) and nominee(s) satisfy the Bylaw requirements.

A notice from an eligible stockholder under the Company’s proxy access Bylaw must be received by the Corporate Secretary of the Company no later than 120 days and no earlier than 150 days prior to the first anniversary of the date the Company’s definitive proxy statement was first sent to stockholders in connection with the previous year’s annual meeting of stockholders. If the date of the annual meeting of stockholders is more than 30 days before or after the anniversary of the preceding year’s annual meeting, the notice must be received no earlier than 150 days prior to such annual meeting and no later than the later of 120 days prior to such annual meeting or 10 days following the day on which public disclosure of the date of the annual meeting was first made. The notice must include certain information, representations and agreements required by Article III, Section 17 of the Company’s Bylaws, including information about the stockholder or group of stockholders and any proposed director nominee.

8	2020 Proxy Statement

Board Committees

Board Committees

The Board has four principal standing committees. Committee members consist entirely of non-employee directors and the Board has determined that each of the members of these committees is “independent,” as defined under our standards of independence and under NYSE listing standards. The following table reflects committee membership as of March 16, 2020:

	Audit Committee	Corporate Governance Committee	Finance and Planning Committee	Human Resources and Compensation Committee
Paul J. Brown			X	X
Amanda Ginsberg		X		Chair
W. Paul Jones		X		X
Wonya Y. Lucas		X		X
B. Craig Owens	Chair		X
Lisa A. Payne	X		X
Debora A. Plunkett	X	X
Leonard H. Roberts	X		X
Javier G. Teruel	X		Chair
Ronald W. Tysoe*		Chair		X

*	Non-Executive Chairman of the Board

A copy of each committee’s Charter is available at the Company’s website at www.jcp.com. Also available on the Company’s website are procedures for the confidential and anonymous reporting of matters relating to questionable accounting, internal accounting controls or auditing matters. For a discussion of the processes and procedures for determining executive and director compensation and the roles of management and compensation consultants in determining or recommending the amount or form of compensation, see “Compensation Discussion and Analysis” and “Director Compensation for Fiscal 2019.” The mailing address for all of these committees is c/o Corporate Secretary, J. C. Penney Company, Inc., P.O. Box 10001, Dallas, Texas 75301.

2020 Proxy Statement	9

Board Committees

Audit Committee

Meetings in Fiscal 2019: 7

Members*: B. Craig Owens** (Chair), Lisa A. Payne**, Debora A. Plunkett, Leonard H. Roberts**, Javier G. Teruel** (All Independent)

Primary Responsibilities

•	Selection and retention of the independent auditor for the annual audit of the Company’s consolidated financial statements

•	Approval of audit fees and non-audit services and fees paid to the independent auditor

•	Review the independent auditor’s strategy and plan, scope, audit results, performance and independence

•	Review internal audit reports on the adequacy of internal controls

•	Review the Company’s ethics program

•	Review the status of significant legal matters

•	Review the Company’s major financial risks, as well as risks associated with data privacy and cybersecurity matters

•	Review the scope of the internal auditor’s plans and budget and results of its audits

•	Review the effectiveness of the Company’s program for correcting audit findings

•	Participate in the certification process relating to the filing of certain periodic reports pursuant to the Securities Exchange Act of 1934, as amended (Exchange Act)

*	The Board has determined that each member of this Committee is “financially literate” as defined by the NYSE.
**	The Board has determined that each of these Committee members qualifies as an “audit committee financial expert” as defined by the SEC.

Corporate Governance Committee

Meetings in Fiscal 2019: 3

Members: Ronald W. Tysoe (Chair), Amanda Ginsberg, W. Paul Jones, Wonya Y. Lucas, Debora A. Plunkett (All Independent)

Primary Responsibilities

•	Perform the functions of a nominating committee

•	Consider matters of corporate governance

•	Review developments in the governance area as they affect relations between the Company and its stockholders

•	Develop and recommend to the Board corporate governance principles and practices for the Company

•	Make recommendations to the Board with respect to the size, composition, organization and responsibilities of the Board and its directors

•	Make recommendations to the Board with respect to the qualifications of directors, candidates for election as directors, the compensation of directors, and annual independence determinations

•	Oversee the annual performance self-assessment process by the Board and each of the Audit, Corporate Governance, Finance and Planning, and Human Resources and Compensation Committees

10	2020 Proxy Statement

Board Committees

Finance and Planning Committee

Meetings in Fiscal 2019: 5

Members: Javier G. Teruel (Chair), Paul J. Brown, B. Craig Owens, Lisa A. Payne, Leonard H. Roberts (All Independent)

Primary Responsibilities

•	Review the Company’s financial policies

•	Review the Company’s financial strategies

•	Review the Company’s capital structure

Human Resources and Compensation Committee

Meetings in Fiscal 2019: 6

Members: Amanda Ginsberg (Chair), Paul J. Brown, W. Paul Jones, Wonya Y. Lucas, Ronald W. Tysoe (All Independent)

Primary Responsibilities

•	Review and administer the Company’s annual and long-term incentive compensation plans

•	Review the administration and operation of certain of the Company’s retirement and welfare plans

•	Set performance goals and objectives for the CEO

•	Evaluate the performance of the CEO in light of set performance goals and objectives

•

Take action or make recommendations with respect to the compensation of executive officers, including making a non-binding recommendation to the independent directors of the Board regarding the compensation level of the CEO

•	Review succession plans for key Company executives, including the CEO

•	Review the annual financial and investment performance results of the Company’s retirement and welfare plans, including the annual actuarial valuation reports applicable to such plans

2020 Proxy Statement	11

Compensation Committee Interlocks and Insider Participation

Compensation Committee Interlocks and Insider Participation

The Human Resources and Compensation Committee determines compensation for officers of the Company at the level of Senior Vice President and above, other than the CEO. The compensation of the CEO is determined by all of the independent directors of the Board, taking into account the Human Resources and Compensation Committee’s recommendations.

The Human Resources and Compensation Committee is composed entirely of persons who are neither Company associates nor former or current officers of the Company. None of the independent directors of the Board are Company associates or former or current officers of the Company. There is not, nor was there during fiscal 2019, any compensation committee interlock or insider participation on the Human Resources and Compensation Committee or among the independent directors of the Board.

12	2020 Proxy Statement

Beneficial Ownership of Common Stock

Beneficial Ownership of Common Stock

The following table shows, as of March 16, 2020, the beneficial ownership of shares of JCPenney common stock by (a) each stockholder known to the Company to beneficially own more than 5% of JCPenney common stock, (b) each present director, all of whom are nominees for re-election at the Annual Meeting, (c) the five most highly compensated executive officers serving during the last fiscal year and two former executive officers who are also deemed to be named executive officers, and (d) all present directors and executive officers of the Company as a group. Beneficial ownership means that the individual has or shares voting power or investment power with respect to the shares of common stock or the individual has the right to acquire the shares of common stock within 60 days of March 16, 2020.

Name	Number of shares beneficially owned		Number of shares included in previous column which the individual or group has/have the right to acquire within 60 days of March 16, 2020	Percent of outstanding common stock(1)
BlackRock, Inc.	43,655,123	(2)		13.84%
State Street Corporation	25,145,691	(3)		7.83%
The Vanguard Group	18,089,706	(4)		5.64%
Directors(5)
Paul J. Brown	300,561		275,561	*
Amanda Ginsberg	299,004		204,763	*
W. Paul Jones	120,412		120,412	*
Wonya Y. Lucas	265,707		265,707	*
B. Craig Owens	313,783		281,525	*
Lisa A. Payne	517,890		255,632	*
Debora A. Plunkett	271,041		271,041	*
Leonard H. Roberts	383,020		364,982	*
Jill A. Soltau	1,999,371		—	*
Javier G. Teruel	2,326,201		350,720	*
Ronald W. Tysoe	1,352,128		232,887	*
Named Executive Officers(5)(6)
Bill Wafford	403,226		403,226	*
Brynn Evanson	533,833		322,696	*
Therace Risch	335,752		103,259	*
Michelle Wlazlo	233,333		133,333	*
Michael Fung	—		—	*
Michael Robbins(7)	125,531		80,506	*
All present directors and executive officers as a group (18 persons)(8)	9,727,952		3,626,348	3.00%

*	Less than 1%.
(1)	Calculated based on Rule 13d-3(d)(1)(i) using the number of outstanding shares of common stock as of March 16, 2020.

2020 Proxy Statement	13

Beneficial Ownership of Common Stock

(2)

Based on information set forth in an Amendment No. 8 to Schedule 13G filed with the SEC on February 4, 2020 by BlackRock, Inc. reporting sole power to vote or direct the vote of 43,655,123 shares of JCPenney common stock and sole power to dispose or direct the disposition of 44,422,584 shares of JCPenney common stock. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(3)

Based on information set forth in a Schedule 13G filed with the SEC on February 13, 2020 by State Street Corporation reporting shared power to vote or direct the vote of 23,970,360 shares of JCPenney common stock and shared power to dispose or direct the disposition of 9,167,046 shares of JCPenney common stock. The address of State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

(4)

Based on information set forth in an Amendment No. 8 to Schedule 13G filed with the SEC on February 12, 2020 by The Vanguard Group reporting sole power to vote or direct the vote of 309,556 shares of JCPenney common stock, shared power to vote or direct the vote of 38,600 shares of JCPenney common stock, sole power to dispose or direct the disposition of 17,783,906 shares of JCPenney common stock and shared power to dispose or direct the disposition of 305,800 shares of JCPenney common stock. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(5)

Except as set forth in the footnotes below, each person has sole investment and voting power with respect to the common stock beneficially owned by such person. Includes only those stock options that are exercisable or become exercisable within 60 days of March 16, 2020. Does not include restricted stock units that will not vest within 60 days of March 16, 2020.

(6)	In addition to Ms. Soltau, who also serves as a director.
(7)

Stock ownership for Mr. Robbins reflects direct holdings as of August 4, 2019, the last day on which he served as an executive officer of the Company, along with stock options exercisable and restricted stock units that would vest within 60 days of such date.

(8)	Excludes shares of Mr. Robbins, who no longer serves as an executive officer of the Company.

14	2020 Proxy Statement

Proposal 1—Election of Directors

Proposal 1 — Election of Directors

The terms of each of the Company’s current directors will expire at the 2020 Annual Meeting. Each of the current directors has been nominated by the Board to serve as a continuing director for a new one-year term expiring at the 2021 Annual Meeting of Stockholders. Each nominee elected as a director will continue in office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or retirement. We are not aware of any reason why any of these nominees would not accept the nomination. However, if any of the nominees does not accept the nomination, or is otherwise unavailable for election, the persons designated as proxies will vote for any substitute nominee recommended by the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named.

In determining whether to nominate each of the current directors for another term, the Board considered the factors discussed above in “Board Diversity, Refreshment, Director Qualifications and Process for Nominations” and concluded that each of the current directors standing for re-election possesses unique talents, backgrounds, perspectives, attributes and skills that will enable each of them to continue to provide valuable insights to Company management and play an important role in helping the Company achieve its long-term goals and objectives. As described below in the experience and qualifications of each of our director nominees, each nominee has achieved an extremely high level of success in his or her career. The table below depicts the full range of skills, qualifications and expertise represented by the director nominees.

Range of Skills, Qualifications and Expertise Represented by Our Nominees

• Retail Industry Experience	• Audit/Financial Reporting
• Customer Relations	• Financial Management/Capital Markets
• Human Resources and Compensation	• Accounting/Tax
• Global Operations Management	• E-Commerce Experience
• Executive Experience	• Brand Management
• Board Experience	• Enterprise Risk Management
• Corporate Governance	• Strategic Planning
• Public Company Board Service	• Store Operations
• Sales Experience	• Merchandising
• Logistics Management	• Marketing
• Consumer Industry Experience	• Sourcing
• Cybersecurity	• Media Industry Experience
• Crisis Management	• Mergers & Acquisitions
• Public Affairs	• Real Estate Industry Experience
• Academic Experience	• Government/Political Experience

It is the Board’s policy that no individual who would be age 73 or older at the time of his or her election or re-election will be eligible to stand for election or re-election to the Board. The Board may waive the age limitation if it deems a waiver to be in the best interests of the Company and its stockholders. There is no family relationship between any director or executive officer of the Company.

The Board recommends a vote FOR each of the nominees for director.

2020 Proxy Statement	15

Proposal 1—Election of Directors

Nominees for Director

Age: 53 Committees: • Finance and Planning • Human Resources and Compensation

Paul J. Brown

Director of the Company since 2016

Chief Executive Officer and Co-Founder, Inspire Brands, Inc.

Business Experience:

Chief Executive Officer and Co-Founder of Inspire Brands, Inc. (food industry) (formerly Arby’s Restaurant Group, Inc.) since 2013; President, Brands and Commercial Services of Hilton Worldwide (hospitality) from 2008 to 2013; President of Expedia North America and Expedia Inc. Partner Services Group (Internet-based travel reservations) from 2005 to 2008; Partner of McKinsey & Co. (consulting) from 2001 to 2005; Director of Lindblad Expedition Holdings, Inc. from 2015 to 2017; Director of H&R Block, Inc.

Qualifications:

Mr. Brown has extensive executive experience in consumer industries, including food, hospitality and travel, having served as CEO or as an executive of several major U.S. companies. He brings to the JCPenney Board significant operations, financial management, e-commerce, brand management and enterprise risk management experience. He also currently serves on the board of another publicly-traded company.

Age: 50 Committees: • Corporate Governance • Human Resources and Compensation (Chair)

Amanda Ginsberg

Director of the Company since 2015

Former Chief Executive Officer and Director, Match Group, Inc.

Business Experience:

Chief Executive Officer from 2018 to 2020 and Director from 2017 to 2020, of Match Group, Inc. (Internet-based dating service); Chief Executive Officer of Match Group Americas from 2015 to 2017; Chief Executive Officer of The Princeton Review (test preparation and college admission services) from 2014 to 2015; Chief Executive Officer of Tutor.com (Internet-based on-demand instructional solutions) from 2013 to 2015; Chief Executive Officer from 2012 to 2013 and Senior Vice President and General Manager from 2008 to 2012 of Match.com (Internet-based dating service); Vice President and General Manager of Chemistry.com (Internet-based dating service) from 2006 to 2008; Director of Care.com, Inc. from 2012 to 2014. Director of Uber Technologies, Inc.

Qualifications:

Ms. Ginsberg has extensive operational and senior management experience with consumer Internet companies, including service as Chief Executive Officer of a leading provider of Internet-based dating products, a leading test preparation company and a leading on-demand learning solutions company. She brings extensive knowledge of online consumer engagement to the JCPenney Board as well as considerable executive experience managing operations and strategic planning.

16	2020 Proxy Statement

Proposal 1—Election of Directors

Age: 59 Committees: • Corporate Governance • Human Resources and Compensation

W. Paul Jones

Director of the Company since July 2019

Retired Chief Executive Officer of Payless ShoeSource, Inc.

Business Experience:

Chief Executive Officer of Payless ShoeSource, Inc. (footwear retailer) from 2012 to 2017; President, Chairman and Chief Executive Officer from 2009 to 2012, and President and Chief Merchandising Officer from 2007 to 2009, of Shopko Stores, Inc. (retail store chain); Vice President and General Merchandise Manager, Sears Roebuck and Co. (department store chain), from 2004 to 2005 and Senior Vice President, Merchandising of Kohl’s Corporation (department store chain) from 1997 to 2004; served in positions of increasing responsibility with May Department Stores Company from 1986 to 1997. Payless ShoeSource, Inc. filed for bankruptcy in 2019.

Qualifications:

Mr. Jones has extensive experience in the retail industry, including executive and merchandising experience with several major U.S. retailers. He provides valuable insights and perspectives to the JCPenney Board as a result of his more than 25 years of distinguished leadership, management experience and operating expertise in the value retail segment.

Age: 58 Committees: • Corporate Governance • Human Resources and Compensation

Wonya Y. Lucas

Director of the Company since 2017

President and Chief Executive Officer, Public Broadcasting Atlanta

Business Experience:

President and Chief Executive Officer, Public Broadcasting Atlanta (media company) since 2015; President of Lucas Strategic Consultants LLC (media strategy consulting) from 2013 to 2015; President and Chief Executive Officer of TV One (television network) from 2011 to 2013; Executive Vice President and Chief Operating Officer, Discovery Channel and Science Channel, of Discovery Communications, Inc. (media company) from 2010 to 2011; Executive Vice President and Global Chief Marketing Officer of Discovery Communications, Inc. from 2008 to 2010; Executive Vice President, General Manager of The Weather Channel Companies (television network) from 2004 to 2008; Executive Vice President, Strategic Marketing, of The Weather Channel Companies from 2002 to 2004; Turner Broadcasting System, a division of Time Warner, Inc. (mass media company) from 1994 to 2002, with which she served in a variety of marketing and strategy roles. Director of E.W. Scripps Company.

Qualifications:

Ms. Lucas has more than 20 years of media and marketing experience, having served as Chief Marketing Officer of several well-known television networks and in multiple media and marketing roles with a large broadcasting network. She also has over 15 years of leadership and executive experience, having served as Chief Executive Officer of two media companies and in an executive role for two well-known television networks. With her background, Ms. Lucas brings extensive insights and perspectives on marketing, interfacing with media companies, and operations to the JCPenney Board.

2020 Proxy Statement	17

Proposal 1—Election of Directors

Age: 65 Committees: • Audit (Chair) • Finance and Planning

B. Craig Owens

Director of the Company since 2014

Retired Chief Financial Officer and Chief Administrative Officer, Campbell Soup Company

Business Experience:

Senior Vice President, Chief Financial Officer and Chief Administrative Officer (2008 to 2014) of Campbell Soup Company (food); Executive Vice President and Chief Financial Officer of Delhaize Group (grocery retailer) from 2001 to 2008; served in various positions of increasing importance with The Coca-Cola Company (beverages) and its bottlers from 1981 to 2001; Director of Pall Corporation from 2011 to 2015; Director of Dean Foods Company; Director of AptarGroup, Inc.; Director of Crown Holdings, Inc.; Trustee of Washington and Lee University.

Qualifications:

Mr. Owens has extensive experience in the consumer food and beverage industries, including service as Chief Financial Officer of a leading publicly-traded consumer food company. He also has considerable knowledge of the retail industry, having served as Chief Financial Officer of a leading international grocery retailer. He brings significant financial expertise to the JCPenney Board including all aspects of financial reporting, accounting, corporate finance and capital markets, as well as considerable experience managing supply chain and information technology organizations. As a result of his executive experience, he also has a deep understanding of operations and strategic planning. He also currently serves on the boards of three other publicly-traded companies.

Age: 61 Committees: • Audit • Finance and Planning

Lisa A. Payne

Director of the Company since 2016

Retired Vice Chairman and Chief Financial Officer, Taubman Centers, Inc.

Business Experience:

Chairman of the Board of Soave Enterprises, LLC (diversified management and investment company) and President of Soave Real Estate Group from 2016 to 2017; Vice Chairman and Chief Financial Officer (2005 to 2016) of Taubman Centers, Inc. (real estate investment trust), where she held various positions since 1997, including Director from 1997 to 2016 and Executive Vice President and Chief Financial and Administrative Officer from 1997 to 2005; Vice President of Goldman, Sachs & Co. (finance) from 1996 to 1997, where she held various positions between 1986 and 1996; Director of Masco Corporation and Rockwell Automation, Inc.; Trustee of Munder Series Trust and Munder Series Trust, II from 2005 to 2014.

Qualifications:

Ms. Payne has extensive accounting and financial experience in the regional mall and real estate industries, including service as the Chief Financial Officer of a leading retail management and real estate development company. She also brings extensive corporate finance experience from her past experience as an investment banker with a leading investment banking firm. As a result of her executive experience, she also has a deep understanding of operations and strategic planning. Ms. Payne’s Board and Board committee experience also provides her with significant insight as to governance and compliance-related matters of public companies.

18	2020 Proxy Statement

Proposal 1—Election of Directors

Age: 60 Committees: • Audit • Corporate Governance

Debra A. Plunkett

Director of the Company since 2017

Principal, Plunkett Associates LLC

Business Experience:

Principal, Plunkett Associates LLC (cybersecurity consulting) since 2016; Senior Fellow, Harvard University since 2017; Adjunct Professor, University of Maryland College Graduate School since 2014; Senior Advisor to the Director of the United States National Security Agency (NSA) from 2014 to 2016, with which she served in positions of increasing importance since 1984, including Director, Information Assurance Directorate, from 2010 to 2014, Deputy Director of Information Assurance from 2008 to 2010, and in various senior executive, supervisory and analytic roles from 1984 to 2008; Director, Office of Transnational Threats, United States National Security Council at the United States White House from 2000 to 2001. Director of CACI International, Inc. Director of Nationwide Insurance.

Qualifications:

Ms. Plunkett has more than 30 years of cybersecurity experience, having served as a Director on the United States National Security Council of the White House and in multiple cybersecurity roles with the United States National Security Agency. In addition, her past experience provides her with perspective into the challenges of managing large, complex, multi-faceted organizations. Ms. Plunkett also brings to the Board a valuable and different perspective due to her extensive background in public policy and academia.

Age: 71 Committees: • Audit • Finance and Planning

Leonard H. Roberts

Director of the Company since 2002

Retired Chairman and Chief Executive Officer, RadioShack Corporation

Business Experience:

Chairman and Chief Executive Officer of RadioShack Corporation (consumer electronics), with which he served as Executive Chairman of the Board from 2005 to 2006, Chairman of the Board and Chief Executive Officer from 1999 to 2005, President from 1993 to 2000, and a Director from 1997 to 2006; Chairman and Chief Executive Officer of Shoney’s, Inc. (restaurants) from 1990 to 1993; President and Chief Executive Officer of Arby’s, Inc. (restaurants) from 1985 to 1990; Director of Rent-A-Center, Inc. from 2006 to 2017; Director of Tarrant County Safe City Commission; Director and Former Chairman of the Board of Directors of Texas Health Resources.

Qualifications:

Mr. Roberts has extensive executive and board experience in the retail industry, including service as the Chairman and as the CEO of a publicly-traded consumer electronics retailer and CEO positions with two restaurant operators. With this background, he has insights and perspectives on delivering merchandise and services to consumers, which he brings to the JCPenney Board. As a result of his extensive executive experience, he also brings financial expertise to the Board.

2020 Proxy Statement	19

Proposal 1—Election of Directors

Age: 53

Jill Soltau

Director of the Company since 2018

Chief Executive Officer of JCPenney

Business Experience:

Chief Executive Officer since October 2018 of JCPenney. President and Chief Executive Officer of JoAnn Stores, Inc. (specialty retailer) from 2015 to October 2018. From 2013 to 2015, she served as President of Shopko Stores (retail store chain), with which she served in positions of increasing responsibility, including Executive Vice President, Chief Merchandising Officer from 2009 to 2013 and Senior Vice President, General Merchandise Manager, Apparel and Accessories from 2007 to 2009. Prior to that, she held positions of increasing responsibility with national and regional retailers including Sears Holdings, Kohl’s Corporation and Carson Pirie Scott. Director of AutoZone, Inc.

Qualifications:

Ms. Soltau has extensive experience in the retail industry, including executive experience with a major U.S. retailer. She brings considerable knowledge of merchandising, operations and strategic planning. She also currently serves on the board of another publicly-traded company.

Age: 69 Committees: • Audit • Finance and Planning (Chair)

Javier G. Teruel

Director of the Company since 2008

Partner, Spectron Desarrollo, SC and Chairman, Alta Growth Capital

Business Experience:

Partner of Spectron Desarrollo, SC (investment management and consulting) since 2007; Chairman of Alta Growth Capital (private equity) since 2012; Vice Chairman (2004 to 2007) of Colgate-Palmolive Company (consumer products), with which he served in positions of increasing importance since 1971, including as Executive Vice President responsible for Asia, Central Europe, Africa and Hill’s Pet Nutrition, Vice President of Body Care in Global Business Development in New York, President and General Manager of Colgate-Mexico, President of Colgate-Europe, and Chief Growth Officer responsible for the company’s growth functions; Director of Starbucks Corporation; Director of Nielsen Holdings.

Qualifications:

Mr. Teruel has extensive executive experience in the consumer products industry. He brings to the JCPenney Board considerable product development, merchandising and marketing skills and perspectives. His broad international experience also provides unique insights relevant to the Company’s product sourcing initiatives. Mr. Teruel brings the benefits of service on the boards of other publicly-traded companies to the JCPenney Board, including financial expertise resulting from his service as the former chair of the audit committee of one of the boards.

20	2020 Proxy Statement

Proposal 1—Election of Directors

Age: 66 Committees: • Corporate Governance (Chair) • Human Resources and Compensation

Ronald W. Tysoe

Non-Executive Chairman of the Board since May 2018, Director of the Company since 2013

Former Vice Chairman of Finance and Real Estate, Federated Department Stores, Inc.

Business Experience:

Vice Chairman of Finance and Real Estate of Federated Department Stores, Inc. (now Macy’s, Inc.) (retail store chain) from 1990 to 2006 and Chief Financial Officer from 1990 to 1997; Senior Advisor of Perella Weinberg Partners LP (global, independent advisory and asset management firm) from 2006 to 2007; Director of Pzena Investment Management Inc. from 2009 to 2013; Director of Scripps Networks Interactive, Inc. from 2008 to 2018; Director of Canadian Imperial Bank of Commerce from 2004 to 2019. Director of Cintas Corporation; Director of Taubman Centers, Inc.

Qualifications:

Mr. Tysoe has extensive experience in the retail industry, including executive and board experience with a major U.S. retailer. He provides valuable insights and perspectives to the Board as a result of his considerable financial and real estate experience. He also brings the benefits of service on the boards of other publicly-traded companies, including expertise in corporate strategy, compensation and corporate governance.

2020 Proxy Statement	21

Letter from Human Resources and Compensation Committee Chair

Letter from Human Resources and Compensation Committee Chair

Dear Fellow Stockholders,

On behalf of the Human Resources and Compensation Committee, thank you for your continued support. The Committee is comprised solely of independent directors, and we take seriously our responsibilities to our stockholders.

JCPenney is transforming, rebuilding the business with efforts centered around more deeply understanding our customer. Together with the senior leadership team, Jill Soltau, our Chief Executive Officer, developed and shared the Company’s strategy for restoring profitable and sustainable growth to the business, referred to as the JCPenney Plan for Renewal. In fiscal 2019, the Committee reviewed the Company’s executive compensation programs to ensure they were aligned with the achievement of performance goals to drive the renewal efforts and long-term stockholder value. Our review of these programs also considered compensation practices prevalent in the market and exhibited by our peers, and the current level of volatility and uncertainty in the retail sector. The following pages detail the Committee’s focus on designing executive compensation programs to unite leaders as a cohesive team responsible for driving results.

In fiscal 2019, the Company strengthened its executive team under Ms. Soltau’s leadership. Michelle Wlazlo joined the Company as our Chief Merchant in March 2019, Bill Wafford joined as our Chief Financial Officer in April 2019, and Jim DePaul joined as our Executive Vice President, Stores in August 2019. These newly hired executives, together with Ms. Soltau, Therace Risch, our Chief Information Officer, and Brynn Evanson, our Chief Human Resources Officer, possess over 130 years of collective retail experience, carry a strong track-record of driving customer-centered growth, and have a deep understanding of merchandising operations. With this executive team, we are confident that we have the right leaders with the right experience in place to drive results for the Company and our stockholders.

In addition, the Company engaged in outreach efforts during fiscal 2019 to ensure that we maintain continuous contact with our stockholders, have an informed understanding of their concerns, and respond appropriately to our learnings from these engagements. Our outreach included the Company’s top institutional investors, representing approximately 60% of our outstanding common stock. We plan to continue ongoing dialogue with our stockholders on our executive compensation programs.

As efforts under the Plan for Renewal continue, we are committed to ensuring we have the appropriate executive compensation programs in place to motivate and retain executives to drive sustainable and profitable growth and long-term stockholder value by reestablishing the fundamentals of the business and developing an emotional connection with customers.

Amanda Ginsberg

Chair, Human Resources and Compensation Committee

22	2020 Proxy Statement

Compensation Discussion and Analysis

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis describes our executive compensation programs and the decisions affecting the compensation of our Named Executive Officers (NEOs) in fiscal 2019.

Our fiscal 2019 executive compensation programs were designed to incent our NEOs to drive results and to align executive pay with stockholder value. Fiscal 2019 compensation determinations were intended to provide the opportunity for rewards based on the achievement of pre-determined performance goals that laid the foundation for our Plan for Renewal strategies, while also recognizing the volatility and uncertainty in the retail sector.

Our NEOs as of the last day of fiscal 2019 are listed below:

•	Jill Soltau, Chief Executive Officer

•	Bill Wafford, Executive Vice President, Chief Financial Officer

•	Michelle Wlazlo, Executive Vice President, Chief Merchant

•	Therace Risch, Executive Vice President, Chief Information Officer

•	Brynn Evanson, Executive Vice President, Chief Human Resources Officer

2020 Proxy Statement	23

Compensation Discussion and Analysis

Compensation Discussion and Analysis Highlights

1 How do we determine pay?

∎ We designed our 2019 compensation programs to align executive pay with Company performance

∎ Our 2019 executive pay mix was structured with an emphasis on variable pay, dependent on achievement of pre-established performance goals

∎ We considered multiple factors, including but not limited to, individual performance, position, and responsibilities, when determining total compensation opportunities

∎ We benchmark executive pay against a peer group that represents the characteristics of our business, the labor market in which we compete, and similar size parameters in terms of revenue, market capitalization, and enterprise value relative to JCPenney

2 How did we perform?

∎ In 2019, we announced the Company’s Plan for Renewal, articulating our steps to rebuild the fundamentals of our business and become more customer focused to restore profitable and sustainable growth

∎ We improved our gross margin rates by 210 basis points, lowered inventory by 11 percent, reduced expenses, defined our customer focus segment and tested new customer experience concepts

∎ We exceeded our 2019 bonus adjusted EBITDA goal

3 How did we pay our NEOs?

∎ Incentive award payouts to our NEOs were based on bonus adjusted EBITDA, which is a measure of the Company’s operating profitability

◾  Our CEO’s 2019 annual cash bonus was based on full year results and was earned at 131.8% of target

◾  For NEOs (other than Ms. Soltau), Spring 2019 bonuses were earned at 151.5% of target, and Fall 2019 bonuses were earned at 131.6% of target

∎ The Company did not reach its 2019 bonus adjusted EBITDA performance goal for 2017 Performance-Based Restricted Stock Unit (PBRSU) awards, which was set at the time of grant; as a result, these awards were not earned

∎ Time-based restricted stock awards are dependent upon the Company’s stock price performance and have decreased in value versus the grant value

4 What did we change for 2019?

∎ To align the teams around our Plan for Renewal business strategies to deliver profitable and sustainable growth, fiscal 2019 annual cash bonuses were determined by the achievement of pre-established bonus adjusted EBITDA goals

∎ In 2019, our performance-based Long-Term Incentive (LTI) awards were converted from stock to cash to preserve shares and proactively manage stockholder dilution

5 How do we address risk and governance?

∎ With an appropriate balance of short and long-term compensation, incentive award value realized by our NEOs was based on the achievement of specific financial performance goals and the value of the Company’s stock price at the end of a three-year performance period

∎ We follow practices that promote good governance and serve the interests of our stockholders, with caps on variable pay opportunities and policies on claw-backs, anti-pledging, anti-hedging, and stock ownership goals

6 Why should you approve our say on pay?

∎ 2019 incentive award payouts for our NEOs were entirely dependent on achievement of pre-established financial performance goals

∎ The majority of our NEOs’ pay is at risk and dependent on financial performance

∎ Our executive compensation programs are aligned with stockholder interests, linking pay opportunities to profitable growth and long-term stockholder value

24	2020 Proxy Statement

Compensation Discussion and Analysis

Company Highlights

In November 2019, we announced our Plan for Renewal – our strategy for restoring profitable and sustainable growth to the business. Our Plan for Renewal is driven by five main components:

1.	Offering compelling merchandise that allows our customers to make the most of every occasion and to live life their way;

2.	Providing an engaging experience that customers want, both for themselves and to share with family and friends;

3.	Driving traffic by using our physical stores, our flagship store jcp.com, and our mobile app to connect with our customers emotionally at every point of the shopping experience;

4.	Fueling growth by developing a more efficient operating model, reinvesting in value-creating activities, and establishing a capital structure that supports the long-term needs of the Company; and

5.

Building a results-minded culture that ensures every associate understands how their role contributes to our success and connects to our Plan for Renewal with an emphasis on accountability, urgency, and innovative problem solving across all levels of the organization.

We made progress on our foundational and transformational efforts in fiscal 2019. Below are key results from our fiscal 2019 business performance:

•	Increased inventory productivity by lowering inventory levels by over 11%.

•

Improved our gross margins by executing our markdown cadence differently, refining our pricing and promotion strategy, and improving shrink. As a result, we delivered a year-over-year decrease of 210 basis points in cost of goods sold as a percent of net sales.

•	Eliminated inefficient spending in certain areas and corrected overspending in others – positioning the Company to invest in driving growth in sales and earnings.

•

Defined our customer focus segment through our extensive quantitative and qualitative research: the All-in Shopping Enthusiast – serious shoppers who want a retailer that reflects the occasions in their lives.

•	Began designing an engaging customer experience by testing new ideas, assortments, and concepts.

Our fiscal 2019 results are accompanied by a renewed energy to maintain momentum for rebuilding the business, reestablishing the fundamentals of retail, and returning JCPenney to its rightful place in the retail industry.

Say on Pay and Stockholder Outreach

The annual say on pay proposal provides stockholders with the opportunity to express their views on our executive compensation programs. Historically, we have received strong support for our executive compensation programs. Over the prior five years, the Company’s say on pay proposals have received an average of 89% stockholder support.

At our 2019 Annual Meeting of Stockholders, 73% of our stockholders who cast an advisory vote on our say on pay proposal voted in favor of our executive compensation program. The Committee takes seriously say on pay vote results that are considerably lower than results in prior years. In response to both the 2019 say on pay results and feedback from proxy advisor firms, the Company engaged in outreach efforts during fiscal 2019 to maintain continuous contact with our stockholders, have an informed understanding of their concerns, and respond appropriately to our learnings from these engagements.

2020 Proxy Statement	25

Compensation Discussion and Analysis

During the year, we had multiple touchpoints with our stockholders. Our outreach included the Company’s top institutional investors, representing approximately 60% of our outstanding common stock:

•	We met with firms representing approximately 27% of our outstanding common stock to discuss our executive compensation and human capital management programs.

•	In addition, firms representing approximately 33% of our outstanding common stock who were contacted by the Company either confirmed they had no concerns or did not request a meeting.

Participants in our engagement efforts included members of the Company’s senior leadership team who play a key role in our executive compensation process. In addition to management, our Board of Directors was also represented in the engagement efforts. The following leaders engaged directly with our stockholders:

•	Chairman of the Board and Member of the Human Resources and Compensation Committee

•	Executive Vice President, Chief Human Resources Officer

•	Associate General Counsel and Secretary

•	Vice President, Compensation and Benefits

•	Head of Investor Relations

During our conversations, stockholders shared their feedback on the inducement awards included in our Chief Executive Officer’s offer of employment in fiscal 2018, expressing concern that these awards were not sufficiently tied to performance conditions. As described in our 2019 proxy statement, the inducement awards for Ms. Soltau were structured to replace a significant compensation arrangement she forfeited from her prior employer. As one-time grants, these awards are not representative or part of the annual compensation package of the Chief Executive Officer, and therefore we are confident that this concern is isolated, pertaining only to CEO compensation during the year of hire.

In fiscal 2019, the long-term value of sign-on awards granted to executives hired in fiscal 2019 was more meaningfully aligned to Company performance by delivering a portion of sign-on awards as long-term incentive performance cash awards or stock options.

Though feedback received in response to the 2019 say on pay vote was voiced after our 2019 executive compensation determinations were finalized, we continue to remain in dialogue with our investors, and their feedback and questions will continue to remain an important part of the review, design, and implementation of our executive compensation programs.

Our Executive Compensation Programs

At JCPenney, our executive compensation programs are designed to incent our executives to drive results and to align executive pay with stockholder value. For fiscal 2019, our executive compensation philosophy was further guided by a desire to retain and motivate executives during our transformation and unite our associates as a cohesive team while recognizing the volatility and uncertainty in the retail sector.

26	2020 Proxy Statement

Compensation Discussion and Analysis

The Company’s executive compensation programs include key features that align the interests of our NEOs with our stockholders.

What We Do	What We Don’t Do

✓ Majority of executive pay is based on Company financial performance and is at risk

✓ Multiple LTI vehicles link pay to both internal financial performance goals and to external market performance

✓ Impose robust stock ownership guidelines, with a holding requirement for the CEO until the guideline is met

✓ Have claw-back policy for both cash and equity awards

✓ Impose stringent restrictive covenants on those who receive awards under our LTI program

✓ Conduct an annual risk assessment of executive pay programs

✓ Review tally sheets for all named executive officers

✓ Engage an independent compensation consultant who reports only to the Human Resources and Compensation Committee

Ò   No excise tax gross-ups

Ò   No “single-trigger” change in control plans

Ò   No hedging or pledging of Company stock

Ò   No stock options granted below fair market value

Ò   No option repricing without stockholder approval

Role of the Human Resources and Compensation Committee

The Human Resources and Compensation Committee of the Board of Directors (the Committee) is responsible for establishing and implementing our executive compensation programs. Each member of the Committee is independent under the listing standards of the New York Stock Exchange (NYSE). The Committee determines compensation for officers of the Company at the level of Senior Vice President and above, other than the Chief Executive Officer. The Chief Executive Officer’s compensation is determined by all the independent directors of the Board of Directors (the Board), considering the Committee’s recommendations. As part of the Committee’s deliberations, the Chief Executive Officer makes compensation recommendations for the executive officers other than herself. The Committee considers these recommendations in making its determinations.

Role of the Independent Compensation Consultant

The Committee engages an independent consultant to assist in its review of and decisions on executive compensation. The Committee’s consultant provides current market research and analyses against which executive compensation programs and proposals can be evaluated, including a review of competitive market trends and design practices, a review of the Company’s peer group, and market benchmarking for officers at the level of Senior Vice President and above. The independent consultant does not assist the Board on director compensation matters. The Committee has sole authority to retain and terminate its consultant and sole authority to approve the fees and other terms of the engagement of its consultant. The independent consultant reports directly to the Committee and does not work for the Company’s management in any capacity. For fiscal 2019, the Committee retained Meridian Compensation Partners LLC (Meridian) as its independent consultant. In retaining Meridian as its consultant, the Committee considered all factors relevant to Meridian’s independence from management in accordance with the listing standards of the NYSE.

2020 Proxy Statement	27

Compensation Discussion and Analysis

Role of Management

Management makes recommendations to the Committee regarding the design and implementation of our executive compensation programs. Management works with its outside executive compensation consultant Frederic W. Cook & Co., Inc. (FW Cook) in making recommendations that are consistent with the Company’s philosophy and objectives. The Committee may review data and analyses provided by management and its consultants. FW Cook does not work for the Committee or the Board in any capacity.

Role of Peer Group and Benchmarking

The market for executive talent is competitive and understanding how other retailers compensate their leaders is important in the review, design, and assessment of executive compensation programs. Accordingly, we maintain a group of peers that represents the characteristics of our business and the labor market in which we compete for talent. The Committee considers various size parameters in determining the peer group including revenue, market capitalization and enterprise value, and focuses on retailers with business characteristics similar to JCPenney. In general, the peer group includes mall anchors, department stores, and other retailers who offer the same or similar products in most cases, whose customers are influenced by similar broad economic trends in spending and whose operations are primarily domestic.

For fiscal 2019, the Committee conducted an evaluation of our peer group to enhance the overall sample size and align more closely to the Company’s size and scope. Based on this review, the peer group was updated for purposes of benchmarking 2019 executive compensation and further refined for use in benchmarking 2020 executive compensation.

In addition to peer group data, the Committee also considered retail industry surveys to benchmark pay for executive officer positions for which proxy peer group data are not available. Market data is referenced when making compensation determinations, and the Committee also considers Company performance as well as individual experience and performance relevant to the executive’s role.

Internal Pay Relationships

Our executive compensation philosophy reflects the importance of offering a competitive target compensation package. In general, the differences in pay between the NEOs relative to each other and relative to the Chief Executive Officer, as well as to non-managerial associates, are based on market differences for the job, job responsibilities and scope, and individual experience and performance, rather than a pre-determined ratio or multiple.

28	2020 Proxy Statement

Compensation Discussion and Analysis

Relationship of Executive Compensation to Risk

In connection with fulfilling its responsibilities, the Committee considers whether the design of the Company’s executive compensation programs encourages executives to engage in excessive risk-taking. The Committee reviews the overall program design, as well as the balance between short-term and long-term compensation, the metrics used to measure performance, and the total award opportunity under the Company’s incentive compensation programs, and other features designed to mitigate risk such as incentive caps, vesting requirements, stock ownership guidelines, the Company’s insider trading policy, the Company’s claw-back policy, and the Company’s prohibition on hedging and pledging of Company securities by directors and senior management. Based on its review, the Committee believes that the Company’s executive compensation programs are aligned with the interests of stockholders, appropriately reward pay for performance, and do not promote unnecessary or excessive risk.

Tally Sheets

In fiscal 2019, the Committee continued its practice of reviewing tally sheets for executive officers with multiple years of compensation history with the Company. Tally sheets are intended to facilitate the Committee’s understanding of the nature and amounts of total compensation under our executive compensation programs and to assist the Committee in its overall evaluation of executive compensation programs. They provide a comprehensive view of target, actual, and potential compensation payouts under a variety of performance scenarios, including termination. The tally sheets also allow the Committee to understand the cumulative effect of prior pay decisions and stock performance over time, as well as the retention value of existing long-term incentives, severance, and change in control arrangements.

Compensation of our Named Executive Officers

Components of 2019 Executive Compensation

Total target compensation for our NEOs in fiscal 2019 was comprised of three primary pay elements, each designed in accordance with our pay for performance philosophy and executive compensation objectives, as described below.

	Pay Element		Objective	Performance Rewarded

FIXED	Annual	Base Salary	Recognize an individual’s role and responsibility	Increases based on individual performance, scope and complexity of each role, market data, and internal pay equity

AT- RISK	Annual	Annual Cash Bonus	Reward achievement of short-term performance results	Achievement of 2019 pre-established bonus adjusted EBITDA goals
	Long-Term	Time-Based Restricted Stock Units (TBRSUs)	Align executive pay with long-term stockholder value and retain executive talent	Stock price performance over time
		Performance Cash	Reward achievement of long-term performance results and retain executive talent	Achievement of long-term bonus adjusted EBITDA goals

2020 Proxy Statement	29

Compensation Discussion and Analysis

Pay Mix

To reinforce our pay for performance philosophy, the majority of our NEOs’ fiscal 2019 pay opportunities were variable and dependent on the achievement of pre-established performance goals. Our Chief Executive Officer’s compensation for fiscal 2019 was predominately performance based, with at-risk variable pay elements accounting for approximately 87% of her total target compensation. On average, the compensation of our NEOs in fiscal 2019 was approximately 70% at risk.

For fiscal 2019, the targeted mix of base salary, annual cash bonus, and long-term incentive awards for our Chief Executive Officer and the NEOs as a group (on average) is displayed below. Consistent with our pay for performance philosophy, we believe the combination of fixed and performance-based pay elements strikes the appropriate balance between short and long-term results, and aligns executive pay with stockholder value.

2019 CEO Compensation Mix	2019 Other NEO Compensation Mix

Base Salary

We review the base salaries of our NEOs annually to ensure they remain competitive to comparable positions in our peer group and market data. Individual performance, position to market, and relevant changes to the responsibilities or scope of an executive’s role are considered when determining executive base salary increases. The majority of our NEOs joined the Company in fiscal 2018 or fiscal 2019. Two of the NEOs received merit-based salary increases in fiscal 2019 in recognition of individual performance.

Executive	2018 Base	2019 Base	Percentage Change
Jill Soltau	$1,400,000	$1,400,000	0.0%
Bill Wafford	—	$650,000	—
Michelle Wlazlo	—	$750,000	—
Therace Risch	$690,000	$710,000	2.9%
Brynn Evanson	$630,375	$648,656	2.9%

30	2020 Proxy Statement

Compensation Discussion and Analysis

Annual Cash Bonus Awards

Annual cash bonuses are determined and paid pursuant to the Management Incentive Compensation Program (MICP), which provides NEOs as well as other management associates the opportunity to earn cash awards based on the achievement of pre-established Company goals.

Our fiscal 2019 compensation programs were designed to align all associates around our business strategies that served as the foundation for our Plan for Renewal. We modified the annual cash bonus program for fiscal 2019, uniting our associates as a cohesive team with pay opportunities tied to the performance of bonus adjusted EBITDA.

We selected bonus adjusted EBITDA as the most appropriate metric to measure of the Company’s operating profitability. Over the short term, bonus adjusted EBITDA ensures that our team works to deliver profitable and sustainable growth while managing operating expenses.

For purposes of the annual cash bonus program, bonus adjusted EBITDA is defined as earnings before interest, taxes, depreciation, and amortization, excluding qualified and supplemental pension plan expense, bonus and equity expense, real estate, and restructuring and management transition charges. The Committee chose to exclude those items because they are not directly related to the Company’s ongoing core business operations, which consist of selling merchandise and services to consumers through the Company’s department stores and website. In addition, qualified and supplemental pension plan expenses are determined using numerous complex assumptions about changes in pension assets and liabilities that are subject to factors beyond the Company’s control, such as market volatility.

The program structure provides each participant with an annual “bonus target” that is a percentage of the individual’s base pay. The range of potential payouts for each of the NEOs is presented in the Grants of Plan-Based Awards Table.

Performance Periods. Ms. Soltau’s annual cash bonus opportunity for fiscal 2019 was measured based on full-year results. Consistent with prior years, our fiscal 2019 annual cash bonus program for NEOs was measured across two separate performance periods, Spring and Fall. The Spring performance period measured performance for the first half of fiscal 2019 and represented 40% of the overall annual cash bonus target. The Fall performance period measured performance for the second half of fiscal 2019 and represented the remaining 60% of the overall annual cash bonus target. Any earned payouts for both performance periods are made after the end of the fiscal year.

Annual Cash Bonus Targets. The table below reflects the 2019 annual cash bonus targets for our NEOs based on each executive’s position and responsibilities.

Executive	Annual Bonus Target as a % of Salary
Jill Soltau	150%
Bill Wafford	85%
Michelle Wlazlo	100%
Therace Risch	85%
Brynn Evanson	75%

Fiscal 2019 Performance Goals and Results. We set performance goals for fiscal 2019 bonus adjusted EBITDA with a focus on restoring the discipline required to lay the strong foundation for our renewal. The performance

2020 Proxy Statement	31

Compensation Discussion and Analysis

goal for Ms. Soltau’s fiscal 2019 annual cash bonus, as well as the performance goals for the Spring and Fall performance periods for the NEOs (other than Ms. Soltau), were each established at the beginning of their respective performance periods. A threshold achievement level of the performance goal was required for any portion of the bonus awards to be paid. The maximum payout under the annual cash bonus program was 200% of the bonus target, which equates to achievement at or above 150% of the performance goal. In fiscal 2019, bonus adjusted EBITDA results exceeded expectations due to improved gross margin, higher credit income, and savings achieved in selling, general, and administrative expenses. The performance goals and actual performance results, including corresponding payout levels for the fiscal 2019 performance periods, are as set forth below. Total 2019 annual cash bonus payouts for all NEOs are reflected in the Summary Compensation Table.

	Threshold Performance (40% Payout)	Performance Goal (100% Payout)	Maximum Performance (200% Payout)	Performance Results	Payout %
2019 Spring bonus adjusted EBITDA ($ in millions)	$171	$228	$343	$302.8	151.5%
2019 Fall bonus adjusted EBITDA ($ in millions)	$262	$349	$524	$417.9	131.6%

	Threshold Performance (40% Payout)	Performance Goal (100% Payout)	Maximum Performance (200% Payout)	Performance Results	Payout %
2019 bonus adjusted EBITDA for CEO annual cash bonus ($ in millions)	$434	$578	$867	$721	131.8%

Long-Term Incentive Awards

To align the compensation of our executives with the long-term success of the Company and the interests of our stockholders, long-term incentive awards were granted to our NEOs in fiscal 2019. These awards place a significant portion of our NEOs’ total compensation “at risk”, dependent on the achievement of long-term performance goals and stock price performance.

Long-Term Incentive Award Mix. Fiscal 2019 long-term incentive awards were delivered as a mix of performance-based and time-based vehicles. Performance-based awards strengthen the link between executive pay and Company performance and provide for longer term retention of executives. Time-based awards also provide for longer term retention and incent stock price performance over time. In addition, recipients of long-term equity awards are subject to the same potential for increases and decreases in stock price over time as our stockholders are. In 2019, our performance-based awards were converted from stock to cash to preserve shares and proactively manage stockholder dilution. This change is a temporary measure and not intended to be a permanent change to our award mix. Annual long-term incentive awards granted to our NEOs in fiscal 2019 were comprised of performance cash and time-based restricted stock units, each weighted at 50% of the total award opportunity. The following paragraphs describe each award.

Time-Based Restricted Stock Units. Each time-based restricted stock unit (TBRSU) represents the right to receive one share of our common stock on a future vesting date. The units vest in full on the third anniversary of the grant date provided the participant remains continuously employed with the Company until that time. TBRSUs generally maintain some level of value in all market conditions and as such, provide for a strong retention mechanism. Since the ultimate value of the award depends on the market value of our common stock on the vesting date, awards of TBRSUs effectively align the interest of our executives with our stockholders. To determine the number of TBRSUs granted to each of our NEOs, the dollar value allocated to these awards is divided by the closing share price of our common stock on the date of grant.

32	2020 Proxy Statement

Compensation Discussion and Analysis

Performance Cash Awards. Performance cash awards granted in fiscal 2019 are measured based on the attainment of bonus adjusted EBITDA goals for fiscal 2019 through 2021. The Committee chose bonus adjusted EBITDA as the performance metric for our 2019 long-term incentive awards.

Whereas the use of bonus adjusted EBITDA under the annual cash bonus program was intended to align our associates to build a strong foundation, bonus adjusted EBITDA under the long-term incentive plan is intended to provide a consistent measure of our progress over time, safeguarding against business decisions that provide “quick wins” that are ultimately detrimental to our long-term health and profitability. These two uses of bonus adjusted EBITDA complement each other, motivating different behaviors to ensure progress is made on short-term goals without losing sight of delivering long-term value to the Company and its stockholders.

For performance cash awards granted in fiscal 2019, the definition of bonus adjusted EBITDA is consistent with the definition used for the annual cash bonus program described earlier in the “Annual Cash Bonus Awards” section. The performance cash awards vest 0% to 200% of target based upon the extent to which bonus adjusted EBITDA for each of the three years in the 2019-2021 performance cycle meets or exceeds the specified performance goals. The maximum payout is 200% of target. The performance goals and actual performance results for fiscal 2019, the first year of the three-year performance cycle, are set forth below.

	Threshold Performance (40% Payout)	Performance Goal (100% Payout)	Maximum Performance (200% Payout)	Performance Results	Payout %
2019 bonus adjusted EBITDA for 2019 Performance Cash Award ($ in millions)	$434	$578	$867	$721	133.7%

The portion of the 2019 performance cash awards earned based on fiscal 2019 results will not be paid until after the end of fiscal 2021, which is the last year of the three-year performance cycle. Similarly, the portions of the awards earned based on fiscal 2020 results and fiscal 2021 results, respectively, will not be paid until after the end of fiscal 2021.

2019 Long-Term Incentive Award Values. The potential number of units used for annual long-term incentive awards for each executive was based on the award mix, as well as on a pre-defined intended long-term incentive dollar value for the executive. The intended long-term incentive dollar value is determined by position and expected future contributions, taking into consideration competitive market data for comparable positions at companies in our peer group and the Company’s overall long-term incentive planning for the year.

The table below sets forth the dollar values of the 2019 annual long-term incentive awards granted to NEOs.

Executive	Dollar Value of Time-Based Restricted Stock Units	Dollar Value of Performance Cash Awards (1)	Long-Term Incentive Dollar Value of 2019 Annual Award
Jill Soltau	$3,750,000	$3,750,000	$7,500,000
Bill Wafford (2)	—	—	—
Michelle Wlazlo	$500,000	$500,000	$1,000,000
Therace Risch	$700,000	$700,000	$1,400,000
Brynn Evanson	$490,000	$490,000	$980,000

(1)

Performance cash awards are required to be disclosed in the Summary Compensation Table in the year such awards are earned rather than the year in which they were granted. Therefore, our Summary Compensation Table for fiscal 2019 includes the value earned under the 2019 performance period for the 2019 Performance Cash awards.

(2)

Mr. Wafford joined the Company on April 8, 2019 and did not receive an annual long-term incentive award for fiscal 2019. A portion of Mr. Wafford’s inducement award was structured to mirror the same mix as the 2019 annual long-term incentive awards delivered to current executives.

2020 Proxy Statement	33

Compensation Discussion and Analysis

Restrictive Covenants. By accepting any long-term incentive award, each NEO agrees to comply with the following restrictive covenants which continue for 18 months following termination of employment, except for the obligation not to disclose Company confidential or proprietary information, which continues indefinitely:

•	Confidentiality: cannot disclose confidential or proprietary information of the Company;

•	Non-interference with business relations: must refrain from activities designed to influence or persuade any person not to do business or to reduce its business with the Company;

•

Non-solicitation: must refrain from attempting to influence or persuade any of the Company’s employees to leave their employment with the Company and refrain from directly or indirectly soliciting or hiring employees of the Company; and

•	Non-compete: cannot undertake work for a competing business.

Performance of Previously Granted Long-Term Incentive Awards

Performance-Based Restricted Stock Units.

The mix of long-term incentive awards delivered to our NEOs in previous years included performance-based restricted stock units (PBRSUs). These awards were granted to our executive officers based on a determined equity dollar value, which was then divided by the closing share price of our common stock on the date of grant. The actual awards earned can vary above or below the target based on the extent to which the Company achieved the performance goal established for the program.

2017 Performance-Based Restricted Stock Unit Award Results. In fiscal 2017, the Company granted PBRSUs to our executive officers, with vesting conditions based on the achievement of a fiscal 2019 bonus adjusted EBITDA goal, which was determined at the beginning of fiscal 2017. For PBRSUs granted in fiscal 2017, the definition of bonus adjusted EBITDA is consistent with the definition used for the annual cash bonus program. Please see “Annual Cash Bonus Awards” above for this definition.

The threshold, target, and maximum payout opportunities, along with actual performance results, are displayed below. Since the 2019 bonus adjusted EBITDA performance threshold was not achieved, no portion of the 2017 PBRSU award was earned. Three of our current NEOs joined the Company either in late 2018 or in 2019. Only Ms. Evanson and Ms. Risch were granted a PBRSU award in 2017.

	Threshold Performance (25% Payout)	Performance Goal (100% Payout)	Maximum Performance (200% Payout)	Performance Results	Payout %
2019 bonus adjusted EBITDA for PBRSUs granted in 2017 ($ in millions)	$1,130	$1,412	$1,694	$721	0.0%

2018 Performance-Based Restricted Stock Unit Award Results. In fiscal 2018, the Company granted PBRSUs to our executive officers, with vesting conditions based on the achievement of pre-established, annual, bonus adjusted EBITDA goals set at the beginning of 2018 based on year-over-year growth. For PBRSUs granted in fiscal 2018, the definition of bonus adjusted EBITDA is consistent with the definition used for the annual cash bonus program. Please see “Annual Cash Bonus Awards” above for this definition.

34	2020 Proxy Statement

Compensation Discussion and Analysis

The threshold, target, and maximum payout opportunities, along with actual performance results for 2018 and 2019 are displayed below. The performance thresholds were not achieved for 2018 and 2019. Three of our current NEOs joined the Company either in late 2018 or in 2019. Only Ms. Evanson and Ms. Risch were granted a PBRSU award in 2018.

	Threshold Performance (25% Payout)	Performance Goal (100% Payout)	Maximum Performance (200% Payout)	Performance Results	Payout %
2019 bonus adjusted EBITDA for PBRSUs granted in 2018 ($ in millions)	$915	$938	$1,086	$721	0.0%
2018 bonus adjusted EBITDA for PBRSUs granted in 2018 ($ in millions)	$915	$963	$1,059	$653	0.0%

Other Compensation Program Elements

In addition to the three principal elements of our executive compensation programs, we also offer the following elements, detailed below, to our NEOs, to help us attract and retain the most talented individuals:

•	Retirement benefits;

•	Health and welfare benefits, including medical and dental benefits, paid time off, and group term life insurance benefits;

•	Termination arrangements; and

•	Perquisites.

Retirement Benefits

As with the principal elements of our executive compensation programs, our retirement benefits are intended to provide an industry competitive level of benefits. The principal retirement benefits that we currently offer to our associates, including our NEOs, are through our defined contribution 401(k) plan (Savings Plan) and our non-qualified defined contribution plan (Mirror Savings Plan). Both the Savings Plan and Mirror Savings Plan offer eligible associates the opportunity to defer a portion of their base salary and annual cash bonus compensation as a means of saving for retirement.

The Savings Plan also includes a Company matching contribution feature of 100% per dollar deferred up to a maximum of 5% of deferrals. The Mirror Savings Plan has a similar feature with respect to compensation in excess of the Internal Revenue Code (the Code) compensation limit for qualified plans. The Mirror Savings Plan is discussed in more detail in the narrative following the Non-Qualified Deferred Compensation Table.

Health and Welfare Benefits

Our NEOs are entitled to participate in active associates’ health and welfare benefit plans, including paid time off, medical, dental, group term life insurance, and disability insurance, on the same terms and conditions as those made available to associates generally. We provide these benefits as part of a competitive package of health and welfare benefits.

Termination Arrangements

To attract top retail talent, we recognize the need to provide protection to our executives in the event of involuntary termination of employment without cause or voluntary termination for good reason or following a

2020 Proxy Statement	35

Compensation Discussion and Analysis

change in control of the Company. Accordingly, we have put in place separate arrangements consisting of individual Executive Termination Pay Agreements for our Chief Executive Officer and Executive Vice Presidents, and a Change in Control Plan to address termination situations not precipitated by the conduct of the NEO.

The termination pay agreements provide severance benefits to the executive in exchange for the executive’s agreement to comply with certain restrictive covenants. The benefits payable under the termination pay agreements are not available if the executive receives the benefits under the Change in Control Plan.

Change in Control Plan. The Change in Control Plan (CIC Plan) provides benefits if the executive’s employment is involuntarily terminated within two years following a change in control of the Company. The CIC Plan further provides that cash severance benefits will not exceed 2.99 times the sum of base salary and target bonus.

The CIC Plan defines a change of control as the:

•	acquisition by any person, entity or group of 30% or more of the Company’s outstanding common stock;

•	replacement of a majority of the Board;

•	reorganization, merger or consolidation, or the sale of all or substantially all the Company’s assets, subject to certain exceptions; or

•	complete liquidation or dissolution of the Company.

All current NEOs participate in the CIC Plan. The CIC Plan does not provide for the payment of excise tax gross-ups. The CIC Plan and the termination pay agreements are described in more detail in “Potential Payments and Benefits on Termination of Employment”.

Perquisites

We provide certain additional benefits to enable our executives to devote their energy and attention to the Company.

Annual Health Exam

In fiscal 2019, the NEOs were eligible to receive an allowance for an annual health exam. The Company does not provide a tax gross-up on this benefit. We value the benefit based on the actual charges incurred by the Company for the services provided, which is reflected as All Other Compensation in the Summary Compensation Table.

Relocation

The Company provides tiered relocation benefits to all associates based on the associate’s position within the organization. At the commencement of their respective employments with the Company, Mr. Wafford and Ms. Wlazlo did not maintain a residence near the Company’s home office in Plano, Texas. The Company provided relocation benefits to them for their commuting and temporary housing expenses consistent with Company policy for executives. We value the benefits based on the actual charges incurred by the Company for the benefits provided reduced by the amount of charges permitted under the base policy. These amounts are reflected as All Other Compensation in the Summary Compensation Table.

36	2020 Proxy Statement

Compensation Discussion and Analysis

Equity Award Grant Policy

The Committee has adopted a Policy Statement that sets forth its practices regarding the timing of, and approval process for, equity awards. In certain cases, the Committee may waive such policy. The following table sets forth the current Policy Statement.

Grant	Grant Date

Annual Grant	Third full trading date following the later of (i) public disclosure of the Company’s financial results for the fiscal year prior to the Committee’s approval or (ii) the Committee’s approval.

Off-cycle grants other than to new hires

Tenth full trading date of the calendar month if the promotion or award is effective or approved by the seventh trading day of the month; otherwise, tenth full trading date of the following calendar month.

Off-cycle grants for new hires

For Senior Vice Presidents and above, third full trading date following the date of hire.

For all other associates, tenth full trading date of the calendar month if the date of hire is on or before the seventh trading day of the month; otherwise, tenth full trading date of the following calendar month.

The Committee also adheres to the following approval policies in making equity awards to associates:

•	Equity awards to the Chief Executive Officer must be approved by the independent directors of the Board.

•	Equity awards to executive officers other than the Chief Executive Officer, including new hires, must be approved by the Committee.

•	The aggregate annual grant of equity awards to associates must be approved by the Committee.

•

Authority has been delegated by the Committee to the Chief Executive Officer and/or the Executive Vice President, Chief Human Resources Officer to approve (i) equity awards to new hires who are not executive officers and (ii) off-cycle equity awards to associates who are not executive officers.

Stock Ownership Goals

The Company strives to align pay with the long-term interests of stockholders. The Board has adopted formal stock ownership goals for senior executives of the Company. The stock ownership goals specify that, within a five-year period, executives should hold an amount of Company stock having a value of:

Role	Stock Ownership Goal
Chief Executive Officer	6x base salary
Executive Vice President	3x base salary
Senior Vice President	1x base salary

In addition to directly owned stock, shares held in Company qualified and non-qualified savings plans and unvested time-based restricted stock units are included in calculating ownership levels. Unexercised stock options do not count toward the ownership goals. The stock ownership goals also specify that the Chief Executive Officer should retain at least 50% of net shares received pursuant to an equity award payout or exercise if the Chief

2020 Proxy Statement	37

Compensation Discussion and Analysis

Executive Officer is below the above-described ownership goal at the time of receipt. As of the end of fiscal 2019, our CEO is in compliance with the stock ownership goal required of her role. Due to the decline in the price of the Company’s stock in fiscal 2019, all the other NEOs are below their respective stock ownership goals as of the end of fiscal 2019.

Tax Implications of Our Executive Compensation Programs

Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any given year with respect to the Chief Executive Officer and certain of our other most highly paid executive officers. To maintain flexibility in compensating NEOs in view of the overall objectives of our compensation programs, the Committee has reserved the right to grant compensation that is not tax deductible should it determine that doing so will better meet the Company’s objectives.

Claw-Back Policy

One of the objectives of our executive compensation programs is to make a substantial portion of compensation dependent on the Company’s overall financial performance. In the event of a financial restatement arising out of the willful actions, including without limitation, fraud or intentional misconduct, or the gross negligence of any participant in the Company’s compensation plans or programs, it is the Board’s policy that the Committee shall have the authority to determine the appropriate action to take. The compensation plans or programs covered under this policy include, without limitation, cash bonus and stock incentive plans, welfare plans or deferred compensation plans. The Committee’s actions under the policy may include requiring relinquishment (claw-back) of previously awarded equity-based incentive compensation and/or repayment of previously paid cash compensation to a participant under such plans and programs.

Prohibition on Hedging and Pledging of Company Stock

The Board considers it inappropriate for directors or executive officers to enter into speculative transactions in Company securities. The Company’s Corporate Governance Guidelines prohibit directors and senior management from engaging in short sales, options trading or other similar derivative transactions in Company securities, or hedging or monetization transactions, such as zero-cost collars and forward sale contracts, in which the individual continues to own the underlying security without the full risks and rewards of ownership. In addition, the Company’s directors and senior management may not purchase Company securities on margin, hold Company shares in a margin account or pledge Company shares as collateral for a loan because a margin sale or foreclosure sale may occur at a time when such director or officer is prohibited from trading under the Company’s insider trading policy. The Company’s Statement or Business Ethics also prohibits associates from entering into options trading or short selling or other similar derivative transactions in Company securities, entering into hedging transactions, purchasing Company shares on margin, holding Company shares in a margin account or pledging Company shares as collateral for a loan.

38	2020 Proxy Statement

Report of the Human Resources and Compensation Committee

Report of the Human Resources and Compensation Committee

The Human Resources and Compensation Committee of the Board assists the Board in discharging the Board’s responsibilities relating to compensation of the Company’s executives, reviews plans and proposals on management succession and major organizational or structural changes, and oversees the administration, financial and investment performance and operation of the Company’s retirement and welfare plans. Each member of the Committee is considered independent for purposes of applicable NYSE listing standards as well as the Standards for Determination of Director Independence. You can learn more about the Committee’s purpose, responsibilities, composition and other details by reading the Human Resources and Compensation Committee’s charter, which is available online at www.jcp.com.

The Human Resources and Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed the same with management. Based on our review and discussions with management, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the 2019 fiscal year and the Company’s 2020 Proxy Statement. This report is submitted by the following independent directors, who comprise the Human Resources and Compensation Committee:

Amanda Ginsberg, Chair	Wonya Y. Lucas
Paul J. Brown	Ronald W. Tysoe
W. Paul Jones

2020 Proxy Statement	39

Summary Compensation Table

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)		Total ($)
Jill Soltau	2019	1,400,000	0	3,750,000	0	4,477,800	107,804	(4)	9,735,604
Chief Executive Officer	2018	413,636	6,000,000	9,999,999	0	0	336,783		16,750,418

Bill Wafford*	2019	529,356	750,000	1,500,000	0	881,332	41,823	(5)	3,702,512
Executive Vice President, Chief Financial Officer

Michelle Wlazlo**	2019	687,500	300,000	900,000	400,000	1,209,771	19,468	(6)	3,516,739
Executive Vice President, Chief Merchant

Therace Risch	2019	706,667	0	700,000	0	1,161,445	14,083	(7)	2,582,196
Executive Vice President, Chief Information Officer	2018	684,750	250,000	1,000,002	0	141,428	17,154		2,093,335
	2017	622,500	0	1,399,998	199,999	391,225	30,265		2,643,987

Brynn Evanson	2019	645,609	0	490,000	0	902,388	41,690	(8)	2,079,688
Executive Vice President, Chief Human Resources Officer	2018	627,813	175,000	700,002	0	115,879	47,484		1,666,178

Michael Fung*	2019	189,091	0	0	0	0	111,483	(9)	300,574
Former Interim Executive Vice President, Chief Financial Officer	2018	200,417	0	0	0	0	31,320		231,737

Michael Robbins***	2019	154,962	0	700,000	0	684,921	695,844	(10)	2,235,727
Former Executive Vice President, Chief Stores and Chief Supply Chain Officer	2018	667,833	250,000	775,003	0	132,879	30,263		1,855,978
	2017	610,000	0	1,399,998	199,999	381,865	41,048		2,632,910

*

Mr. Wafford joined the Company as Executive Vice President, Chief Financial Officer on April 8, 2019. Mr. Fung served as Interim Executive Vice President, Chief Financial Officer from October 30, 2018 until April 8, 2019. From April 8, 2019 through April 29, 2019, Mr. Fung served as Interim Senior Vice President, Principal Accounting Officer. Mr. Fung left the company, effective April 30, 2019.

**	Ms. Wlazlo joined the Company as Executive Vice President, Chief Merchant on March 1, 2019.
***	Mr. Robbins left the Company, effective August 4, 2019.
(1)

See Note 2 to the Consolidated Financial Statements of J. C. Penney Company, Inc. and subsidiaries, as included in the Company’s Annual Report on Form 10-K for the Fiscal Year ended February 1, 2020, for a discussion of the underlying valuation of stock options. The value of stock awards is calculated in accordance with FASB ASC Topic 718 and applicable FASB guidance. The values of the performance-based restricted stock unit awards are based upon the probable outcome of the performance goals as of the grant date consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. That value is the same as the value calculated assuming the target level of performance under the award. The values of the performance-based restricted stock unit awards as of the grant date, assuming the maximum level of the performance goals will be achieved, are as follows: Ms. Risch - $1,000,000; Ms. Evanson - $700,000; and Mr. Robbins - $700,000.

40	2020 Proxy Statement

Summary Compensation Table

(2)	The amounts shown in this column reflect payments made under the MICP.
(3)	For a discussion of the valuation of perquisites, see “Compensation Discussion and Analysis - Other Compensation Program Elements.”
(4)

The amount shown in this column for Ms. Soltau includes Company matching charitable contributions in the amount of $10,000 on behalf of Ms. Soltau under the Directors’ Matching Fund in fiscal 2019. This amount further includes Company contributions or allocations to Ms. Soltau’s account in the Savings Plan for fiscal 2019: $5,833. This amount further includes amounts paid in respect of taxes imputed to Ms. Soltau with respect to transportation expenses: $11,236. This amount further includes transportation expenses in the amount of $32,330 as well as the following perquisites: security services, $43,256 and annual health exam, $5,149.

(5)

The amount shown in this column for Mr. Wafford includes the value of relocation benefits, $27,455, as well as amounts paid in respect of taxes imputed to Mr. Wafford with respect to relocation benefits: $14,368.

(6)

The amount shown in this column for Ms. Wlazlo includes the value of relocation benefits, $11,551, as well as amounts paid in respect of taxes imputed to Ms. Wlazlo with respect to relocation benefits: $2,917. This amount further indicates the value of the following perquisite received by Ms. Wlazlo in fiscal 2019: annual health exam, $5,000.

(7)	The amount shown in this column for Ms. Risch includes Company contributions or allocations to Ms. Risch’s account in the Savings Plan for fiscal 2019 of $14,083.
(8)

The amount shown in this column for Ms. Evanson includes Company contributions or allocations to Ms. Evanson’s accounts in the Savings Plan and Mirror Savings Plan for fiscal 2019 of $14,076 and $23,998, respectively. This amount further indicates the value of the following perquisite received by Ms. Evanson in fiscal 2019: annual health exam, $3,616.

(9)

The amount shown in this column for Mr. Fung includes a payment of $15,503 in recognition of certain compensation that Mr. Fung forewent because of his temporary employment with the Company. In lieu of his participation in the Management Incentive Compensation Program and in recognition of certain compensation Mr. Fung forewent because of his temporary employment with the Company, the amount in this column includes an additional payment made to Mr. Fung upon his separation from service: $91,474. This amount further includes the value of the following perquisite received by Mr. Fung in fiscal 2019: annual health exam, $4,506.

(10)

The amount shown in this column for Mr. Robbins includes the value of his severance award received in 2019 under the Executive Termination Pay Agreement that Mr. Robbins entered into in connection with the commencement of his employment. The amount further includes Company contributions or allocations to Mr. Robbins’s account in the Savings Plan for fiscal 2019 of $11,125 and the value of the following perquisite received by Mr. Robbins in fiscal 2019: annual health exam, $2,969.

2020 Proxy Statement	41

Grants of Plan-Based Awards for Fiscal 2019

Grants of Plan-Based Awards for Fiscal 2019

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)				All Other Option Awards: Number of Securities Underlying Options(4) (#)
Name and Principal Position	Grant Date(1)		Date of Committee Approval	Thres- hold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units(3) (#)		Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock Awards(5) ($)
Jill Soltau Chief Executive Officer	3/5/2019	(6)	2/25/2019	1,500,000	3,750,000	7,500,000
	3/5/2019	(7)	2/25/2019				2,232,143			3,750,000
	N/A	(8)		840,000	2,100,000	4,200,000
Bill Wafford Executive Vice President, Chief Financial Officer	4/11/2019	(9)	3/21/2019				806,452			1,000,000
	4/11/2019	(9)	3/21/2019	200,000	500,000	1,000,000
	4/11/2019	(9)	3/21/2019				403,226			500,000
	N/A	(10)		57,314	143,286	286,572
	N/A	(11)		132,600	331,500	663,000
Michelle Wlazlo Executive Vice President, Chief Merchant	3/5/2019	(6)	2/25/2019	200,000	500,000	1,000,000
	3/5/2019	(7)	2/25/2019				297,619			500,000
	3/6/2019	(12)	1/25/2019				242,424			400,000
	3/6/2019	(12)	1/25/2019					400,000	1.65
	N/A	(10)		102,857	257,143	514,286
	N/A	(11)		180,000	450,000	900,000
Therace Risch Executive Vice President, Chief Information Officer	3/5/2019	(6)	2/25/2019	280,000	700,000	1,400,000
	3/5/2019	(7)	2/25/2019				416,667			700,000
	N/A	(10)		96,560	241,400	482,800
	N/A	(11)		144,840	362,100	724,200
Brynn Evanson Executive Vice President, Chief Human Resources Officer	3/5/2019	(6)	2/25/2019	196,000	490,000	980,000
	3/5/2019	(7)	2/25/2019				291,667			490,000
	N/A	(10)		77,839	194,597	389,194				0
	N/A	(11)		116,758	291,895	583,790
Michael Fung Former Interim Executive Vice President, Chief Financial Officer	—
Michael Robbins Former Executive Vice President, Chief Financial Officer Stores and Chief Supply Chain Officer	3/5/2019	(6)	2/25/2019	280,000	700,000	1,400,000
	3/5/2019	(7)	2/25/2019				416,667			700,000
	N/A	(10)		96,560	241,400	482,800

42	2020 Proxy Statement

Grants of Plan-Based Awards for Fiscal 2019

(1)

The Committee has adopted a policy regarding the grant date for annual grants of equity awards to associates. For fiscal 2019, the policy stated that the grant date for annual grants of equity awards to associates was the third full trading date following the public disclosure of the Company’s financial results for the fiscal year prior to the Committee’s approval.

(2)	Reflects award opportunities of grants under the MICP.
(3)	Grants of time-based restricted stock units under the Company’s 2018 Long-Term Incentive Plan or as equity inducement awards.
(4)	Grants of stock options under the Company’s 2018 Long-Term Incentive Plan.
(5)	The grant date value is calculated in accordance with applicable FASB guidance.
(6)	Grant of long-term performance cash awards under the MICP.
(7)	Grants of time-based restricted stock units under the Company’s 2018 Long-Term Incentive Plan.
(8)	Grant of award for the full year performance period under the MICP.
(9)

In connection with the commencement of his employment with the Company, Mr. Wafford received a grant of 1,209,678 time-based restricted stock units as a stand-alone equity inducement award. Also in connection with the commencement of his employment with the Company, Mr. Wafford received a grant of long-term performance cash under the MICP.

(10)	Grant of award for the Spring performance period under the MICP.
(11)	Grant of award for the Fall performance period under the MICP.
(12)

In connection with the commencement of her employment with the Company, Ms. Wlazlo received a grant of 242,424 time-based restricted stock units and 400,000 stock options both granted under the Company’s 2018 Long-Term Incentive Plan.

2020 Proxy Statement	43

Outstanding Equity Awards at Fiscal Year End 2019

Outstanding Equity Awards at Fiscal Year End 2019

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Plan Incentive Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(2)		Equity Plan Incentive Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(1)
Jill Soltau
Chief Executive Officer
2018	0	0		N/A	N/A	4,474,273	(3)	3,355,705	0		0
2019	0	0		N/A	N/A	2,232,143	(4)	1,674,107	0		0
Bill Wafford
Executive Vice President, Chief Financial Officer
2019	0	0		N/A	N/A	1,209,678	(5)	907,259	0		0
Michelle Wlazlo
Executive Vice President, Chief Merchant
2019	0	400,000	(6)	1.65	3/5/2029	540,043	(7)	405,032	0		0
Therace Risch
Executive Vice President, Chief Information Officer
2015	0	0		N/A	N/A	0		0	0		0
2016	35,000	0		10.84	3/2/2026	0		0	0		0
2017	45,506	22,753	(8)	5.96	3/5/2027	167,785	(9)	125,839	0		0
2018	0	0		N/A	N/A	131,367	(10)	98,525	7,737	(11)	5,803
2019	0	0		N/A	N/A	416,667	(12)	312,500	0		0
Brynn Evanson
Executive Vice President, Chief Human Resources Officer
2010	2,765	0		30.72	3/15/2020	0		0	0		0
2011	5,702	0		36.58	3/14/2021	0		0	0		0
2012	10,702	0		37.63	3/12/2022	0		0	0		0
2013	42,262	0		14.43	4/2/2023	0		0	0		0
2014	0	0		N/A	N/A	0		0	0		0
2015	166,538	0		7.77	3/18/2025	0		0	0		0
2016	35,000	0		10.84	3/2/2026	0		0	0		0
2017	39,818	19,909	(13)	5.96	3/5/2027	29,362	(14)	22,022	0		0
2018	0	0		N/A	N/A	91,957	(15)	68,968	5,416	(16)	4,062
2019	0	0		N/A	N/A	291,667	(17)	218,750	0		0

44	2020 Proxy Statement

Outstanding Equity Awards at Fiscal Year End 2019

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Plan Incentive Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(2)		Equity Plan Incentive Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(1)
Michael Fung
Former Interim Executive Vice President, Chief Financial Officer
2018	0	0	N/A	N/A	0	0	0		0
2019	0	0	N/A	N/A	0	0	0		0
Michael Robbins
Former Executive Vice President, Chief Stores and Chief Supply Chain Officer
2016	0	0	N/A	N/A	0	0	0		0
2017	0	0	N/A	N/A	0	0	0		0
2018	0	0	N/A	N/A	0	0	2,557	(18)	1,918
2019	0	0	N/A	N/A	0	0	0		0

(1)	Based on the closing market price of Company common stock on January 31, 2020, which was $0.75.
(2)

The reported number of units assumes achievement of the threshold level of performance, in accordance with SEC requirements. The number of units earned can increase or decrease based on the Company’s achievement of the performance measure.

(3)	Restricted stock units that vest one-half on October 18, 2020 and October 18, 2021.
(4)	Restricted stock units that vest on March 5, 2022.
(5)	403,226 restricted stock units that vest on April 11, 2022 and 806,452 restricted stock units that vest one-third each on April 11, 2020, April 11, 2021, and April 11, 2022.
(6)	Stock options that vest one-third each on March 6, 2020, March 6, 2021, and March 6, 2022.
(7)	297,619 restricted stock units that vest on March 5, 2022 and 242,424 restricted stock units that vest on March 6, 2022.
(8)	Stock options that vest on March 6, 2020.
(9)	Restricted stock units that vest on March 6, 2020.
(10)	69,638 restricted stock units that vest on March 7, 2021 and 61,729 restricted stock units that vest one-half each on June 14, 2020 and June 14, 2021.
(11)	Performance-based restricted stock units that vest on March 7, 2021 if the performance measure is achieved.
(12)	Restricted stock units that vest on March 5, 2022.
(13)	Stock options that vest on March 6, 2020.
(14)	Restricted stock units that vest on March 6, 2020.
(15)	48,747 restricted stock units that vest on March 7, 2021 and 43,210 restricted stock units that vest one-half each on June 14, 2020 and June 14, 2021.
(16)	Performance-based restricted stock units that vest on March 7, 2021 if the performance measure is achieved.
(17)	Restricted stock units that vest on March 5, 2022.
(18)	Performance-based restricted stock units that vest on March 7, 2021 if the performance measure is achieved.

2020 Proxy Statement	45

Option Exercises and Stock Vested for Fiscal 2019

Option Exercises and Stock Vested for Fiscal 2019

	Option Awards		Stock Awards

Name and Principal Position	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Jill Soltau	0	0	1,203,803	(1)	1,203,803	(2)
Chief Executive Officer			1,033,333	(1)	1,033,333	(2)
Bill Wafford	0	0	0		0
Executive Vice President, Chief Financial Officer
Michelle Wlazlo	0	0	0		0
Executive Vice President, Chief Merchant
Therace Risch	0	0	30,864	(3)	34,568	(4)
Executive Vice President, Chief Information Officer			16,144	(5)	24,862	(6)
			23,396	(7)	27,373	(8)
Brynn Evanson	0	0	21,605	(9)	24,198	(10)
Executive Vice President, Chief Human Resources Officer			16,144	(11)	24,862	(12)

Michael Fung	0	0	0		0
Former Interim Executive Vice President, Chief Financial Officer
Michael Robbins	0	0	27,032	(13)	19,550	(14)
Former Executive Vice President, Chief Stores and Chief Supply Chain Officer			23,019	(15)	16,648	(16)
			57,870	(17)	41,852	(18)
			30,864	(19)	34,568	(20)
			5,144	(21)	3,720	(22)
			108,128	(23)	78,198	(24)
			16,144	(25)	24,862	(25)

(1)

Represents portion of 2018 time-based restricted stock unit equity inducement award that vested on October 18, 2019. The equity inducement award was granted in relinquishment of certain benefits and compensation provided by Ms. Soltau’s previous employer and as an inducement to join the Company.

(2)	Based on the closing market price of JCPenney common stock on October 18, 2019, which was $1.00.
(3)	Represents portion of 2018 time-based restricted stock unit equity retention award that vested on June 14, 2019.
(4)	Based on the closing market price of JCPenney common stock on June 14, 2019, which was $1.12.
(5)	Represents portion of 2016 time-based restricted stock unit award that vested on March 1, 2019.
(6)	Based on the closing market price of JCPenney common stock on March 1, 2019, which was $1.54.
(7)

Represents portion of 2015 time-based restricted stock unit equity inducement award that vested on December 10, 2019. The equity inducement award was granted in relinquishment of certain benefits and compensation provided by Ms. Risch’s previous employer and as an inducement to join the Company.

(8)	Based on the closing market price of JCPenney common stock on December 10, 2019, which was $1.17.
(9)	Represents portion of 2018 time-based restricted stock unit equity retention award that vested on June 14, 2019.
(10)	Based on the closing market price of JCPenney common stock on June 14, 2019, which was $1.12.

46	2020 Proxy Statement

Option Exercises and Stock Vested for Fiscal 2019

(11)	Represents portion of 2016 time-based restricted stock unit award that vested on March 1, 2019.
(12)	Based on the closing market price of JCPenney common stock on March 1, 2019, which was $1.54.
(13)	Represents portion of 2017 time-based restricted stock unit award that vested on August 2, 2019.
(14)	Based on the closing market price of JCPenney common stock on August 2, 2019, which was $0.72.
(15)	Represents portion of 2018 time-based restricted stock unit award that vested on August 2, 2019.
(16)	Based on the closing market price of JCPenney common stock on August 2, 2019, which was $0.72.
(17)	Represents portion of 2019 time-based restricted stock unit award that vested on August 2, 2019.
(18)	Based on the closing market price of JCPenney common stock on August 2, 2019, which was $0.72.
(19)	Represents portion of 2018 time-based restricted stock unit equity retention award that vested on June 14, 2019.
(20)	Based on the closing market price of JCPenney common stock on June 14, 2019, which was $1.12.
(21)	Represents portion of 2018 time-based restricted stock unit equity retention award that vested on August 2, 2019.
(22)	Based on the closing market price of JCPenney common stock on August 2, 2019, which was $0.72.
(23)	Represents portion of 2017 time-based restricted stock unit award that vested on August 2, 2019.
(24)	Based on the closing market price of JCPenney common stock on August 2, 2019, which was $0.72.
(25)	Represents portion of 2016 time-based restricted stock unit award that vested on March 1, 2019.
(26)	Based on the closing market price of JCPenney common stock on March 1, 2019, which was $1.54.

2020 Proxy Statement	47

Non-Qualified Deferred Compensation for Fiscal 2019

Non-Qualified Deferred Compensation for Fiscal 2019

Name	Executive Contributions in last FY ($)	Registrant Contributions in last FY ($)	Aggregate Earnings in last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at last FYE ($)(2)
Jill Soltau	0	0	0	0	0
Bill Wafford	0	0	0	0	0
Michelle Wlazlo	0	0	0	0	0
Therace Risch	0	0	0	0	0
Brynn Evanson	0	0	78,100	0	587,508
Michael Fung	0	0	0	0	0
Michael Robbins	0	0	13,850	0	124,680

(1)	These amounts are not included in the Summary Compensation Table since they do not constitute above market interest or preferential earnings.
(2)

The balance reported includes named executive officer contributions to the Mirror Savings Plan; these amounts were included in the Summary Compensation Table as salary and incentive compensation in the fiscal year earned. Company contributions to the Mirror Savings Plan were included in the All Other Compensation column of the Summary Compensation Table in the fiscal year paid.

Mirror Savings Plan. The Mirror Savings Plan is a non-qualified defined contribution plan which provides eligible associates the opportunity to defer a portion of their base salary and incentive compensation exceeding the Code compensation limit as a means of saving for retirement.

Accordingly, eligible associates earning more than the Code compensation limit ($280,000 for 2019) may defer up to 75% of their compensation above the limit through the Mirror Savings Plan.

The Mirror Savings Plan includes a Company match feature of 100% per dollar deferred up to a maximum of 5% of deferrals on compensation over the Code compensation limit. This matching contribution is credited each pay period. The Company may make additional discretionary matching contributions. Participants vest in the Mirror Savings Plan Company matching contribution and related investment earnings as follows:

•	For contributions made for plan years 2016 and earlier, participants become 100% vested in the match after three years of service; and

•	For contributions made for plan years 2017 and after, participants are 100% vested in the match immediately.

For plan years 2016 and earlier, the Mirror Savings Plan included a non-contributory retirement account in which eligible participants received a Company contribution in an amount equal to 2% of the participant’s compensation in excess of the Code compensation limit after one year of service. Participating associates are fully vested in this Company contribution after three years. Beginning with plan year 2017, the retirement account provision of the Mirror Savings Plan was discontinued.

Generally, all unvested Company matching contributions are forfeited when the participant terminates employment. The Mirror Savings Plan provides that all matching contributions are immediately vested and non-forfeitable if a participant terminates employment due to:

•	Retirement at age 65,

•	Qualifying for permanent and total disability while working for the Company,

48	2020 Proxy Statement

Non-Qualified Deferred Compensation for Fiscal 2019

•	The work unit or type of work the associate was doing being discontinued (as determined by the Company), or

•	Death.

Deferrals and Company matching contributions are credited to the participant’s Mirror Savings Plan account and invested according to the participant’s investment elections. Earnings on the balance in the participant’s Mirror Savings Plan accounts are based on hypothetical investments in the same funds offered under the Savings Plan. Participants can change their investment elections daily.

Generally, a Mirror Savings Plan participant can only receive a distribution following an unforeseen emergency event (as defined under the Code), a change in control, or termination of employment. The only form of payment under the Mirror Savings Plan is a five-year annual installment option. No withdrawals or distributions were taken during the year by any of the NEOs.

2020 Proxy Statement	49

Potential Payments and Benefits on Termination of Employment

Potential Payments and Benefits on Termination of Employment

Under our executive compensation programs, described above in “Compensation Discussion and Analysis,” payments and the provision of benefits can be triggered by the termination of an associate’s employment. These payments and benefits may vary depending on the reason for termination as described below.

Except as described below, in the event of an associate’s voluntary termination or the termination of an associate’s employment for cause, the associate is only entitled to receive payments for accrued base salary and vacation through the date of termination and any amounts payable under the terms of the Mirror Savings Plan regardless of whether or not the termination follows a change in control of the Company.

In the event that an associate’s termination is the result of retirement, death or permanent disability, the associate is entitled to additional payments and benefits, regardless of whether or not the termination follows a change in control of the Company.

In the event that an associate is involuntarily terminated without cause, the associate is entitled to additional payments and benefits, which may vary depending on whether or not the termination follows a change in control of the Company. If an associate terminates employment with good reason following a change in control of the Company or, in the case of Ms. Soltau, if she voluntarily terminates employment with good reason at any time, the associate is also entitled to additional payments and benefits.

Termination without a Change in Control

To attract the best people, the Company offers its Chief Executive Officer and each of its Executive Vice Presidents the right to enter into an Executive Termination Pay Agreement with the Company, which we refer to as the TPAs. The forms of the agreements were reviewed by the Committee’s independent consultant and approved by the Committee. The TPAs are intended to provide the executive with severance benefits in exchange for the executive’s agreement to comply with certain restrictive covenants. The benefits payable under these agreements are not available if the executive receives the benefits under the CIC Plan, which is described later in this section.

The primary purpose of the TPAs is to provide for severance benefits in the event of involuntary termination of the executive’s employment without cause. For purposes of the TPAs, cause includes:

•	An intentional act of fraud, embezzlement, theft or other material violation of law;

•	Intentional damage to the Company’s assets;

•	Intentional disclosure of confidential information in violation of the Company’s policies;

•	Material breach of the executive’s obligations under the TPA;

•	Breach of the executive’s duty of loyalty to the Company;

•	Failure of the executive to substantially perform the duties of his or her job (other than as a result of physical or mental incapacity); or

•	Intentional breach of Company policies or willful misconduct by the executive that is in either case materially injurious to the Company.

Under the TPAs, if an executive is involuntarily terminated without cause or, in the case of Ms. Soltau, voluntarily terminates employment for good reason, he or she will receive the benefits set forth in the table immediately below. The standard forms of TPAs were revised in December 2015. The table below sets forth the benefits to be received by an executive based on the form of TPA to which he or she is a party.

50	2020 Proxy Statement

Potential Payments and Benefits on Termination of Employment

Benefits	Form of TPA prior to December 2015	Form of TPA after December 2015
Lump sum payment for unpaid salary and vacation	Accrued base salary and earned but unused paid time off through termination date	Same

Payment for base salary and annual cash incentive*	Lump sum equal to annualized base salary plus target annual cash incentive compensation (at 100% of the target incentive opportunity in effect at the time of termination) with respect to a period of (a) 24 months for the CEO or (b) 18 months following termination if the executive is an Executive Vice President	Equal monthly installments during the severance period

Lump sum payment for current year annual cash incentive*	Average of actual incentive compensation payments for the 3 prior fiscal years or, if the associate has been employed for less than 3 fiscal years at the time of termination, the average of the actual payments for the fiscal years, or portion thereof, that the associate has been employed	Executive’s actual annual cash incentive compensation payable for the fiscal year of termination prorated for the period of service during the fiscal year

Payment of insurance premiums*	Lump sum payment for Company-paid portion of premiums toward medical, dental and life insurance coverages for 24 months for the CEO and 18 months for Executive Vice Presidents	Continuation of payments by Company for its portion of premiums for medical and dental insurance coverage if executive elects continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA)

Lump sum payment for outplacement and financial counseling services*	$25,000 for CEO and Executive Vice Presidents	Same

Vesting of equity awards granted in connection with commencement of employment*	Immediate vesting	Same

Vesting of other equity awards*	Immediate vesting	Immediate vesting of pro-rated portion reflecting length of employment

*	Conditioned on execution of a release and expiration of the revocation period under the release, but payable no later than two and one-half months after the year of termination.

2020 Proxy Statement	51

Potential Payments and Benefits on Termination of Employment

As noted above, Ms. Soltau’s Executive Termination Pay Agreement also provides the above-described benefits if she voluntarily terminates employment with the Company for good reason. For purposes of Ms. Soltau’s Executive Termination Pay Agreement, good reason consists of:

•	A reduction in base salary or target annual cash incentive opportunity;

•	Involuntary relocation of more than 50 miles;

•	A materially adverse change in the executive’s duties or responsibilities;

•	The Company’s failure to nominate Ms. Soltau for election to the Board; or

•	Failure to make any material payments when due.

For Ms. Soltau to receive benefits under her Executive Termination Pay Agreement in connection with a termination for good reason, she must terminate employment within 180 days of the date the good reason event occurred. Notice of a good reason event must be provided to the Company within 30 days of the event and the Company must be given a 30-day opportunity to correct the situation.

In addition to providing severance payments in the event of an involuntary termination without cause, the TPAs also include certain limited benefits in the event of death or termination due to permanent disability. In such case, the executive will receive a lump sum cash payment as soon as practicable after termination equal to pro-rated annual incentive compensation for service during the year at 100% of the executive’s target incentive compensation opportunity.

By entering into a TPA, the executive agrees to the following restrictive covenants:

•	Obligation not to disclose confidential or proprietary information of the Company, which continues indefinitely following termination of employment;

•

Obligation to refrain from activities designed to influence or persuade any person not to do business or to reduce its business with the Company, which continues for the applicable severance period following termination of employment;

•

Obligation to refrain from attempting to influence or persuade any of the Company’s employees to leave their employment with the Company and to refrain from directly or indirectly soliciting or hiring employees of the Company, which continues for the applicable severance period following termination of employment; and

•	Obligation not to undertake work for a competing business, which continues for the applicable severance period following termination of employment.

The standard forms of TPAs used by the Company prior to December 2015 provided that the noncompetition covenant may be waived by the executive; however, he or she must then forego any severance benefits available under the TPA. Beginning with the forms of TPAs as revised in December 2015, the restrictive covenants also extend to a voluntary termination of employment in addition to involuntary separation without cause. In the event the executive breaches any of the covenants listed above, the Company will not be obligated to make any further payments under the agreement and may seek to recover damages from the executive.

Ms. Evanson has an Executive Termination Pay Agreement in the form used by the Company prior to December 2015. Ms. Soltau, Mr. Wafford, Ms. Wlazlo, and Ms. Risch have Executive Termination Pay Agreements as revised in December 2015.

Change in Control; Termination Following a Change in Control

All our NEOs currently participate in the Company’s CIC Plan. None of our NEOs are entitled to a tax gross-up payment in respect of any excise taxes imposed on the benefits payable under the CIC Plan.

52	2020 Proxy Statement

Potential Payments and Benefits on Termination of Employment

The CIC Plan provides benefits to the Company’s executives if their employment is terminated as a result of an involuntary separation from service by the Company other than for cause within two years of the occurrence of a change in control of the Company. The CIC Plan also provides benefits to an executive if the executive terminates employment with the Company for Good Reason following a change of control. Good Reason consists of:

•	A material reduction in the executive’s base salary or target annual cash incentive opportunity;

•	Involuntary relocation of more than 50 miles;

•	A materially adverse change in the executive’s duties or responsibilities;

•	A material diminution in the budget over which the executive has responsibility;

•	A material adverse change in the executive’s supervisor’s duties or responsibilities, including a change in the supervisor to whom the executive is required to report; or

•

Failure of the Company to continue a material benefit or a material reduction in the benefits in which the executive participated prior to the occurrence of the change in control, unless replaced by a substantially equivalent benefit.

For an executive to receive benefits under the CIC Plan, a Good Reason event with respect to such executive must occur within two years of the occurrence of a change in control of the Company, and if the Good Reason event is not cured by the Company following timely notice of the event by the executive, the executive must terminate employment within the later of (i) two years of the change in control or (ii) 180 days of the date the Good Reason event occurred.

Notice of a Good Reason event must be provided to the Company within 90 days of the event and the Company must be given a 30-day opportunity to correct the situation without having to pay benefits under the CIC Plan.

Change in control is defined as:

•	the acquisition by any person, entity or group of 30% or more of the Company’s outstanding common stock;

•	the replacement of a majority of the Board;

•	a reorganization, merger or consolidation, or the sale of all or substantially all the Company’s assets, subject to certain exceptions; or

•	a complete liquidation or dissolution of the Company.

For purposes of the CIC Plan, cause includes the failure of the executive to substantially perform the duties of his or her job, failure of the executive to follow Company policy, engagement by the executive in illegal conduct, or gross misconduct injurious to the Company.

For the NEOs, the CIC Plan entitles them to receive cash severance of 2.99 times annualized base salary plus target annual cash incentive opportunity (at 100%) at the time of termination.

In addition to the cash severance payments, all participants in the CIC Plan are entitled to receive the following at the time of termination:

•	Accrued base salary and pay in respect of earned but unused paid time off through the date of termination;

•	With respect to annual incentive compensation:

•	the average of the participant’s actual annual incentive compensation payments under the MICP for the three fiscal years prior to the fiscal year of termination; or

•	if termination occurs on the last day of the fiscal year, the actual annual cash incentive compensation, if greater;

2020 Proxy Statement	53

Potential Payments and Benefits on Termination of Employment

•	A lump sum payment in respect of additional paid time off, if any, under the Company’s paid time off policies;

•

A lump sum payment representing the incremental value of additional years of Company matching contributions credited to the executive (equal to the executive’s cash severance multiple) with respect to the Mirror Savings Plan, to the extent the executive participates in that plan;

•

A lump sum payment representing the Company-financed portion of the premium toward medical, dental and life insurance coverages for the number of years equal to the applicable cash severance multiple for the executive, grossed-up for federal income taxes; and

•

A lump sum payment of $25,000 toward outplacement and financial counseling services, and, to the extent applicable and allowable by law, reimbursement of legal fees and expenses incurred in defense of the executive’s rights under the plan.

Additionally, participants in the CIC Plan are eligible for up to one year of additional age and service credit for purposes of determining retiree eligibility under the Company’s medical, dental, life insurance, and lifetime discount programs.

In addition to the benefits provided by the CIC Plan, some of the Company’s other plans and programs, such as the Company’s equity compensation plans, also include specific benefits payable to associates in the event of a change in control of the Company. The Company’s 2012 Long-Term Incentive Plan, 2014 Long-Term Incentive Plan, 2016 Long-Term Incentive Plan, the 2018 Long-Term Incentive Plan and the 2019 Long-Term Incentive Plan provide that vesting of outstanding equity awards is accelerated if the participant’s employment is terminated as a result of an involuntary separation from service by the Company other than for Cause within two years of the occurrence of a change in control of the Company.

For purposes of these plans, a change of control is defined as:

•	the acquisition by a person or group of more than 50% of the total voting power of the Company’s common stock;

•

the acquisition by a person or a group within a twelve-month period of 30% of the total voting power of the Company’s common stock or the replacement of a majority of the Board within a twelve-month period unless approved by a majority of the Board; or

•	the acquisition by a person or group of 40% or more of the assets of the Company.

The plans also provide for vesting acceleration of outstanding awards if the participant terminates employment with the Company for Good Reason within two years of the occurrence of a change in control of the Company. The definition of Good Reason under these plans is the same as the definition under the CIC Plan.

To describe the payments and benefits that are triggered for each termination event for each of the Company’s NEOs, we have created the table below estimating the payments and benefits that would be paid to each of our NEOs under each applicable element of our compensation programs. The table assumes that the NEO’s employment terminated on February 1, 2020, which was the last business day of the Company’s last completed fiscal year.

54	2020 Proxy Statement

Potential Payments and Benefits on Termination of Employment

	Base Salary ($)	Annual Cash Incentive ($)	Stock Options ($)	Restricted Stock ($)	Non-Equity Long-Term Incentives ($)	Pension and Benefit Restoration Plans ($)	Mirror Savings Plan ($)	Other ($)(1)	Excise Tax (Cutback) ($)	Total ($)
Jill Soltau
Involuntary Termination without Change in Control	2,800,000	4,200,000	0	3,867,238	1,145,835	0	0	205,889	0	12,218,962
Involuntary Termination with Change in Control	4,186,000	9,046,800	0	5,029,812	3,750,000	0	0	247,968	(994,249)	21,266,331
Death	0	2,100,000	0	3,867,238	1,145,835	0	0	161,539	0	7,274,612
Permanent Disability	0	2,100,000	0	3,867,238	1,145,835	0	0	161,539	0	7,274,612
Good Reason without Change in Control	2,800,000	4,200,000	0	3,867,238	1,145,835	0	0	205,889	0	12,218,962
Good Reason After Change in Control	4,186,000	9,046,800	0	5,029,812	3,750,000	0	0	247,968	(994,249)	21,266,331
Bill Wafford
Involuntary Termination without Change in Control	975,000	828,750	0	907,259	500,000	0	0	88,202	0	3,299,211
Involuntary Termination with Change in Control	1,943,500	2,305,307	0	907,259	500,000	0	0	135,056	(285,694)	5,505,428
Death	0	552,500	0	907,259	500,000	0	0	41,656	0	2,001,415
Permanent Disability	0	552,500	0	907,259	500,000	0	0	41,656	0	2,001,415
Good Reason After Change in Control	1,943,500	2,305,307	0	907,259	500,000	0	0	135,056	(285,694)	5,505,428
Michelle Wlazlo
Involuntary Termination without Change in Control	1,125,000	1,125,000	0	250,022	152,778	0	0	91,605	0	2,744,405
Involuntary Termination with Change in Control	2,242,500	3,224,271	0	405,032	500,000	0	0	132,939	0	6,504,743
Death	0	750,000	0	250,022	152,778	0	0	47,597	0	1,200,397
Permanent Disability	0	750,000	0	250,022	152,778	0	0	47,597	0	1,200,397
Good Reason After Change in Control	2,242,500	3,224,271	0	405,032	500,000	0	0	132,939	0	6,504,743
Therace Risch
Involuntary Termination without Change in Control	1,065,000	1,046,678	0	311,121	373,611	0	0	43,087	0	2,839,498
Involuntary Termination with Change in Control	2,122,900	2,646,710	0	581,355	950,000	0	0	58,666	0	6,359,631
Death	0	603,500	0	311,121	373,611	0	0	10,923	0	1,299,156
Permanent Disability	0	603,500	0	311,121	373,611	0	0	10,923	0	1,299,156
Good Reason After Change in Control	2,122,900	2,646,710	0	581,355	950,000	0	0	58,666	0	6,359,631
Brynn Evanson
Involuntary Termination without Change in Control	972,984	845,617	0	358,487	665,000	0	587,508	77,301	0	3,506,896
Involuntary Termination with Change in Control	1,939,481	2,133,559	0	340,883	665,000	0	587,508	109,644	0	5,776,076
Death	0	486,492	0	153,555	261,528	0	587,508	19,958	0	1,509,041
Permanent Disability	0	486,492	0	153,555	261,528	0	587,508	19,958	0	1,509,041
Good Reason After Change in Control	1,939,481	2,133,559	0	340,883	665,000	0	587,508	109,644	0	5,776,076

(1)	The amounts shown in this column include amounts payable with respect to health and life insurance, outplacement, and vacation, as applicable.

2020 Proxy Statement	55

CEO Pay Ratio

CEO Pay Ratio

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act), we are providing the following information about the relationship of the median annual total compensation of our associates and the annual total compensation of Jill Soltau, our Chief Executive Officer.

As one of the largest department store and e-commerce retailers in the United States, including operating 846 department stores in 49 states and Puerto Rico as of February 1, 2020, our associate population consists of a significant number of part-time associates, many of which are also compensated on an hourly basis. Approximately 92% of our associates are compensated on an hourly basis and part-time associates represent approximately 67% of our total workforce. In accordance with SEC rules, the Company is using the same median employee used in the 2019 proxy statement for purposes of pay ratio disclosure, determined as of February 2, 2019. Accordingly, our median associate in fiscal 2019 was determined to be a part-time hourly associate.

When we determined our median employee, we analyzed the amount of salary, wages and tips of our associates as reflected in our payroll records as reported to the Internal Revenue Service on Form W-2. We also annualized the compensation for permanent associates who joined the Company, or were on an unpaid leave of absence for any period of time, after January 1, 2018. We did not perform any full-time equivalency adjustments for part-time associates. There have been no changes to our associate population or associate compensation arrangements since that time that the Company believes would significantly impact the pay ratio disclosure.

For fiscal 2019, our last completed fiscal year:

•	The median of the annual total compensation of all associates of the Company (other than our CEO) was $11,482; and

•	The annual total compensation of our CEO, as reported in the Summary Compensation Table included earlier in this Proxy Statement, was $9,735,604.

Based on this information, for fiscal 2019 the ratio of the annual total compensation of Ms. Soltau, our Chief Executive Officer, to the median of the annual total compensation of all associates was 848 to 1.

56	2020 Proxy Statement

Director Compensation for Fiscal 2019

Director Compensation for Fiscal 2019

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)
Paul J. Brown(3)	80,000	150,000		10,000	240,000
Amanda Ginsberg(4)	105,000	150,000		0	255,000
W. Paul Jones(5)	52,608	105,963		10,000	168,571
Wonya Y. Lucas(6)	80,000	150,000		9,200	239,200
B. Craig Owens(7)	105,000	150,000		10,000	265,000
Lisa A. Payne(8)	85,000	150,000		10,000	245,000
Debora A. Plunkett(9)	80,000	150,000		10,000	240,000
Leonard H. Roberts(10)	85,000	150,000		10,000	245,000
Javier G. Teruel(11)	2	252,123		0	252,125
R. Gerald Turner(12)	20,000	0		10,000	30,000
Ronald W. Tysoe(13)	195,000	150,000		0	345,000

(1)

Each non-employee director receives an annual stock grant consisting of a number of restricted stock units having a market value nearest to $150,000. For fiscal 2019, the number of units was determined by dividing $150,000 by the closing price of Company common stock on the date of grant (rounded to the nearest whole unit). The amounts shown in this column include the fair value of the annual stock award for fiscal 2019, which was based on the closing price of JCPenney common stock on the date of grant, which for all non-employee directors except W. Paul Jones was $0.88. The date of grant of the annual stock grant to all non-employee directors, with the exception of W. Paul Jones, was the third trading date following the Company’s Annual Meeting of Stockholders. W. Paul Jones’s service to the Board commenced on July 5, 2019, and the market value of his award was pro-rated accordingly, and was granted to him on the third full trading date following the commencement of his service to the Board.

(2)

Includes the value of Company matching contributions under the Directors’ Matching Fund. Under this program, directors may request the Company to match dollar-for-dollar their personal charitable contributions up to $10,000 per fiscal year.

(3)	Mr. Brown has 275,561 restricted stock unit awards outstanding as of February 1, 2020.
(4)	Ms. Ginsberg has 204,763 restricted stock unit awards outstanding as of February 1, 2020.
(5)	Mr. Jones has 120,412 restricted stock unit awards outstanding as of February 1, 2020.
(6)	Ms. Lucas has 265,707 restricted stock unit awards outstanding as of February 1, 2020.
(7)	Mr. Owens has 281,525 restricted stock unit awards outstanding as of February 1, 2020.
(8)	Ms. Payne has 255,632 restricted stock unit awards outstanding as of February 1, 2020.
(9)	Ms. Plunkett has 271,041 restricted stock unit awards outstanding as of February 1, 2020.
(10)	Mr. Roberts has 374,741 stock awards, consisting of 364,982 restricted stock unit awards and 9,759 restricted stock awards, outstanding as of February 1, 2020.
(11)

Mr. Teruel has elected to receive 100% of his cash retainers in shares of Company common stock. The amount shown in the Stock Awards column includes the fair value of stock received in lieu of cash. Fractional shares are paid out in cash. Mr. Teruel has 350,720 restricted stock unit awards outstanding as of February 1, 2020.

(12)	Mr. Turner’s service to the Board ended on May 24, 2019.
(13)	Mr. Tysoe has 232,887 restricted stock unit awards outstanding as of February 1, 2020.

Cash Retainers and Stock Award

Directors who are Company associates do not receive directors’ fees. The Corporate Governance Committee has the responsibility for recommending to the Board the appropriate compensation for non-employee directors. In recommending the appropriate compensation for non-employee directors, the Corporate Governance Committee benchmarks the compensation for our non-employee directors against the practices of the Company’s retail-focused peer group. Recommendations to modify non-employee director compensation take into account the results of such benchmarking.

2020 Proxy Statement	57

Director Compensation for Fiscal 2019

For fiscal 2019, the annual compensation arrangements for non-employee directors included the following, to the extent applicable:

•	An annual cash retainer of $80,000;

•	An annual award of restricted stock units with a market value at the time of grant of $150,000;

•	An annual cash retainer of $25,000 for the chair of the Audit Committee;

•	An annual cash retainer of $20,000 for the chair of the Human Resources and Compensation Committee;

•	An annual cash retainer of $15,000 for the chairs of the Corporate Governance Committee and the Finance and Planning Committee;

•	An annual cash retainer of $30,000 for the Lead Independent Director, as applicable;

•	An annual cash retainer of $100,000 for the Non-Executive Chairman of the Board; and

•

An annual cash retainer of $5,000 for directors who are Representatives under an Indemnification Trust Agreement among the Company, its wholly owned subsidiary, J. C. Penney Corporation, Inc., and SunTrust Bank, as trustee (currently Directors Ginsberg, Payne and Roberts).

Director compensation covers the period from June 1 to May 31 following the election of directors at the annual meeting in May. The cash retainers are payable quarterly. Non-employee directors are reimbursed for expenses incurred for attending any meeting which they attend in their official capacities as directors.

Director equity awards granted prior to 2017 do not vest until the director’s service ends. Beginning with the 2017 annual restricted stock unit grant for non-employee directors, each non-employee director may elect (i) to have their equity award vest on the first anniversary of the date of grant, (ii) to have their equity award vest when the director’s service ends or (iii) to have a portion of the award vest on the first anniversary of the date of grant with the remaining portion vesting when the director’s service ends. Non-employee directors may not transfer, sell, assign or otherwise dispose of any shares of common stock received in connection with an annual equity award while serving as a director, except for a sale in limited circumstances where necessary for the non-employee director to pay any income taxes arising in connection with the annual equity award.

The Board has adopted formal stock ownership goals for non-employee directors of the Company. The stock ownership goals specify that, within a four-year period from the date of election to the Board, non-employee directors should hold an amount of Company stock having a value of at least three times the annual retainer. All of the current non-employee directors have met or are on track to meet that goal.

Election to Receive Common Stock; Deferral

Directors may elect to receive all or a portion of their cash retainers in Company common stock. One director has currently elected to receive all or part of his cash retainers in Company common stock. A director may also elect to defer payment of all or part of their cash retainers under the terms of a deferred compensation plan for directors. No current director has elected such deferral.

Directors’ Matching Fund

Members of the Board may be involved with charitable organizations to which they provide support in the form of personal charitable contributions. The Company has established the Directors’ Matching Fund to benefit and recognize the mutual interest of directors and the Company in supporting worthy charitable and educational institutions. Under the Directors’ Matching Fund, directors may request the Company to match dollar-for-dollar their personal charitable contributions up to $10,000 per fiscal year. All or part of the matching contributions may be allocated to one or several organizations that have been determined to be charitable organizations under Section 501(c)(3) of the Code or that are a political subdivision of the state. Matches may only be made on personal gifts that have been paid within that fiscal year, not pledged.

58	2020 Proxy Statement

Audit Function

Audit Function

Report of the Audit Committee

Composition and Qualifications

The Audit Committee of the Board is composed of five independent directors and operates under a written charter, in accordance with applicable rules of the SEC and the NYSE. The Corporate Governance Committee and the full Board considers membership for the Audit Committee annually. The current members of the Audit Committee are Lisa A. Payne, Debora A. Plunkett, Leonard H. Roberts, Javier G. Teruel and B. Craig Owens, who serves as its Chair. The Board of Directors has determined that each member is “financially literate” and that each of Ms. Payne and Messrs. Owens, Roberts and Teruel qualifies as an “audit committee financial expert,” as those terms are defined by the NYSE and the SEC.

Purpose

The purpose of the Audit Committee is to assist the Board in monitoring: (i) the Company’s accounting and financial reporting processes, including internal control over financial reporting; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independence and qualifications of the Company’s independent auditor; and (iv) the performance of the Company’s internal auditors and independent auditor.

Responsibilities

Management is responsible for maintaining adequate internal control over financial reporting. KPMG LLP is responsible for expressing opinions on the conformity of the Company’s audited consolidated financial statements with U.S. generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also solely responsible for the selection and termination of the Company’s independent auditor, including the approval of audit fees and non-audit services provided by and fees paid to the independent auditor.

In evaluating and selecting the Company’s independent auditor, the Audit Committee considers, among other things, historical and recent performance of the current independent auditor, an analysis of known significant legal or regulatory proceedings related to the independent auditor, external data on audit quality and performance, including Public Company Accounting Oversight Board (PCAOB) reports, industry experience, audit fee revenues, independent auditor capabilities and audit approach, and the independence and tenure of the independent auditor.

Review of Financial Information

In this context, the Audit Committee has met and held discussions with management of the Company, who represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited consolidated financial statements, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and KPMG LLP’s evaluation of the Company’s internal control over financial reporting with both management and the independent auditor.

The Audit Committee also discussed with the independent auditor the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit

2020 Proxy Statement	59

Audit Function

Committee discussed with the independent auditor its independence, including the extent to which the independent auditor provides non-audit services to the Company. The Audit Committee also participated in the certification process relating to the filing of certain reports pursuant to the Exchange Act.

Inclusion of Consolidated Financial Statements in Form 10-K

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended February 1, 2020 for filing with the SEC.

Independent Auditor

The Audit Committee also recommends that the Company’s stockholders ratify KPMG LLP as the Company’s independent auditor for the 2020 fiscal year.

Audit Committee

B. Craig Owens, Chair	Leonard H. Roberts
Lisa A. Payne	Javier G. Teruel
Debora A. Plunkett

Audit and Other Fees

The following table presents fees for professional services rendered by KPMG LLP:

	Fiscal 2018	Fiscal 2019
Audit Fees(1)	$3,172,400	$1,675,400
Audit-Related Fees(2)	$115,000	$165,000
Total Audit and Audit-Related Fees	$3,287,400	$1,840,400
Tax Fees
Tax Compliance Fees(3)	—	$140,000
All Other Fees	—	—
Total Fees(4)	$3,287,400	$1,980,400

(1)

Audit fees include fees for the audits of the Company’s annual consolidated financial statements, for professional services rendered for the audits of internal control over financial reporting, for quarterly reviews, for review of SEC filings, for statutory audits and other related matters.

(2)	Audit-related fees in fiscal 2018 and 2019 were for the audit of financial statements of a related entity and for consultation regarding adoption of new financial accounting and regulatory standards.
(3)	Tax fees for 2019 consist of fees for services related to tax planning and consultation services. There were no fees for tax services in fiscal 2018.
(4)	All fees were approved by the Audit Committee.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee must pre-approve all services to be performed by the Company’s independent auditor in advance of the service being performed. The Audit Committee also pre-approves the related fees for specific permitted services or the maximum amount of fees for categories of permitted services. Permitted services may include services in any one or more of the following categories: (a) audit; (b) audit related; (c) tax; and (d) any

60	2020 Proxy Statement

Audit Function

other permitted non-audit services to be performed by the independent auditor. If additional fees are needed, the Audit Committee must approve the increased amounts prior to the previously approved specific or maximum fee being reached and before the work may continue. For tax and any other permitted non-audit services, the guideline followed by the Audit Committee is total fees for these services, which are permitted by SEC and PCAOB rules on auditor independence, will not exceed 30% of total fees paid to the independent auditor for the current year. At the discretion and approval of the Audit Committee, the 30% guideline can be raised in any given year in situations where it makes business sense to use the independent auditor to complete permitted tax or other non-audit services.

The Audit Committee may delegate pre-approval authority to the Chair of the Audit Committee. The Chair shall report any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting. Approval by the Audit Committee may also be made at its regularly scheduled meetings or otherwise, including by telephonic or other electronic communications.

2020 Proxy Statement	61

Proposal 2—Ratification of Appointment of Independent Auditor

Proposal 2 — Ratification of Appointment of Independent Auditor

KPMG LLP, independent certified public accountants, member of the SEC Practice Section of the AICPA Division for CPA firms, and registrant with the PCAOB, has been the auditor of the Company’s consolidated financial statements since 1916. Its appointment as the Company’s independent auditor for the fiscal year ending January 30, 2021 has been approved by the Audit Committee of the Board. The Audit Committee believes this appointment is in the best interests of the Company and its stockholders. Stockholder ratification of such appointment is requested.

It is anticipated that a representative of KPMG LLP will attend the meeting, will be available to respond to appropriate questions, and will have an opportunity to make a statement should he or she so desire.

The Board recommends a vote FOR the ratification of the appointment of KPMG LLP.

62	2020 Proxy Statement

Proposal 3—Approval of 2020 Long-Term Incentive Plan

Proposal 3 — Approval of 2020 Long-Term Incentive Plan

Introduction and Rationale for the Plan

Our 2019 J. C. Penney Company, Inc. Long-Term Incentive Plan (the Plan) was approved by stockholders at our 2019 annual meeting and authorized for issuance up to 26,650,000 shares of our common stock for stock-based incentive compensation to eligible associates and non-associate directors. In order to increase the number of shares of common stock available to grant as equity compensation to executives and non-associate directors, our Board has adopted, subject to stockholder approval, the J. C. Penney Company, Inc. Long-Term Incentive Plan, to be effective May 22, 2020 (the 2020 Plan).

We recognize that our executives are key to rebuilding our business, to leading the Company’s Plan for Renewal, and are critical to the overall success of JCPenney. We use stock as both a retention tool and an incentive to encourage behaviors that will benefit our stockholders and the Company. Our ability to offer equity as a long-term component of compensation also helps us recruit talent critical to driving the Company’s long-term growth. Furthermore, awarding long-term incentives in the form of stock promotes responsible use of cash. We believe that our ability to offer long-term equity incentives encourages a balanced focus on short-term goals, long-term goals, and performance that cannot be as effectively achieved with cash awards alone.

The principal features of the 2020 Plan are summarized below, but such description is qualified in its entirety by reference to the full text of the 2020 Plan which is included as Annex A to this Proxy Statement. All capitalized terms not defined in this Proposal 3 will have the meanings set forth in Annex A to this Proxy Statement.

The 2020 Plan is intended to provide long-term incentives to associates and non-associate directors of the Company in order to align the interests of such associates and non-associate directors with those of the Company’s stockholders, to motivate associates to achieve business objectives promoting the long-term growth, profitability and success of the Company, and to assist the Company in retaining and attracting the best associates and non-associate directors.

The 2020 Plan will be administered by, or under the direction of, a committee of the Board constituted in such a manner as to comply at all times with Rule 16b-3 or any successor rule promulgated by the SEC under the Exchange Act, as in effect from time to time. The Board has designated the Human Resources and Compensation Committee of the Board as the plan committee (the Plan Committee).

The 2020 Plan allows for grants of stock options, stock appreciation rights (SARs) and stock awards (collectively, Equity Awards) and cash incentive awards (together with Equity Awards, collectively, Awards) to associate participants and Equity Awards to non-associate director participants. Under the 2020 Plan, Awards to associate participants may be subject to conditions such as continued employment, qualifying termination, passage of time and/or satisfaction of performance criteria as specified in the 2020 Plan or set by the Plan Committee.

The Board recommends a vote FOR the proposal to approve the 2020 Plan.

2020 Proxy Statement	63

Proposal 3—Approval of 2020 Long-Term Incentive Plan

Principal Features of the 2020 Plan

General. The principal features of the 2020 Plan are:

•	Fungible share design in which each stock option and SAR will count as one share issued and each stock award, including restricted stock and restricted stock units, will count as 1.33 shares issued;

•	Reserves a total of 19,037,594 shares of common stock, or 25,320,000 options, for use under the 2020 Plan;

•	Minimum one-year vesting for Equity Awards, except in certain limited situations;

•	Annual limit on Equity Awards granted to each non-associate director of $500,000 based on grant date fair value;

•	Performance Awards are to be tied to Performance Goals to be set by the Plan Committee;

•	Independent administration of the 2020 Plan by the Plan Committee;

•	Limits Incentive Stock Options (ISOs) to no more than 25,320,000 options;

•	Limits performance-based cash incentive awards to any participant in any calendar year to the product of $2,000,000 and the number of years in the performance cycle of the award;

•	Limits stock option and SAR awards to any one participant to no more than 4,000,000 options during any fiscal year;

•	Limits performance-based Equity Awards to any one participant to no more than 3,000,000 shares during any fiscal year;

•

Provides that shares subject to Awards under the 2020 Plan or under prior plans that are cancelled or forfeited, or terminate, lapse or expire for any reason, or settle without delivery of the shares of common stock underlying such Award, may again be available for issuance;

•	Prohibits repricing, exchange and buyout of stock options and SARs without prior stockholder approval;

•	Stock option and SAR terms may not exceed 10 years from the date of grant, except in certain limited circumstances; and

•	Prohibits payouts of dividend or dividend equivalents on unvested Equity Awards.

Participants. The 2020 Plan provides for two classes of participants: Associate Participants and Non-Associate Director Participants. For each class of participants, eligibility to participate in the 2020 Plan is determined by the Plan Committee, in its sole discretion, that an individual’s participation will further the purposes of the 2020 Plan. Currently, it is anticipated that approximately 500 Associates and 10 Non-Associate Directors will be eligible to participate in the 2020 Plan.

Associate Participants

General. Associate participants in the 2020 Plan are generally to be selected management employees of the Company and its subsidiaries as determined by the Plan Committee.

Stock Options. Option grants will generally be made in amounts based on an associate participant’s position, responsibilities or salary and such other factors as the Plan Committee may deem relevant. An associate participant may receive one or more option grants and may receive Non-Qualified Stock Options (NSOs) and ISOs, as determined by the Plan Committee. The Plan Committee may determine any other terms, conditions or restrictions relating to option grants as it may deem appropriate, subject to certain restrictions set forth in the 2020 Plan.

Price. The option price under each option may not be less than 100% of the fair market value of JCPenney common stock on the date of grant, which is the closing price of JCPenney common stock on the NYSE on the applicable date. The closing price of JCPenney common stock on March 23, 2020, as reported on the NYSE, was

64	2020 Proxy Statement

Proposal 3—Approval of 2020 Long-Term Incentive Plan

$0.40 per share. The exercise price of the shares as to which a Stock Option is exercised may be paid in cash, with shares of JCPenney common stock already owned by the associate or through withholding of shares that would otherwise be received as a result of the Stock Option exercise, except as otherwise set forth in the Award Notice or Award Agreement pertaining to the Stock Option.

Stock Awards. The Plan Committee may award shares of common stock or stock units to such associate participants and on such bases as it may determine. The Plan Committee may determine the types of awards made, the number of shares, and any other terms, conditions or restrictions relating to the awards, as it may deem appropriate.

Stock Appreciation Rights. SARs may be granted to such associate participants and on such terms and conditions as the Plan Committee may determine and may be granted independently or in tandem with related awards or options, either concurrently with or after the related award or option date. A SAR will generally entitle an associate participant to receive the number of shares of JCPenney common stock equal in value to the excess of the fair market value of each share of JCPenney common stock covered by the SAR on the date of exercise over the exercise price of the SAR, but may, at the discretion of the Plan Committee, be settled in cash.

Cash Incentive Awards. The Plan Committee may also grant cash incentive awards to such associate participants on such terms and conditions as it may determine. Cash incentive awards are annual or long-term performance-based awards expressed in U.S. dollars.

Performance-Based Awards. Any Award granted pursuant to the 2020 Plan may be made in the form of a performance-based Award. Performance-based Awards are made based on the measurement of performance against certain Performance Goals over a Performance Period. The Plan Committee may use one or more of several business criteria for the purpose of establishing a Performance Goal, including:

Earnings Per Share;

Total Stockholder Return;

Operating Income;

Net Income;

Cash Flow;

Gross Profit;

Gross Profit Return on Investment (or Inventory);

Return on Equity;

Return on Capital;

Sales;

Revenues;

Gross Margin;

Gross Margin Return on Investment (or Inventory);

Earnings Before Interest, Taxes, Depreciation and Amortization;

Earnings Before Interest and Taxes; and

Operating Profit.

The Plan Committee may establish any special adjustments in calculating whether Performance Goals have been met including taking into consideration the effect of any event not directly related to the operations of the Company or not within the reasonable control of management. A performance-based cash incentive award may not have a Performance Period of less than one year.

Terms of Options and SARs. An option or SAR granted under the 2020 Plan will become exercisable on such terms and at such times as the Plan Committee may determine. In the event of employment termination due to

2020 Proxy Statement	65

Proposal 3—Approval of 2020 Long-Term Incentive Plan

death, disability, retirement or other circumstances, as deemed appropriate by the Plan Committee, the 2020 Plan authorizes post-termination exercise periods, but not beyond the options’ or SARs’ original expiration date. In no event may an ISO be exercised more than 10 years after its grant date. Generally, an NSO and a SAR may not be exercised more than 10 years after its grant date, or such shorter time period as determined by the Plan Committee.

Transferability. No unearned Stock Award or vested or unvested Stock Option, or any portion thereof, may be assigned or transferred except by will or the laws of descent or distribution, or by such other means as the Plan Committee, in its discretion, may approve. No Stock Option or SAR shall be exercisable during the associate participant’s lifetime except by the associate participant or the associate participant’s guardian or legal representative, or other third party, as the Plan Committee may determine.

Deferral. Unless specifically provided for in the Award Notice or Award Agreement or unless the Plan Committee otherwise determines, no Equity Award shall provide any feature for the deferral of compensation as defined by Treasury Regulation section 1.409A-1(b). Any deferral will be for such period and in accordance with the terms and conditions as the Plan Committee may determine and must be in compliance with Section 409A of the Internal Revenue Code, as in effect from time to time (the Code). The terms and conditions applicable to such deferral and the terms and conditions evidencing compliance with Code Section 409A shall be set forth in the Award Notice or Award Agreement or the Plan Committee’s determinations. The method of payment for, and type and character of, any Award may not be altered by any deferral unless specifically permitted under Code Section 409A and the Treasury Regulations thereunder.

Term of Plan. The 2020 Plan will terminate on May 31, 2030. After this date, no Awards may be made under the 2020 Plan.

Change in Control. Upon an involuntary termination of an associate participant’s employment within two years following a Change in Control, the associate participant shall have the right to exercise any and all Stock Options and SARs held by such associate participant, and all Stock Awards held by such associate participant shall immediately vest, be deemed to have been earned, and any Stock Awards held that are subject to Performance Goals will be deemed satisfied as if target performance was achieved and shall be settled in full in cash, shares, or a combination thereof as provided for in the applicable Award Notice within thirty (30) days following employment termination (except to the extent that settlement of the award must be made pursuant to its original schedule in order to comply with Code Section 409A), notwithstanding that the applicable performance period, service period, or other restrictions and conditions have not been completed or satisfied

Federal Income Tax Consequences

The following discussion summarizes the United States federal income tax consequences under current federal tax law generally arising with respect to awards granted under the 2020 Plan. This summary is not intended to be exhaustive and the exact tax consequences to any participant will depend on various factors and the participant’s particular circumstances. This summary is based on present laws, regulations and interpretations and is not a complete description of federal tax consequences. This summary of federal tax consequences may change in the event of a change in the Code or regulations thereunder or interpretations thereof. We urge participants in the 2020 Plan to consult their tax advisors with respect to any state, local and foreign tax considerations or particular federal tax implications of awards made under the 2020 Plan prior to taking action with respect to an award. The 2020 Plan is not intended to be a “qualified plan” under Section 401(a) of the Code.

Non-Qualified Stock Options. An associate participant will not be subject to tax at the time an NSO is granted, and no tax deduction is then available to the Company. On the exercise of an NSO, the associate participant will realize ordinary income in an amount equal to the difference between the exercise price and the fair market value

66	2020 Proxy Statement

Proposal 3—Approval of 2020 Long-Term Incentive Plan

of the shares acquired on the date of exercise. The Company will generally be entitled to deduct an amount equal to the ordinary income realized by the associate participant in the Company’s tax year in which the associate participant realizes the ordinary income. On disposition of shares acquired on exercise, appreciation or depreciation after the date of exercise will generally be treated by the associate participant as a capital gain or loss, as applicable.

Incentive Stock Options. An associate participant will not be subject to regular income tax at the time an ISO is granted or exercised, and no tax deduction is then available to the Company; however, the associate participant may be subject to the alternative minimum tax (AMT) on the excess of the fair market value of the shares received on exercise of the ISO (the ISO Shares) over the exercise price. On disposition of ISO Shares, the associate participant will generally recognize capital gain or loss in an amount equal to the difference between the exercise price and the sale price, as long as the participant has not disposed of the shares within two years after the date of grant or within one year after the date of exercise (a disqualifying disposition) and has been employed by the Company or a subsidiary at all times from the grant date until the date three months before the date of exercise (one year in the case of disability).

If the associate participant disposes of ISO Shares in a disqualifying disposition, the participant will recognize ordinary income equal to the excess of the fair market value of the ISO Shares on the date the ISO is exercised over the exercise price with any remaining gain or loss being treated as capital gain or loss, respectively. The Company is not entitled to a tax deduction on either the exercise of an ISO or on the disposition of ISO Shares, except to the extent that the participant recognizes ordinary income on disposition of the shares. If in the event an option intended to be an ISO fails to qualify as an ISO, for example if the associate participant does not satisfy both the employment requirements in connection with the exercise of the ISO and the holding period requirement, the ISO will be taxed as an NSO as described above.

Payment of the Exercise Price with Stock. If an associate participant surrenders common stock that the associate participant already owns as payment for the exercise price of a stock option, the associate participant will not recognize gain or loss as a result of the surrender, except under certain circumstances related to the surrender of ISO Shares for which the holding period requirement has not been satisfied. A number of shares received on exercise of the option equal to the number of shares surrendered will have a tax basis equal to the tax basis of the surrendered shares. The holding period for those shares will include the holding period for the shares surrendered. The remaining shares received will have a basis equal to the amount includible in the associate participant’s taxable income on receipt of such shares. The associate participant’s holding period for the remaining shares will commence on the date of exercise.

Stock Awards. An associate participant will be taxed on the fair market value of the shares of common stock in the taxable year in which the grant occurs, unless the underlying shares are substantially nonvested (i.e. both nontransferable and subject to a substantial risk of forfeiture). An associate participant who wishes to recognize income with respect to substantially non-vested shares in the taxable year in which the grant occurs may, however, do so by making a special election, a so-called Section 83(b) Election, to pay tax in the year the grant is made.

An associate participant who is subject to Section 16(b) of the Exchange Act who receives stock will recognize ordinary income equal to the fair market value of the shares of stock received at the later of (i) the applicable date, or (ii) the earlier of: (a) the date on which the shares are transferable, or (b) the date on which the restrictions lapse, unless the associate participant makes a Section 83(b) Election to report the fair market value of such shares received as ordinary income in the taxable year of receipt. The Company may deduct an amount equal to the income recognized by the associate participant, provided that the associate participant is a covered employee under Section 162(m) of the Code and the associate participant’s compensation is within the statutory limitations of Section 162(m) of the Code.

2020 Proxy Statement	67

Proposal 3—Approval of 2020 Long-Term Incentive Plan

On the sale or disposition of shares of stock, an associate participant will recognize taxable income equal to the difference between the amount realized by the associate participant on the disposition of the stock and the associate participant’s basis in the stock. The basis of the restricted shares will be equal to the fair market value of the shares of stock on the date the associate participant recognizes ordinary income as described above. The gain or loss will be taxable to the associate participant as a capital gain or deductible by the associate participant as a capital loss (either short-term or long-term, depending on the holding period of the stock), provided that the associate participant held the stock as a capital asset.

Restricted Stock Unit Awards. An associate participant will not be subject to tax at the time a restricted stock unit is granted, and no tax deduction is then available to the Company. On vesting of the restricted stock unit, an associate participant will generally realize ordinary income equal to the value of the shares of common stock or cash received. The basis of any shares delivered in payment for restricted stock units will be equal to the fair market value of the shares on the date the associate participant recognizes ordinary income as described above. The Company will deduct an amount equal to the income recognized by the associate participant, provided that the associate participant is a covered employee under Section 162(m) of the Code and the associate participant’s compensation is within the statutory limitations of Section 162(m) of the Code.

Stock Appreciation Rights and Other Stock-Based Awards. An associate participant will not be subject to tax at the time a SAR is granted, and no tax deduction is then available to the Company. On exercise of a SAR, the associate participant will generally realize ordinary income equal to the value of the shares of common stock or cash received. The Company will deduct an amount equal to the income recognized by the associate participant, provided that the associate participant is a covered employee under Section 162(m) of the Code and the associate participant’s compensation is within the statutory limitations of Section 162(m) of the Code.

Section 162(m) of the Code

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation paid to its covered employees as defined in Section 162(m) of the Code to the extent such compensation exceeds $1,000,000 in any tax year. While the Company understands that Awards will generally be subject to the deduction limitations of Section 162(m), the Company reserves the right to make grants that are not tax deductible, and the Company’s tax deductions for those grants may be limited or eliminated as a result of the application of Section 162(m).

Section 409A of the Code

For associate participants who are “key employees,” as defined in Section 409A of the Code and regulations promulgated under that Section, distributions of certain deferral amounts may occur no earlier than six months following the key employee’s separation from service from the Company. It is the intent of the Company that no Awards under the 2020 Plan be subject to Section 409A of the Code unless and to the extent that the Plan Committee specifically determines otherwise.

The terms and conditions of any Award that the Plan Committee determines will be subject to Section 409A will be set forth in the applicable Award Notice or Award Agreement and will be designed to comply in all respects with Section 409A. If the Award fails to comply with the applicable requirements of Section 409A, the deferred compensation for the year in which the failure to comply with Section 409A occurs and for all preceding taxable years under the Award and any other plan or arrangement required to be aggregated with the Award may be includible in the participant’s gross income for the taxable year in which the failure occurs, to the extent such amounts are not subject to a substantial risk of forfeiture and have not previously been included in the participant’s gross income. The amounts so included are also subject to an additional income tax equal to twenty percent of the amount required to be included in gross income and to interest equal to the underpayment rate

68	2020 Proxy Statement

Proposal 3—Approval of 2020 Long-Term Incentive Plan

specified by the IRS plus one percentage point, on the underpayments of income tax that are deemed to have occurred because the compensation was not included in income for the taxable year when it was first deferred, or if later, when the compensation was no longer subject to a substantial risk of forfeiture.

Non-Associate Director Participants

General. Each director who is presently not an employee of the Company (Non-Associate Director) will generally be awarded an annual Equity Award in an amount which the Board determines and pursuant to such terms, conditions and restrictions as determined by the Board. Annual Equity Awards granted to each Non-Associate Director may not exceed $500,000 based on grant date fair value. An initial grant will also automatically be granted to each new Non-Associate Director participant on his or her first being elected as a director in a pro rata amount of the annual Equity Award for that year, based on the date of election.

Non-Transferability. A Non-Associate Director participant may not transfer, sell, assign, pledge or otherwise encumber or dispose of any shares of common stock received in connection with an annual Equity Award while serving as a director, except for a sale only in limited circumstances where necessary for the Non-Associate Director to pay any federal, state or local income taxes arising in connection with the Award.

Federal Income Tax Consequences. The federal income tax implications for Non-Associate Director participants are substantially similar to those for associate participants, except that Non-Associate Director participants may not receive ISOs or cash incentive awards. Any election to defer compensation and any election to defer distributions will be made in compliance with Section 409A of the Code, if applicable.

Miscellaneous

The Board may amend the 2020 Plan from time to time as it deems advisable and may terminate the 2020 Plan at any time. Amendments to increase the total number of shares of the common stock reserved under the 2020 Plan or that otherwise constitute material changes to the 2020 Plan under applicable tax or securities laws or the listing standards of the NYSE require stockholder approval. Except as otherwise provided in or permitted by the 2020 Plan or by the terms, if any, of an Award under the 2020 Plan, no termination or amendment of the 2020 Plan or change in the terms of an outstanding Award may adversely affect the rights of the holder of any Award without the consent of the holder. If the 2020 Plan is approved by stockholders, no further awards will be granted under any prior plan after the effective date of the 2020 Plan.

2020 Proxy Statement	69

Equity Compensation Plan(s) Information

Equity Compensation Plan Information

The following table shows the number of options and other awards outstanding as of February 1, 2020 under the 2019 Plan and other outstanding equity compensation plans, as well as the number of shares remaining available for grant under the 2019 Plan. Upon approval of the 2020 Plan, all shares available to issue under the 2019 Plan would cancel.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	21,126,001	(1)	$13.95	(2)	20,276,446	(3)
Equity compensation plans not approved by security holders	3,560,436	(4)	$—		—

Total	24,686,437		$13.95		20,276,446

(1)	Includes 14,010,617 restricted stock units.
(2)	Represents the weighted average exercise price of outstanding stock options only. The weighted average remaining term is 4.9 years.
(3)

At the May 24, 2019 Annual Meeting of Stockholders, our stockholders approved the 2019 Plan, which has a fungible share design in which each stock option will count as one share issued and each stock award will count as 1.49 shares issued. The 2019 Plan reserved 17,885,906 shares or 26,650,000 options for issuance to associates and non-associate directors. In addition, shares underlying any outstanding stock award or stock option grant from prior plans that are canceled prior to vesting or exercise become available for use under the 2019 Plan. No shares remain available for future issuance from prior plans.

(4)

On October 18, 2018, the Company made an inducement equity award of 3,100,000 restricted stock units to our Chief Executive Officer, Jill Soltau, one-third of which vested on October 18, 2019, one third of which will vest on October 18, 2020, and one third of which will vest on October 18, 2021. On April 11, 2019, the Company made an inducement equity award of 1,200,000 restricted stock units to our Chief Financial Officer, Bill Wafford, 800,000 of which will vest one-third on April 11, 2020, one-third on April 11, 2021, and one-third on April 11, 2022 and 400,000 of which will vest on April 11, 2022. On May 2, 2019, the Company made an inducement equity award of 284,091 restricted stock units to our Principal Accounting Officer and Controller, Steve Whaley, which will vest on May 2, 2022. On June 6, 2019, the Company made an inducement equity award of 750,000 restricted stock units to Shawn Gensch, which were scheduled to vest one-third on June 6, 2020, one-third on June 6, 2021, and one-third on June 6, 2022. The full value of this award has been forfeited as of March 1, 2020. In March 2020, the Board established the 2020 Equity Inducement Plan (2020 EIP) and reserved 7,000,000 shares of common stock solely for the granting of inducement stock options, stock appreciation rights and other stock awards. As of March 2020, no awards have been granted under the 2020 EIP to new associates.

70	2020 Proxy Statement

Proposal 4—Approval of Amendment and Extension of Amended and Restated Rights Agreement

Proposal 4 — Approval of Amendment and Extension of Amended and Restated Rights Agreement

Introduction

Our past business operations generated significant net operating losses and unrealized tax losses (collectively, NOLs). Under federal tax laws, we generally can use our NOLs and certain related tax credits to offset ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years, when they “expire” for such purposes. Until they expire, we can “carry forward” NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. As of February 1, 2020, we had more than $2 billion in NOLs. While we cannot estimate the exact amount of NOLs that we can use to reduce our future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are very valuable assets.

Our ability to utilize our NOLs to offset future federal taxable income may be significantly limited if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code of 1986, as amended (the Code). Under Section 382, an “ownership change” occurs if a stockholder or a group of stockholders that is deemed to own at least 5% of our common stock increases its ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.

In order to reduce the likelihood that an ownership change would occur, the Board, after careful consideration, chose to adopt the J. C. Penney Company, Inc. Amended and Restated Rights Agreement on January 27, 2014, and to adopt the First Amendment to Rights Agreement on January 23, 2017. The adoption of the Amended and Restated Rights Agreement was approved by the stockholders of the Company at our 2014 Annual Meeting of Stockholders held on May 16, 2014 and the First Amendment to Amended and Restated Rights Agreement was approved by the stockholders at our 2017 Annual Meeting of Stockholders held on May 19, 2017. We refer to the Amended and Restated Rights Agreement, as amended by the First Amendment to Amended and Restated Rights Agreement, herein as the “Rights Agreement.” By its terms, the Rights Agreement would have expired on January 25, 2020. Subject to certain limited exceptions, the Rights Agreement is designed to deter any person from buying our common stock (or any interest in our common stock) if the acquisition would result in a stockholder (or several stockholders, in the aggregate, who hold their stock as a “group” under the federal securities laws) beneficially owning 4.9% or more of our then-outstanding common stock without approval of the Board.

If an ownership change were to occur, the limitations imposed by Section 382 could result in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred, we believe that the ownership change percentage as of February 1, 2020 was approximately 1% and therefore we currently believe that an ownership change has not occurred. However, if no action is taken to continue to preserve our NOLs, it is possible that we could experience an ownership change in the future.

After careful consideration, the Board determined that the most effective way to continue to protect the benefits of our NOLs for long-term stockholder value is to adopt an amendment (the Amendment) to the Rights Agreement to extend the term of the Rights Agreement by three years to January 25, 2023. On November 8, 2019, the Board approved the Amendment. The Company entered into the Amendment on January 24, 2020. The terms of the

2020 Proxy Statement	71

Proposal 4—Approval of Amendment and Extension of Amended and Restated Rights Agreement

Rights Agreement, as amended by the Amendment, are summarized below, but such description is qualified in its entirety by reference to the full text of the Rights Agreement, as amended by the Amendment, which is included as Annex B to this Proxy Statement.

The Amendment requires stockholder approval for the Rights Agreement, pursuant to which the Company has issued certain stock purchase rights with terms designed to deter transfers of our common stock that could result in an ownership change, to remain in effect. The Rights Agreement will expire immediately following the final adjournment of the Annual Meeting if stockholder approval of the Amendment is not received. The Amendment makes no other changes to the Rights Agreement other than the extension of the term of the Rights Agreement to January 25, 2023.

The Board urges our stockholders to carefully read this proposal, the items discussed below under the heading “Certain Considerations Related to the Extension of the Rights Agreement,” and the full terms of the Rights Agreement, as amended by the Amendment, attached as Annex B to this Proxy Statement. It is important to note that the Rights Agreement does not offer a complete solution, and an ownership change may occur even if the Amendment is approved. The Rights Agreement may deter, but ultimately cannot block, transfers of our common stock that might result in an ownership change. The limitations of this measure are described in more detail below.

The Board recommends a vote FOR the proposal to amend and extend the Rights Agreement.

Description of the Rights Agreement

The Rights Agreement is intended to act as a deterrent to any person or group becoming the beneficial owner of 4.9% or more of our outstanding common stock (an Acquiring Person) without the approval of the Board, other than as a result of (x) repurchases of stock by the Company, (y) a stock dividend, stock split, reverse stock split or similar transaction or (z) certain inadvertent actions by certain stockholders. However, no person who, at the time of the first public announcement of the Rights Agreement, beneficially owned 4.9% or more of the outstanding shares of common stock will be deemed an Acquiring Person, unless and until such person acquires beneficial ownership of additional shares of common stock, with certain exceptions. In addition, no person who beneficially owns 4.9% or more of the outstanding shares of common stock will be deemed an Acquiring Person if the Board, in its sole discretion, so determines in light of the intent and purposes of the Rights Agreement or other circumstances facing the Company.

The Rights. The Board authorized the issuance of one right per each outstanding share of our common stock payable to our stockholders of record as of the close of business on September 3, 2013. Subject to the terms, provisions and conditions of the Rights Agreement, if these rights become exercisable, each right would initially represent the right to purchase from us a unit consisting of one one-thousandth of a share of our Series C Junior Participating Preferred Stock for a purchase price of $55.00 per unit. If issued, each fractional share of preferred stock would generally give a stockholder approximately the same dividend, voting and liquidation rights as does one share of our common stock. However, prior to exercise, a right does not give its holder any rights as a stockholder, including without limitation any dividend, voting or liquidation rights.

Exercisability. The rights will not be exercisable until the earlier of (i) the close of business on the tenth business day after public announcement that a person has become an Acquiring Person (the date of such public announcement is referred to herein as the Stock Acquisition Date) or (ii) the close of business on the tenth business day (or such later date as the Board shall determine) after a third party makes a tender or exchange offer which, if consummated, would result in such third party becoming an Acquiring Person. In this Proxy Statement, we refer to the date on which the rights become exercisable as the Distribution Date.

72	2020 Proxy Statement

Proposal 4—Approval of Amendment and Extension of Amended and Restated Rights Agreement

Prior to a Distribution Date, the rights will be evidenced by, and trade with, the common stock and will not be exercisable or transferable apart from the common stock. After a Distribution Date, the rights agent would send certificates representing rights to stockholders and the rights would trade independent of the common stock.

“Flip-in” Feature. If any person or group of affiliated or associated persons becomes an Acquiring Person, then each right (other than rights owned by an Acquiring Person, its affiliates, associates or certain transferees, which will become void) will entitle the holder to purchase, at the then current exercise price, common stock (or, in certain circumstances, a combination of common stock, other securities, cash or other property) having a value of twice the exercise price of the right, in effect enabling a purchase at half-price. However, rights are not exercisable following such an event until such time as the rights are no longer redeemable by the Company as described below.

“Flip-over” Feature. If, at any time after a person or group of affiliated or associated persons becomes an Acquiring Person, the Company engages in a merger or other business combination transaction or series of related transactions in which the Company is not the surviving corporation, the common stock is changed or exchanged, or fifty percent or more of its assets, cash flow or earning power is sold, then each right (not previously voided by the occurrence of a “flip-in event”) will entitle the holder to purchase, at the right’s then current exercise price, common stock of such Acquiring Person having a value of twice the right’s then current exercise price, in effect enabling a purchase at half-price.

Exchange. At any time after a person or group of affiliated or associated persons becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent or more of the then outstanding common stock, the Board may, in lieu of allowing rights to be exercised, cause each outstanding right (other than rights owned by an Acquiring Person, its affiliates, associates or certain transferees, which will become void) to be exchanged for one share of common stock or one one-thousandth of a share of preferred stock, in each case as adjusted to reflect stock splits or similar transactions.

Redemption. The rights may be redeemed by the Board, at a price of $0.001 per right, at any time prior to the earlier of (i) the Stock Acquisition Date or (ii) the final expiration of the rights.

Anti-Dilution Provisions. The purchase price payable and the number of preferred shares issuable upon exercise of the rights are subject to adjustment to prevent dilution that may occur as a result of certain events, including, among others, a stock dividend, a stock split or a reclassification of the preferred shares. With certain exceptions, no adjustments to the purchase price of less than 1% will be made.

Amendments. Prior to a Distribution Date, the Company may amend the Rights Agreement in any respect. From and after a Distribution Date, the Board may amend the Rights Agreement in order to (i) cure any ambiguity, (ii) correct or supplement any provision which may be defective or inconsistent with any other provisions, (iii) shorten or lengthen any time period (e.g., the redemption period prior to the rights becoming non-redeemable) or (iv) change or supplement the provisions in any manner which the Company may deem necessary or desirable and which does not adversely affect the interests of the holders of certificates representing rights. The Rights Agreement, however, may not be amended at a time when the rights are not redeemable (other than certain limited technical amendments).

Expiration. The rights will expire on the earliest of (i) the close of business on January 25, 2023 or such later date as may be established by the Board prior to the expiration of the rights, (ii) the time at which the rights are redeemed or exchanged pursuant to the Rights Agreement, (iii) the repeal of Section 382 or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of our NOLs, (iv) the beginning of a taxable year of the Company to which the Board determines that our NOLs may not be carried forward or (v) immediately following the final adjournment of the Annual Meeting if stockholder approval of the Amendment has not been received.

2020 Proxy Statement	73

Proposal 4—Approval of Amendment and Extension of Amended and Restated Rights Agreement

Certain Considerations Related to the Extension of the Rights Agreement

The Board believes that attempting to protect the tax benefits of our NOLs as described above is in our and our stockholders’ best interests; however, we cannot eliminate the possibility that an ownership change will occur even if the Amendment is approved. Please consider the items discussed below in voting on this Proposal 4.

The IRS could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Rights Agreement is in place.

Continued Risk of Ownership Change. Although the Rights Agreement is intended to reduce the likelihood of an ownership change, we cannot assure you that it would prevent all transfers of our common stock that could result in such an ownership change.

Potential Impact on Value. If the Amendment is adopted, the Board intends to re-affirm the terms of the Rights Agreement to the public generally. Because certain buyers, including persons who wish to acquire more than 5% of our common stock and certain institutional holders who object to holding our common stock subject to the terms of the Rights Agreement, may not choose to purchase our common stock, the Rights Agreement could depress the value of our common stock in an amount that could more than offset any value preserved from protecting our NOLs.

Potential Anti-Takeover Impact. The reason the Board approved the Rights Agreement is to preserve the long-term value of our NOLs. The Rights Agreement is not intended to prevent a takeover of the Company. However, the Rights Agreement could be deemed to have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effect of the Rights Agreement may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities. The Amendment proposal is not the result of any potential takeover transaction known to us and is not part of a plan by us to adopt a series of anti-takeover measures.

Stockholders should be aware that we are subject to Section 203 of the Delaware General Corporation Law, which provides, in general, that a transaction constituting a “business combination” within the meaning of Section 203 involving a person owning 15% or more of our outstanding voting stock (referred to as an “interested stockholder”) cannot be completed for a period of three years after the time the person became an interested stockholder unless (i) prior to such time, our Board approved either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owned at least 85% of our outstanding voting stock (excluding shares owned by persons who are both directors and officers of the Company and shares owned by certain of our employee benefit plans), or (iii) the business combination was approved by our Board and by the affirmative vote of the holders of at least 66-2/3% of our outstanding voting stock not owned by the interested stockholder.

74	2020 Proxy Statement

Proposal 4—Approval of Amendment and Extension of Amended and Restated Rights Agreement

Our Restated Certificate of Incorporation and our Bylaws contain certain provisions that may also be deemed to have a potential anti-takeover effect, including:

•

In non-contested elections, each director must be elected by the affirmative vote of the majority of the votes cast with respect to that director’s election, subject to our director resignation policy; in a contested election, directors are elected by a plurality. Cumulative voting is not permitted in the election of directors.

•	Stockholders have no preemptive right to acquire our securities.

•

Stockholders may not act by written consent. The provisions regarding action by written consent require the vote of at least a majority of the combined voting power of the then-outstanding shares of voting stock, voting together as a single class, to be removed or amended.

•	Our Bylaws contain advance notice requirements for any stockholder to present a nomination for director or other proposal at an annual or special meeting of stockholders.

•	Only the Board can call special meetings of stockholders and the only business that may be brought before a special meeting is such business specified by the Board in the notice of the meeting.

•	Our authorized but unissued shares of common stock and preferred stock may be issued without additional stockholder approval and may be utilized for a variety of corporate purposes.

Required Vote

To be approved, this proposal must receive the affirmative vote of the shares of common stock present in person or by proxy at the Annual Meeting that are entitled to vote on such matter. If the Amendment is not approved by our stockholders, the Rights Agreement will terminate immediately following the final adjournment of the Annual Meeting.

The Board recommends a vote FOR the proposal to amend and extend the Rights Agreement.

2020 Proxy Statement	75

Proposal 5—Advisory Vote on Compensation of Our Named Executive Officers

Proposal 5 — Advisory Vote on Compensation of Our Named Executive Officers

The Human Resources and Compensation Committee of the Board is responsible for establishing and implementing our executive compensation program. The Human Resources and Compensation Committee determines compensation for each named executive officer other than the CEO. The compensation of the CEO is determined by all of the independent directors of the Board, taking into account the Human Resources and Compensation Committee’s recommendations. Our executive compensation program is designed to link pay to Company performance and align the pay of our named executive officers with the interests of our stockholders. Stockholders are encouraged to read the “Compensation Discussion and Analysis” section for a more detailed discussion of how the Company’s compensation program reflects our overall philosophy and objectives.

As required by Section 14A of the Exchange Act and pursuant to the Dodd-Frank Act, we are asking stockholders to vote on the following resolution:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers described in this Proxy Statement in the Compensation Discussion and Analysis section and the tabular disclosure regarding named executive officer compensation together with the accompanying narrative disclosure, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

As an advisory vote, this proposal is non-binding. Although the vote is non-binding, the Board values the opinions of the Company’s stockholders and will take into account the outcome of the vote when considering future compensation decisions. At the 2017 Annual Meeting of Stockholders, the Board recommended, and the stockholders approved, holding an annual vote on the compensation of our named executive officers.

The Board recommends a vote FOR the approval of the compensation of the named executive officers.

76	2020 Proxy Statement

About the Annual Meeting

About the Annual Meeting

Who is soliciting my vote?

JCPenney’s Board is soliciting your vote at the 2020 Annual Meeting of Stockholders.

What will I be voting on?

You will be voting on:

•	Election of eleven directors nominated by the Board;

•	Ratification of the appointment of KPMG LLP as JCPenney’s independent auditor for the fiscal year ending January 30, 2021;

•	Approval of the J. C. Penney Company, Inc. 2020 Long-Term Incentive Plan;

•	Approval of an amendment and extension of the Amended and Restated Rights Agreement in order to continue to protect the tax benefits of our net operating loss carryforwards;

•	Advisory vote on executive compensation; and

•	Any other business that may properly come before the meeting.

What are the Board of Directors’ voting recommendations?

The Board recommends that you vote your shares “For” each of the Board’s nominees for director, “For” the ratification of the appointment of KPMG LLP as independent auditor for the fiscal year ending January 30, 2021, “For” the approval of the J. C. Penney Company, Inc. 2020 Long-Term Incentive Plan, “For” the approval of the amendment and extension of the Amended and Restated Rights Agreement, and “For” the approval of our executive compensation in connection with the advisory vote on executive compensation.

Who is entitled to vote?

All stockholders who owned JCPenney common stock at the close of business on the record date, March 23, 2020, are entitled to attend and vote at the Annual Meeting.

How many votes do I have?

You will have one vote for every share of JCPenney common stock you owned on the record date.

How many votes can be cast by all stockholders?

Each share of JCPenney common stock is entitled to one vote. There is no cumulative voting. On March 23, 2020, JCPenney had 320,981,684 shares of common stock outstanding and entitled to vote.

How many shares must be present to hold the Annual Meeting?

A majority of the outstanding shares of JCPenney common stock as of the record date, or 160,490,842 shares, must be present at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum.

Shares are counted as present at the Annual Meeting if stockholders attend and vote virtually via the Internet or a proxy card has been properly submitted by or on behalf of a stockholder. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum.

2020 Proxy Statement	77

About the Annual Meeting

How many votes are required to elect directors and adopt the other proposals?

You may vote “For” or “Against” with respect to the election of directors. Our Bylaws provide that in a non-contested election, each director must be elected by the affirmative vote of the majority of the votes cast with respect to that director’s election. Accordingly, abstentions and broker non-votes will have no effect on the election of a director. Any director nominee who is an incumbent director and is not re-elected must promptly tender his or her resignation, and the Board, excluding the director who tenders his or her resignation, must promptly decide whether to accept or reject the resignation.

Ratification of the appointment of KPMG LLP as JCPenney’s independent auditor requires the affirmative vote of a majority of the shares of JCPenney common stock present in person or by proxy that are entitled to vote on such matter. If you abstain from voting on this matter, your shares will be counted as present for purposes of establishing a quorum, and the abstention will have the same effect as a vote against the proposal. Broker non-votes will also have the same effect as a vote against the proposal.

Approval of the J. C. Penney Company, Inc. 2020 Long-Term Incentive Plan, approval of the amendment and extension of the Amended and Restated Rights Agreement and approval of our executive compensation in connection with the advisory vote on executive compensation requires the affirmative vote of a majority of the shares of JCPenney common stock present in person or by proxy that are entitled to vote on each such matter. If you abstain from voting on either of these matters, your shares will be counted as present for purposes of establishing a quorum, and the abstention will have the same effect as a vote against the particular proposal. Broker non-votes are not entitled to be cast for these matters and accordingly will have no effect on the approval of these matters.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the SEC, rather than mailing a printed copy of our proxy materials to each stockholder of record, we may send some or all of our stockholders a Notice of Internet Availability of Proxy Materials (the Notice), which indicates how our stockholders may:

•	access their proxy materials and vote their proxies over the Internet;

•	make a one-time request to receive a printed set of proxy materials by mail; or

•	make a permanent election to receive all of their proxy materials in printed form by mail or electronically by email.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

•	view our proxy materials for the Annual Meeting over the Internet; and

•	instruct us to send our future proxy materials to you electronically by email instead of sending you printed copies by mail.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings of stockholders on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it. Our Annual Report on Form 10-K accompanies these proxy materials but is not considered part of the proxy soliciting materials.

78	2020 Proxy Statement

About the Annual Meeting

Why is the Company having a virtual only meeting?

This year, out of an abundance of caution, to proactively deal with the unprecedented health impact of coronavirus disease, also known as COVID-19, and to mitigate risks to the health and safety of our communities, stockholders, associates and other stakeholders, we will hold the Annual Meeting in a virtual only format, which will be conducted over the Internet via live audio webcast. We intend to hold the virtual Annual Meeting in a manner that affords you the same rights and opportunities to participate as you would have at an in-person meeting.

How do I attend the Annual Meeting?

We will host the Annual Meeting live via the Internet. You will not be able to attend the meeting in person. Any stockholder can listen to and participate in the Annual Meeting live via the internet at www.virtualshareholdermeeting.com/JCP2020. The webcast will begin at 10:00 a.m., Central Daylight Time, on May 22, 2020. Online access will begin at 9:30 a.m., Central time, and we encourage you to access the Annual Meeting prior to the start time.

A list of stockholders entitled to vote at the meeting will be available for examination during normal business hours for ten days prior to the meeting for any purpose germane to the meeting at JCPenney’s corporate headquarters at 6501 Legacy Drive, Plano, Texas 75024. The stockholder list will also be available during the meeting at www.virtualshareholdermeeting.com/JCP2020.

A replay of the Annual Meeting will be posted as soon as practical at: https://ir.jcpenney.com/.

Will I be able to ask questions at the Annual Meeting?

You will be able to participate in the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/JCP2020. Questions should be relevant to JCPenney’s business or operations and not regarding a personal or a litigation matter. All written questions timely submitted during the Annual Meeting will be answered, however, we reserve the right to edit or reject questions deemed profane or otherwise inappropriate.

How do I vote?

You can vote either virtually at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. You can vote by proxy in three ways:

•	by mail – If you received your proxy materials by mail, you can vote by mail by using the enclosed proxy card;

•	by telephone – In the United States and Canada, you can vote by telephone by following the instructions on the Internet or on your proxy card if you received your materials by mail; or

•	by Internet before the meeting date – You can vote by Internet by following the instructions on the Notice or on your proxy card if you received your materials by mail.

If you vote by proxy, your shares will be voted at the Annual Meeting in the manner you indicate. If you sign your proxy card, but do not specify how you want your shares to be voted, they will be voted as the Board recommends.

You may attend the Annual Meeting on Friday, May 22, 2020 at 10:00 A.M. Central time by visiting www.virtualshareholder.com/JCP2020 and you can vote during the Annual Meeting using the control number provided to you.

2020 Proxy Statement	79

About the Annual Meeting

Can I change my vote after I execute my proxy?

You can revoke a proxy at any time prior to its exercise at the Annual Meeting. You can send in a new proxy card with a later date if you received your proxy materials by mail, or cast a new vote by telephone or Internet, or send a written notice of revocation to JCPenney’s Corporate Secretary at the address on the first page of this Proxy Statement. If you attend the virtual Annual Meeting and want to vote by Internet at the meeting, you can request that any previously submitted proxy not be used.

How do I vote my shares of JCPenney common stock in the 401(k) Savings Plans?

If you are a participant in the J. C. Penney Corporation, Inc. Savings, Profit-Sharing and Stock Ownership Plan (the Traditional Plan) or the J. C. Penney Corporation, Inc. Safe Harbor 401(k) Savings Plan (the Safe Harbor Plan), you will receive a separate voting instruction card for the shares allocated to your account in the Traditional Plan or the Safe Harbor Plan. This voting instruction card will allow you to instruct State Street Bank and Trust Company, as trustee for the Traditional Plan and the Safe Harbor Plan, how to vote your shares. If you do not vote your shares in the Traditional Plan or the Safe Harbor Plan, State Street Bank and Trust Company will vote them in the same proportion as those shares for which it has received voting instructions.

Will my vote be kept confidential?

Yes. JCPenney’s policy is that all proxy or voting instruction cards, ballots and vote tabulations which identify the vote of an individual stockholder are to be kept secret. Your vote will only be disclosed:

•	to allow the independent election inspectors to certify the results of the vote;

•	if JCPenney is legally required to disclose your vote or is defending or asserting claims in a lawsuit;

•	if there is a proxy contest involving JCPenney; or

•	if you make a written comment on your proxy or voting instruction card or ballot.

Who pays for this proxy solicitation?

JCPenney does. In addition to soliciting proxies by mail, JCPenney may solicit proxies by telephone, personal contact and electronic means. No director, officer or employee of JCPenney will be specially compensated for these activities. JCPenney has hired Morrow Sodali LLC, a proxy solicitation firm, to assist in soliciting proxies for an estimated fee of $10,000 plus reimbursement for reasonable expenses.

JCPenney will also reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of JCPenney common stock.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that will be considered at the Annual Meeting. If any matter other than those described in this Proxy Statement arises at the Annual Meeting, the proxies will be voted at the discretion of the proxy holder.

80	2020 Proxy Statement

Other Business Matters

Other Business Matters

Stockholder Proxy Proposal Inclusion Deadline

Under the rules of the SEC, the date by which proposals of stockholders intended to be presented at the 2021 Annual Meeting of Stockholders (other than proxy access director nominations) must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting is December 9, 2020.

Deadline for Proxy Access Director Nominations

Under the Company’s Bylaws, notice of a proxy access director nomination for the 2021 Annual Meeting of Stockholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting no earlier than November 9, 2020 and no later than December 9, 2020.

Stockholder Business — Annual Meeting

Stockholders who wish to introduce an item of business at an annual meeting of stockholders may do so in accordance with JCPenney’s Bylaw procedures. These procedures provide, generally, that stockholders desiring to bring a proper subject of business before the meeting, must do so by a written notice timely received (not later than 90 days in advance of such meeting) by the Corporate Secretary of the Company. Any notice of intent to introduce an item of business at an annual meeting of stockholders must contain the name and address of the stockholder, a representation that the stockholder is a holder of record of JCPenney stock entitled to vote at the meeting and that the stockholder intends to appear in person or by proxy at the meeting. Notice of an item of business shall include a brief description of the proposed business and the reasons for conducting such business at the meeting as well as any material interest of the stockholder in such business.

The chair of the annual meeting may refuse to allow the transaction of any business not presented in compliance with the foregoing procedures.

Timing

It is currently expected that the 2021 Annual Meeting of Stockholders will be held on or about May 20, 2021, in which event any advance notice of nominations for directors and items of business (other than proposals intended to be included in the proxy statement and form of proxy, including proxy access director nominations) must be given by stockholders and received by the Secretary of the Company by February 19, 2021. The Company does, however, retain the right to change the date of the 2021 Annual Meeting of Stockholders as it, in its sole discretion, may determine. Notice of any change will be furnished to stockholders prior to the expiration of the 90-day advance notice period referred to above. Copies of the Company’s Bylaws are available on our website at www.jcp.com or you may request a copy from the Corporate Secretary of the Company.

Brandy L. Treadway, Senior Vice President, General Counsel and Secretary

2020 Proxy Statement	81

Annex A - 2020 Long-Term Incentive Plan

ANNEX A

J. C. PENNEY COMPANY, INC.

2020 LONG-TERM INCENTIVE PLAN

ARTICLE I

PURPOSE OF PLAN

The name of this plan is the J. C. Penney Company, Inc. 2020 Long-Term Incentive Plan (the “Plan”). The purposes of the Plan are to provide long-term incentives to associates and non-associate directors of J. C. Penney Company, Inc. and its subsidiaries to (a) align the interests of such associates and non-associate directors with those of the Company’s stockholders, (b) motivate associates to achieve business objectives promoting the long-term growth, profitability and success of the Company, and (c) assist the Company in retaining and attracting the best associates and non-associate directors in retail.

ARTICLE II

DEFINITIONS

“Associate” means any person who is employed, within the meaning of section 3401 of the Code, by the Company or a Subsidiary; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Associate shall mean an employee of the Company or a Subsidiary within the meaning of section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or a Subsidiary shall not be sufficient to constitute “employment” by the Company or a Subsidiary.

“Award” means an Equity Award or a Cash Incentive Award.

“Award Notice” means the notice of an Award to a Participant in such form and delivered by such means as the Committee or its designee may establish from time to time that sets out the terms of the grant of the Award, including any amendment thereto. Each Award Notice will be subject to the terms of the Plan.

“Beneficiary” means the beneficiary designated by a Participant, in a manner authorized by the Committee or its designee, to exercise the rights of the Participant in the event of the Participant’s death. In the absence of an effective designation by a Participant, the Beneficiary will be the Participant’s estate.

“Board” means the Board of Directors of the Company.

“Cash Incentive Award” means an annual or long-term Performance Award issued pursuant to the requirements of Article VIII of the Plan that is expressed in U. S. currency.

“Cause” means (i) “cause,” or “summary dismissal” as the case may be, as that term may be defined in any written agreement between a Participant and the Company or a Subsidiary that may at any time be in effect, (ii) in the absence of a definition in a then-effective agreement between a Participant and the Company or a Subsidiary (as determined by the Committee), “cause” as that term may be defined in any Award Notice under the Plan, or (iii) in the absence of a definition in a then-effective agreement between a Participant and the Company or a Subsidiary (as determined by the Committee), or any Award Notice under the Plan, termination of a Participant’s employment with the Company or a Subsidiary on the occurrence of one or more of the following events:

(a)	The Participant’s failure to substantially perform such Participant’s duties with the Company or any Subsidiary as determined by the Board or the Company;

(b)

The Participant’s willful failure or refusal to perform specific directives of the Board, the Company, or any Subsidiary, which directives are consistent with the scope and nature of the Participant’s duties and responsibilities;

2020 Proxy Statement	A-1

Annex A - 2020 Long-Term Incentive Plan

(c)	The Participant’s conviction of a felony; or

(d)

A breach of the Participant’s fiduciary duty to the Company or any Subsidiary or any act or omission of the Participant that (A) constitutes a violation of the Company’s Statement of Business ethics, (B) results in the assessment of a criminal penalty against the Company, (C) is otherwise in violation of any federal, state, local or foreign law or regulation (other than traffic violations and other similar misdemeanors), (D) adversely affects or could reasonably be expected to adversely affect the business reputation of the Company, or (E) otherwise constitutes willful misconduct, gross negligence, or any act of dishonesty or disloyalty.

“Code” means the Internal Revenue Code of 1986, as amended, and rules and regulations thereunder, as now in force or as hereafter amended.

“Committee” means a committee appointed by the Board in accordance with the by-laws of the Company and the Charter for the Human Resources and Compensation Committee of the Board, or any committee of the Board that replaces the Human Resources and Compensation Committee. The Committee will consist of at least three Directors who (i) satisfy any applicable standards of independence under the federal securities and tax laws and the listing standards of the New York Stock Exchange (“NYSE”) or any other national securities exchange on which the Common Stock is listed as in effect from time, and (ii) qualify as “non-employee directors” within the meaning of Rule 16b-3. If at any time no Committee will be in office, then the functions of the Committee specified in the Plan will be exercised by the members of the Board that otherwise satisfy the requirements to be a member of the Committee.

“Common Stock” means common stock, $0.50 par value per share, of the Company, or any security issued in substitution, exchange or in lieu therefore.

“Company” means J. C. Penney Company, Inc., a Delaware corporation, and any successor thereof.

“Date of Grant” means the “date of grant” specified in the Award Notice with respect to an Equity Award, which will be a date not prior to the date on which the Committee takes all actions necessary to grant the Equity Award.

“Director” means a member of the Board.

“Disability” means for any Award subject to section 409A of the Code, “Disability” as defined in section 409A(a)(2)(C) of the Code. For any Award not subject to section 409A of the Code, “Disability” means disability as defined in any then effective long-term disability plan maintained by the Company that covers such person, or if such a plan does not exist at any relevant time, “Disability” means the permanent and total disability of a person within the meaning of section 22(e)(3) of the Code. For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Award Notice, “Disability” means the permanent and total disability of a person within the meaning of section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Employer” means J. C. Penney Corporation, Inc., a Delaware corporation, and any successor thereof.

“Employment” means that the provision of services to the Company or a Subsidiary in any capacity as an Associate is not interrupted or terminated. Except as otherwise provided in a particular Award Notice, service will not be considered interrupted or terminated for this purpose in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Subsidiary, or any successor, in any capacity as Associate, or (iii) any change in status as long as the individual remains in the service of the Company or any Subsidiary in any

A-2	2020 Proxy Statement

Annex A - 2020 Long-Term Incentive Plan

capacity as Associate. An approved leave of absence will include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option, if any leave exceeds ninety (90) days, and re-employment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option will be treated as a Non-Qualified Stock Option on the day that is three (3) months and one (1) day following the expiration of such ninety (90) day period.

“Equity Award” means a Stock Option, Stock Appreciation Right, or Stock Award.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time, and the regulations promulgated thereunder. Reference in the Plan to any section of the Exchange Act will be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

“Fair Market Value” means, as of any date, the closing price on such date as reported in the composite transaction table covering transactions of NYSE listed securities, or if such Exchange is closed, or if the Common Stock does not trade on such date, the closing price reported in the composite transaction table on the last trading date immediately preceding such date, or such other amount as the Committee may ascertain reasonably to represent such fair market value; provided, however, that such determination will be in accordance with the requirements of Treasury Regulation section 1.409A-1(b)(5)(iv), or its successor.

“Incentive Stock Option” means a Stock Option that is designated by the Committee as an incentive stock option within the meaning of section 422 of the Code and that meets the requirements set out in the Plan.

“Non-Associate Director” means a member of the Board who is not an Associate.

“Non-Qualified Stock Option” means a Stock Option that is not intended to qualify as an Incentive Stock Option (including, without limitation, any Stock Option to purchase Common Stock originally designated as or intended to qualify as an Incentive Stock Option but which does not (for whatever reason) qualify as an Incentive Stock Option).

“Participant” means an Associate or a Director who has been granted and holds an Award.

“Performance Award” means an Award granted under this Plan of Common Stock, rights based upon, payable in or otherwise related to shares of Common Stock (including Restricted Stock), Restricted Stock Units or cash, as the Committee may determine, at the end of a specified Performance Period based on the attainment of one or more Performance Goals.

“Performance Measure” means any of the following business criteria that may be used by the Company in establishing a Performance Goal:

(a)	Earnings Per Share;

(b)	Total Stockholder Return;

(c)	Operating Income;

(d)	Net Income;

(e)	Cash Flow;

(f)	Gross Profit;

2020 Proxy Statement	A-3

Annex A - 2020 Long-Term Incentive Plan

(g)	Gross Profit Return on Investment;

(h)	Return on Equity;

(i)	Return on Capital;

(j)	Sales;

(k)	Revenues;

(l)	Gross Margin;

(m)	Gross Margin Return on Investment (or Inventory);

(n)	Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA);

(o)	Earnings Before Interest and Taxes (EBIT); or

(p)	Operating Profit.

“Performance Goal” means any goal established by the Committee or its designee that must be satisfied before a Performance Award will be payable, in whole or in part, to a recipient of the Award.

“Performance Period” means with respect to a Performance Award the period established by the Committee or its designee at the time the Award is granted, or at any time thereafter, during which the performance of the Company, a Subsidiary, or any Associate Participant is measured for the purpose of determining whether and to what extent the Performance Award’s Performance Goal has been achieved.

“Plan” means this J. C. Penney Company, Inc. 2020 Long-Term Incentive Plan as it may be amended from time to time.

“Prior Plan” means any equity compensation or long-term incentive compensation plan or program previously established and maintained by the Company.

“Restricted Stock” means any shares of Common Stock granted as an Equity Award that is subject to restrictions or a substantial risk of forfeiture.

“Restricted Stock Unit” means an Equity Award that represents an unsecured promise by the Company to issue a share of Common Stock, or, at the discretion of the Committee or is designee, cash equal to the value of a share of Common Stock, subject to restrictions or a substantial risk of forfeiture.

“Retirement” means, unless otherwise provided in a particular Award Notice or specified in Determinations adopted by the Committee, an Associate’s termination of Employment with the Company or any of its Subsidiaries other than for Cause on or after the date the employee attains age 55 with at least 15 years of service, or on or after the employee attains age 60 with at least 10 years of service.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor rule promulgated by the SEC under the Exchange Act.

“SEC” means the Securities and Exchange Commission.

A-4	2020 Proxy Statement

Annex A - 2020 Long-Term Incentive Plan

“Securities Act” means the Securities Act of 1933, as amended and in effect from time to time, and the regulations promulgated thereunder. Reference in the Plan to any section of the Securities Act will be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

“Separation Pay Plan” means the J. C. Penney Corporation, Inc. Separation Pay Plan, as such plan may be amended from time to time, and any successor plan or program that replaces the plan.

“Stock Appreciation Right” means a right to receive, on exercise of that right, an amount, in shares of Common Stock, or, at the discretion of the Committee or is designee, cash equal to the value of such shares of Common Stock, equal to the difference between the Fair Market Value of a share of Common Stock as of the date of exercise of the Stock Appreciation Right and the Fair Market Value of a share of Common Stock as determined under Section 6.3(a).

“Stock Award” means an award of shares of Common Stock, Restricted Stock, or a Restricted Stock Unit.

“Stock Option” means a right to purchase from the Company at any time not more than ten years following the Date of Grant, one share of Common Stock for an exercise price not less than the Fair Market Value of a share of Common Stock on the Date of Grant, subject to such terms and conditions established under Section 6.1 hereof. Stock Options may either be Incentive Stock Options or Non-Qualified Stock Options.

“Subsidiary” means any corporation or other entity (other than the Company) in an unbroken chain of corporations or entities beginning with the Company, in which each of the corporations or entities other than the last corporation or other entity in the unbroken chain owns stock or other voting securities constituting fifty percent or more of the total combined voting power in one of the other corporations or entities in such chain as determined at the point in time when reference is made to such Subsidiary in this Plan.

“Trading Date” means a day on which the Company’s Common Stock trades on the NYSE.

ARTICLE III

SHARES SUBJECT TO THE PLAN

3.1    Shares Available for Awards. Subject to the provisions of this Article III, and adjustment as provided in Section 12.7, the maximum number of shares of Common Stock upon which options to purchase shares of Common Stock (“Stock Option”), stock appreciation rights (“SARs”) or awards of Common Stock or share units (“Stock Awards”) (herein collectively called “Equity Awards”) that may be issued under the Plan is 25,320,000. In no event may more than (i) 25,320,000 shares of Common Stock be issued as Stock Options over the term of the plan, and (ii) 19,037,594 shares of Common Stock be issued as Stock Awards over the term of the Plan. These amounts shall be reduced less one (1) share of Common Stock for every one (1) share that was subject to a Stock Option or SAR granted after February 1, 2020 and prior to the effective date of the Plan under any Prior Plan, and 1.49 shares of Common Stock for every one (1) share that was subject to an award other than a Stock Option or SAR granted after February 1, 2020 and prior to the effective date of the Plan under any Prior Plan. The aggregate number of shares of Common Stock available for Awards under the Plan will be reduced by one (1) share of Common Stock for each share subject to a Stock Option or a Stock Appreciation Right and 1.33 shares of Common Stock for each share subject to a Stock Award. The shares of Common Stock available for delivery under this Plan may consist of Common Stock held in treasury, authorized but unissued shares of Common Stock, or shares of Common Stock purchased or held by the Company or a Subsidiary for purposes of the Plan, or shares available from the Prior Plan, or any combination thereof. After the effective date of the Plan, no other awards may be granted under any Prior Plan.

3.2    Shares Again Available. If (i) any shares of Common Stock subject to an Award are forfeited or cancelled, or any such Award terminates, lapses, or expires, is settled without full delivery of the shares of Common Stock

2020 Proxy Statement	A-5

Annex A - 2020 Long-Term Incentive Plan

underlying the Award, or (ii) after February 1, 2020, any shares of Common Stock subject to an award under any Prior Plan are forfeited or cancelled, or any such award terminates, lapses, or expires, is settled without full delivery of the shares of Common Stock underlying the award, then in each such case the shares of Common Stock subject to such Award or award under any Prior Plan will, to the extent of any such forfeiture, termination, lapse, cancellation, or expiration be added to the shares available for issuance under the Plan. In the event that withholding tax liabilities arising from an Award other than an Option or Stock Appreciation Right or, after February 1, 2020, an award other than an option or stock appreciation right under any Prior Plan are satisfied by the tendering of shares (either actually or by attestation) or by the withholding of shares by the Company, the shares so tendered or withheld shall be added to the shares available for Awards under the Plan. Each share of Common Stock that again becomes available for an Award as provided in this Section 3.2 will increase the total number of shares of Common Stock available for Awards under Section 3.1 by (i) one (1) share of Common Stock if that share of Common Stock was subject to a Stock Option or Stock Appreciation Right under the Plan or a stock option or stock appreciation right under a Prior Plan, and (ii) 1.33 shares of Common Stock if that share of Common Stock was subject to a Stock Award or a stock award under a Prior Plan. Notwithstanding the foregoing, shares of Common Stock (a) tendered by a Participant or withheld by the Company in payment of the exercise price of an Option, or after February 1, 2020, an option under any Prior Plan, (b) not issued on the net settlement or net exercise of Stock Appreciation Rights, or after February 1, 2020, stock appreciation rights under any Prior Plan, (c) delivered by a Participant or withheld by the Company to pay withholding taxes related to Options or Stock Appreciation Rights or, after February 1, 2020, options or stock appreciation rights under a Prior Plan, or (d) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or, after February 1, 2020, options under any Prior Plan, will not again become available for issuance and will not be added to the shares authorized for grant under the Plan. For the avoidance of doubt, Option reloading is not permitted under the Plan.

Shares of Common stock issued in connection with Awards that are assumed, converted or substituted pursuant to an event described in Section 12.7 or assumed or issued in substitution of awards to employees of companies acquired by the Company will not reduce the maximum limitation specified in Section 3.1 (nor shall shares subject to a substitute award be added to the shares available for Awards under the Plan as provided above). Further, where the number of shares of Common stock subject to an Award is variable on the Date of Grant, the number of shares to be counted against the shares authorized under the Plan prior to earning the Award will be the maximum number of shares that could be received under the Award.

3.3    Individual Award Limitations on Equity Awards. Subject to the provisions of Sections 12.7 and 12.7, the following individual Award limits will apply:

(a)

During the term of the Plan, the maximum number of shares of Common Stock available for grant as Incentive Stock Options under the Plan will not exceed the maximum number of shares of Common Stock available for Awards under the Plan as provided in Section 3.1.

(b)

During any fiscal year no Participant will be granted Stock Option and Stock Appreciation Right Awards for collectively more than 4,000,000 shares of Common Stock, and Performance Awards with a payout, at maximum, of more than 3,000,000 shares of Common Stock.

ARTICLE IV

ADMINISTRATION

The Plan will be administered by, or under the direction of the Committee. The Committee will administer the Plan so as to comply at all times with the Exchange Act and the Code, as applicable, and will otherwise have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee’s business (“Determinations”). All

A-6	2020 Proxy Statement

Annex A - 2020 Long-Term Incentive Plan

interpretations and Determinations of the Committee may be made on an individual or group basis, and will be final, conclusive, and binding on all interested parties. The Committee may delegate, to the fullest extent permitted by law, its responsibilities under the Plan to persons other than its members, subject to such terms and conditions as it may determine, other than the making of grants and awards under the Plan to individuals subject to Section 16 of the Exchange Act. With respect to Participants subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or any action by the Committee or its delegate fails to so comply, such provision or action will, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with Rule 16b-3, provided; however, that if such provision or action cannot be amended to effect such compliance, such provision or action will be deemed null and void, to the extent permitted by law and deemed advisable by the relevant authority. Each Award to a Participant subject to Section 16 of the Exchange Act under this Plan will be deemed issued subject to the foregoing qualification. Further, except as otherwise specifically provided in an Award Notice or Determinations, Awards under this Plan are generally intended to be exempt from Section 409A of the Code and the Plan will be interpreted accordingly.

ARTICLE V

ELIGIBILITY

Under the Plan: (i) Awards may be made to such Associates, including officers and Associate Directors of the Company, as the Committee may determine; and (ii) Equity Awards will be made pursuant to Article X below to individuals who serve as Non-Associate Directors of the Company (including any former Associate Participant). In determining the Associate Participants who are to receive Awards and the number of shares covered by any Equity Award, the Committee may take into account the nature of the services rendered by the Associate Participants, their contributions to the Company’s success, their position levels and salaries, and such other factors as the Committee, in its discretion, may consider relevant in light of the purposes of the Plan.

ARTICLE VI

STOCK OPTIONS AND

STOCK APPRECIATION RIGHTS

6.1    Terms and Conditions of Stock Options. The Committee may grant Stock Options alone or in addition to other Awards granted under this Plan to any Associate Participant. The Committee will determine (i) whether each Stock Option will be granted as an Incentive Stock Option or a Non-Qualified Stock Option, and (ii) the provisions, terms and conditions of each Stock Option including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Stock Option, the exercise price of the Stock Option, the period during which the Stock Option may be exercised, repurchase provisions, forfeiture provisions, methods for payment of the exercise price of the Stock Option, acceleration of vesting, if any, in connection with certain termination events, and all other terms and conditions of the Stock Option, subject to the following:

(a)

Form of Stock Option Grant. Each Stock Option granted under the Plan will be evidenced by an Award Notice (which need not be the same for each recipient of a Stock Option Award) that is not inconsistent with the Plan, including any provisions that may be necessary to assure that any Stock Option that is intended to be an Incentive Stock Option will comply with section 422 of the Code. The Award Notice evidencing the Stock Option grant will be delivered to the recipient with a copy of the Plan, and other relevant Stock Option documents, within a reasonable time after the Date of Grant.

(b)

Exercise Period. Unless a shorter period is otherwise provided in an Award Notice, each Stock Option will expire and all rights to purchase shares of Common Stock thereunder will cease ten years after the Date of Grant.

2020 Proxy Statement	A-7

Annex A - 2020 Long-Term Incentive Plan

(c)

Exercise Price and Terms. The exercise price of a Stock Option will be not less than 100% of the Fair Market Value of a share of the Common Stock on the Date of Grant of the Stock Option and during its term the Stock Option will be exercisable only on the event or events determined by the Committee and set forth in the Award Notice.

(d)

Limitations on Incentive Stock Options. The aggregate Fair Market Value (determined as of the Date of Grant of a Stock Option) of Common Stock that any Associate is first eligible to purchase during any calendar year by exercise of Incentive Stock Options granted under the Plan and by exercise of incentive stock options (within the meaning of section 422 of the Code) granted under any other incentive stock option plan of the Company or a Subsidiary will not exceed $100,000. If the Fair Market Value of stock with respect to which all incentive stock options described in the preceding sentence held by any one Participant are exercisable for the first time by such Participant during any calendar year exceeds $100,000, the Stock Options that are intended to be Incentive Stock Options on the Date of Grant thereof for the first $100,000 worth of shares of Common Stock to become exercisable in such year will be considered to constitute incentive stock options within the meaning of section 422 of the Code and the Stock Options that are intended to be Incentive Stock Options on the Date of Grant thereof for the shares of Common Stock in the amount in excess of $100,000 that become exercisable in that calendar year will be treated as Non-Qualified Stock Options. If an Incentive Stock Option is granted to an Associate that owns more than 10% of the total combined voting power of all classes of stock of the Company (i) the exercise price of the Incentive Stock Option will not be less than 110% of the Fair Market Value of a share of the Common Stock on the Date of Grant of the Incentive Stock Option, and (ii) the Incentive Stock Option will expire and all rights to purchase shares of Common Stock thereunder will cease at the time period specified in the grant or award agreement after the Date of Grant. If the Code or the Treasury regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different rules and/or limits governing Incentive Stock Options than those described in this Section 6.1(d), such different rules and/or limit will be incorporated herein and will apply to any Incentive Stock Options granted after the effective date of such amendment.

(e)

Dividend and Dividend Equivalents. No grant of a Stock Option may provide for dividends, dividend equivalents, or other similar distributions to be paid in connection with the exercise of the Stock Option.

(f)

Extension of the Term of a Stock Option. Notwithstanding any other provision of this Plan to the contrary, if, by its terms, a Stock Option, other than an Incentive Stock Option, would expire when trading in shares of Common Stock is otherwise prohibited by law or by the Company’s insider trading policy, as such may be amended from time to time, the term of the Stock Option will be automatically extended until the close of trading on the 30th Trading Date following the expiration of any such prohibition.

(g)

Vesting Period. The Committee will determine the types of Stock Options made and any terms and conditions relating to the Stock Options as it considers appropriate, including any vesting conditions necessary to comply with the laws of the State of Delaware. Notwithstanding the foregoing, no portion of a Stock Option may be scheduled to vest in less than one year from the date of grant, provided; however, that up to five percent (5%) of the shares available for award under Section 3.1 may be granted as Equity Awards that vest in whole in less than one year in connection with limited situations such as new hires, Retirements, and similar situations.

6.2    Exercise of Stock Options.

(a)

Notice. Stock Options may be exercised only by delivery to the Company, or its designee, of notice, in such form as is permitted by the Committee or its designee, stating the number of shares of Common Stock being purchased, the method of payment, and such other matters as may be considered appropriate by the Company in connection with the issuance of shares of Common Stock upon exercise of the Stock Option,

A-8	2020 Proxy Statement

Annex A - 2020 Long-Term Incentive Plan

together with payment in full of the exercise price for the number of shares of Common Stock being purchased. The effective date of exercise of a Stock Option (which in no event, may be beyond the expiration date of the Stock Option) will be, unless otherwise provided in Determinations adopted by the Committee:

(i)

in connection with a sell order for the underlying stock that is a “Sell-to-Cover Order,” a “Same-Day-Sale Exercise Order,” a Limit Order, a “Good-til” Cancelled Order or the like, the date on which such sell order is actually executed.

(ii)

in connection with an “Exercise and Hold” (cash exercise) transaction, the date the requisite funds are received by the Company at its home office in Plano, Texas or such other location as the Company may designate, or by a third party duly designated by the Company at the offices of such third party, in the manner determined by the Chief Executive Officer or the Chief Talent Officer, or their respective successors by title or office.

Provided, however, that if the date of exercise, as otherwise determined pursuant to this Section 6.2(a), including any Determinations adopted by the Committee, is not a Trading Date, the date of exercise will be deemed to be the next Trading Date. Further, if an exercise instruction is received after the close of the NYSE on a particular day, it will be deemed received as of the opening of the next Trading Date. If a Stock Option is granted in tandem with any other Equity Award, there will be surrendered and cancelled from the related Equity Award at the time of exercise of the Stock Option, in lieu of exercise pursuant to the related Equity Award, that number of shares of Common Stock as equals the number of shares of Common Stock as to which the tandem Stock Option will have been exercised.

(b)

Early Exercise. An Award Notice may, but need not, include a provision that permits the Participant to elect at any time while an Associate, to exercise all or any part of the Stock Option before full vesting of the Stock Option, subject to the provisions of Section 6.1(g). Any unvested shares of Common Stock received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Subsidiary or to any other restriction the Committee determines to be appropriate.

(c)

Payment. Payment equal to the aggregate exercise price for the shares subject to a Stock Option and for which notice of exercise has been provided by an Associate Participant, including an Associate Participant that has terminated Employment, to the Company, along with any applicable withholding taxes as described in Section 12.11, will be tendered in full, with the notice of exercise, in cash (by check) or, unless otherwise prohibited in a specific Award Notice or by law or applicable regulation, by:

(i)

the actual or constructive transfer to the Company of nonforfeitable, non-restricted shares of Common Stock that have been owned by the Participant for more than six months, or such shorter time as may be permitted by applicable law, prior to the date of exercise;

(ii)

using the net proceeds (after paying all selling fees) from the sale of some (the “Sell-to-Cover Exercise Method”) or all (the “Same-Day-Sale Exercise Method”), of the shares of Common Stock received on the exercise of the Stock Option, or from any arrangement pursuant to which an Associate Participant, including those Associate Participants who have terminated Employment, irrevocably instructs a broker-dealer to sell a sufficient portion of such shares to pay the exercise price and any withholding obligation, as described in Section 12.11, and related fees thereon and deliver the sale proceeds directly to the Company. The value of the shares of Common Stock used in payment of the exercise price under the Sell-to-Cover Exercise Method or the Same-Day-Sale Exercise Method will be the price at which the Common Stock was sold by the broker-dealer functioning under the Sell-to-Cover Exercise Method or the Same-Day-Sale Exercise Method on the effective date of exercise as described in Section 6.2(a). The amount of the proceeds to be delivered to the Company by the broker-dealer functioning under the Sell-to-Cover Exercise Method or the Same-Day-Sale Exercise Method will be credited to the Common

2020 Proxy Statement	A-9

Annex A - 2020 Long-Term Incentive Plan

Stock account of the Company as consideration for the shares of Common Stock to be issued in accordance with the Sell-to-Cover Exercise or the Same-Day-Sale Exercise Method;

(iii)

by surrender for cancellation of shares of Common Stock at the Fair Market Value per share at the time of exercise under a “net exercise” arrangement; provided, however, that use of a “net exercise” arrangement cannot result in the Stock Option being settled either in whole or in part for cash payable to the Associate Participant;

(iv)	in accordance with such other procedures or in such other forms as the Committee will from time to time determine; or

(vi)	any combination of the above.

On payment of all amounts due from the Participant, the Company will cause certificates for the Common Stock then being purchased to be delivered as directed by the Associate Participant (or the person exercising the Associate Participant’s Stock Option in the event of his death) at its principal business office promptly after the Exercise Date. If the Associate Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock will, however, be subject to the condition that if at any time the Committee will determine in its discretion that the listing, registration or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Committee.

6.3    Acquisitions and Other Transactions. The Committee may, from time to time, assume outstanding options or stock appreciation rights granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting a Stock Option or Stock Appreciation Right, as applicable, under the Plan in replacement of or in substitution for the option or stock appreciation right assumed by the Company, or (ii) treating the assumed option or stock appreciation right as if it had been granted under the Plan if the terms of such assumed option could be applied to a Stock Option or Stock Appreciation Right, as applicable, granted under the Plan. Such assumption will be permissible if the holder of the assumed option would have been eligible to be granted a Stock Option or Stock Appreciation right, as applicable, hereunder if the other entity had applied the rules of this Plan to such grant. The Committee also may grant Stock Options or Stock Appreciation Rights under the Plan in settlement of or substitution for outstanding options or stock appreciation rights, or obligations to grant future options in connection with the Company’s or a Subsidiary’s acquiring another entity, an interest in another entity or an additional interest in a Subsidiary whether by merger, stock purchase, asset purchase or other form of transaction. Notwithstanding the foregoing provisions of Sections 6.1 or 6.4(c), in the case of a Stock Option or Stock Appreciation Right issued or assumed pursuant to this Section 6.1(e), the exercise price for the Stock Option or Stock Appreciation Right will be determined in accordance with the principles of Sections 424(a) and 409A of the Code, and the Treasury regulations promulgated thereunder.

Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under

A-10	2020 Proxy Statement

Annex A - 2020 Long-Term Incentive Plan

the Plan and shall not reduce the shares authorized for grant under the Plan (and shares subject to such Awards shall not be added to the shares available for Awards under the Plan); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Associates or Directors prior to such acquisition or combination.

6.4    Terms and Conditions of Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights alone or in tandem with other Awards granted under this Plan to any Associate. The Committee will determine the provisions, terms and conditions of each Stock Appreciation Right including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Stock Appreciation Right, the exercise price of the Stock Appreciation Right, the period during which the Stock Appreciation Right may be exercised, repurchase provisions, forfeiture provisions, acceleration of vesting, if any, in connection with certain termination events, and all other terms and conditions of the Stock Appreciation Right, subject to the following:

(a)

Form of Stock Appreciation Right. Each Stock Appreciation Right granted under the Plan will be evidenced by an Award Notice (which need not be the same for each recipient of a Stock Appreciation Right) that is not inconsistent with the Plan. The award Notice evidencing the Stock Appreciation Right grant will be delivered to the recipient with a copy of the Plan, and other relevant Stock Appreciation Right documents, within a reasonable time after the Date of Grant.

(b)	Exercise Period. Unless a shorter period is otherwise provided in an Award Notice, each Stock Appreciation Right will expire and all rights thereunder will cease ten years after the Date of Grant.

(c)

Exercise Price and Terms. The exercise price of a Stock Appreciation Right will be not less than 100% of the Fair Market Value of a share of the Common Stock on the Date of Grant of the Stock Appreciation Right and during its term the Stock Appreciation Right will be exercisable only on the events determined by the Committee and set forth in the Award Notice.

(d)

Dividend and Dividend Equivalents. No grant of a Stock Appreciation Right may provide for dividends, dividend equivalents, or other similar distributions to be paid in connection with the exercise of the Stock Appreciation Right.

(e)

Exercise. The grant of the Stock Appreciation Right will provide that the holder will be paid for the value of the Stock Appreciation Right in shares of Common Stock or, at the discretion of the Committee or is designee, cash. In the event of the exercise of a Stock Appreciation Right, the holder of the Stock Appreciation Right will receive that number of shares of Common Stock, or, at the discretion of the Committee or is designee, cash equal to the value of such shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) either (A) in the case of a Stock Appreciation Right issued in tandem with a Stock Option, the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the exercise price per share of the related Stock Option, or (B) in the case of a stand-alone Stock Appreciation Right, the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the Date of Grant of the Stock Appreciation Right by (ii) the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised. Notwithstanding the foregoing, the Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a Stock Appreciation Right, but any such limitation will be specified at the time that the Stock Appreciation Right is granted and stated in the Award Notice.

(f)

Tandem Stock Appreciation Rights. A Stock Appreciation Right granted in tandem with an Incentive Stock Option (i) may be exercised at, and only at, the times and to the extent the related Incentive Stock Option is exercisable, (ii) will expire upon the termination or expiration of the related Incentive Stock Option, (iii) may

2020 Proxy Statement	A-11

Annex A - 2020 Long-Term Incentive Plan

not result in a Participant realizing more than 100% of the difference between the exercise price of the related Incentive Stock Option and the Fair Market Value of the shares of Common Stock subject to the related Incentive Stock Option at the time the Stock Appreciation Right is exercised, and (iv) may be exercised at, and only at, such times as the Fair Market Value of the shares of Common Stock subject to the related Incentive Stock Option exceeds the exercise price of the related Incentive Stock Option. A Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option will be exercisable as provided by the Committee and will have such other terms and conditions as the Committee may determine. A Stock Appreciation Right may be transferred at, and only at, the times and to the extent the related Stock Option is transferable. If a Stock Appreciation Right is granted in tandem with any other Equity Award, there will be surrendered and cancelled from the related Equity Award at the time of exercise of the Stock Appreciation Right, in lieu of exercise pursuant to the related Equity Award, that number of shares of Common Stock as will equal the number of shares of Common Stock as to which the tandem Stock Appreciation Right will have been exercised.

(g)

Certain Limitations on Non-Tandem Stock Appreciation Rights. A stand-alone Stock Appreciation Right will be exercisable as provided by the Committee and will have such other terms and conditions as the Committee may determine at the time of grant and include in the Award Notice. A stand-alone Stock Appreciation Right is subject to such acceleration of vesting rights as the Committee may determine and is subject to provisions of Section 6.5 of this Plan with respect to any exercise rights an Associate Participant may have following a termination of Employment.

(h)

Limited Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights which will become exercisable only upon the occurrence of such events as the Committee may designate at the time of grant and include in the Award Notice. Such a Stock Appreciation Right may be issued either as a stand-alone Stock Appreciation Right or in tandem with a Stock Option.

(i)

Method of Exercise. Subject to the conditions of this Section 6.3 and such administrative regulations as the Committee may from time to time adopt, a Stock Appreciation Right may be exercised only by delivery to the Company, or its designee, of notice, in such form as is permitted by the Committee or its designee, stating the number of shares of Common Stock with respect to which the Stock Appreciation Right is to be exercised. Unless otherwise provided in Determinations adopted by the Committee, the effective date of exercise of a Stock Appreciation Right will be the date of receipt of the written notice by the Company at its home office in Plano, Texas or such other location as the Company may designate, or by a third party duly designated by the Company, in the manner determined by the Company or its designee. If the date of receipt of written notice of exercise is not a Trading Date, the date of exercise will be deemed to be the next Trading Date. Further, if notice of exercise is received after the close of the NYSE on a particular day it will be deemed received as of the opening of the next Trading Date.

(j)

Extension of the Term of a Stock Appreciation Right. Notwithstanding any other provision of this Plan to the contrary, if, by its terms, a Stock Appreciation Right would expire when trading in shares of Common Stock is otherwise prohibited by law or by the Company’s insider trading policy, as such may be amended from time to time, the term of the Stock Appreciation Right will be automatically extended until the close of trading on the 30th Trading Date following the expiration of any such prohibition.

(k)

Award Vesting Limitations. The Committee will determine the types of Stock Appreciation Rights made and any terms and conditions relating to the Stock Appreciation Rights as it considers appropriate, including any vesting conditions necessary to comply with the laws of the State of Delaware. Notwithstanding the foregoing, no portion of a Stock Appreciation Right may be scheduled to vest in less than one year from the date of grant, provided; however, that up to five percent (5%) of the shares available for award under Section 3.1 may be granted as Equity Awards that vest in whole in less than one year in connection with limited situations such as new hires, Retirements, and similar situations.

A-12	2020 Proxy Statement

Annex A - 2020 Long-Term Incentive Plan

6.5    Exercise of a Stock Option or a Stock Appreciation Right Following Termination of Employment. Unless (i) otherwise modified pursuant to Determinations adopted by the Committee, or (ii) a more generous post-termination exercise period is otherwise provided with respect to a particular termination event listed in this Section 6.5 (A) in any written agreement between an Associate Participant and the Company or a Subsidiary that may at any time be in effect, or (B) in the absence of an agreement between an Associate Participant and the Company or a Subsidiary (as determined by the Committee, or its designee) that may at any time be in effect, in an Award Notice, a participant will have the right to exercise a Stock Option or a Stock Appreciation Right following a termination of Employment as follows:

(a)

Termination of Employment with Cause. If the Associate Participant’s Employment with the Company is terminated for Cause, then, notwithstanding any other provision of this Section 6.4(a), all Stock Options or Stock Appreciation Rights granted to the Associate Participant, whether vested, exercisable or otherwise, will immediately expire, terminate, or be forfeited and cancelled as of the effective date of the Associate Participant’s termination of Employment.

(b)

Voluntary Termination of Employment and Termination of Employment Without Cause. If an Associate Participant voluntarily terminates employment with the Company, or the Associate Participant’s Employment with the Company is terminated involuntarily without Cause, and the termination of the Associate Participant’s Employment would not otherwise qualify as a Retirement, any vested but unexercised Stock Options or Stock Appreciation Rights will continue to be exercisable as set forth in the applicable Award Notice. Any Stock Options or Stock Appreciation Rights that are not vested or exercisable on the effective date of the Associate Participant’s termination of Employment other than for Cause, will immediately expire, terminate, or be forfeited and cancelled as of the effective date of the Associate Participant’s termination of Employment.

Notwithstanding the foregoing, if an Associate Participant’s employment terminates due to an involuntary termination of employment without cause and (i) the Associate Participant is a party to any form of executive termination pay agreement between the Associate and the Employer that does not provide for any period following a termination of employment in which the Associate Participant may exercise any vested but unexercised Stock Option, and (ii) the termination of the Associate Participant’s Employment would not otherwise qualify as a Retirement, or a termination as a result of a unit closing, job restructuring, position elimination, reduction in force, or mutual consent as determined by the Committee, or its designee, and as defined in the Company’s then existing and effective Separation Pay Plan, any vested but unexercised Stock Options or Stock Appreciation Rights will continue to be exercisable as set forth in the applicable Award Notice.

(c)

Termination of Employment as a Result of Disability or Retirement. If the Associate Participant’s Employment with the Company is terminated as a result of the Associate Participant’s Disability or Retirement, any vested, but unexercised Stock Options or Stock Appreciation Rights will continue to be exercisable through the earlier of (i) five (5) years following the effective date of such termination of the Associate Participant’s Employment, and (ii) the Award’s original expiration or termination date. Any Stock Options or Stock Appreciation Rights that are not vested or exercisable on the effective date of the Associate Participant’s termination of Employment as result of the Associate Participant’s Disability or Retirement will immediately expire, terminate, or be forfeited and cancelled as of the effective date of the Associate Participant’s termination of Employment.

(d)

Termination of Employment as a Result of Death. If the Associate Participant’s Employment with the Company is terminated as a result of the Associate Participant’s death, any vested, but unexercised Stock Options or Stock Appreciation Rights will continue to be exercisable by the Associate Participant’s Beneficiary through the earlier of (i) five (5) years following the effective date of such termination of the Associate Participant’s Employment, and (ii) the Award’s original expiration or termination date. Any Stock

2020 Proxy Statement	A-13

Annex A - 2020 Long-Term Incentive Plan

Options or Stock Appreciation Rights that are not vested or exercisable on the effective date of the Associate Participant’s termination of Employment as result of the Associate Participant’s death will immediately expire, terminate, or be forfeited and cancelled as of the effective date of the Associate Participant’s termination of Employment.

(e)

Termination of Employment as a Result of a Unit Closing, Job Restructuring, Job Elimination, Reduction in Force, or Mutual Consent. If the Associate Participant’s Employment with the Company is terminated (i) as a result of unit closing, job restructuring, position elimination, reduction in force, or mutual consent as determined by the Committee, or its designee, and as defined in the Company’s then existing and effective Separation Pay Plan, and (ii) the termination of the Associate Participant’s Employment would not otherwise qualify as a Retirement, any vested but unexercised Stock Options or Stock Appreciation Rights will continue to be exercisable through the earlier of (x) twelve (12) months following the effective date of the termination of the Associate Participant’s Employment, and (y) the Award’s original expiration or termination date. Any Stock Options or Stock Appreciation Rights that are not vested or exercisable on the effective date of the Associate Participant’s termination of Employment as result of a unit closing, job restructuring or reduction in force will immediately expire, terminate, or be forfeited and cancelled as of the effective date of the Associate Participant’s termination of Employment.

6.6    Committee Discretion. Notwithstanding anything to the contrary contained in this Article VI, the Committee or its designee may, at or after the date of grant, accelerate or waive any conditions to the exercisability of any Stock Option or Stock Appreciation Right granted under the Plan, and may permit all or any portion of any Stock Option or Stock Appreciation Right to be exercised following a Participant’s termination of employment for any reason on such terms and subject to such conditions as the Committee or its designee may determine for a period up to and including, but not beyond, the Award’s original expiration or termination date.

ARTICLE VII

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1    In General. The Committee may grant a Stock Award (including any associated dividend equivalent right or share unit equal in value to such Stock Award) to Associate Participants on such terms and conditions as the Committee may determine.

7.2    Terms and Conditions. The Committee will determine the types of Stock Awards made, the number of shares, share units, or dividend equivalent rights covered by such awards, and any other terms and conditions relating to the Stock Awards as it considers appropriate, including any vesting conditions necessary to comply with the laws of the State of Delaware. Notwithstanding the foregoing, no portion of a Stock Award may be scheduled to vest in less than one year from the date of grant, provided; however, that up to five percent (5%) of the shares available for award under Section 3.1 may be granted as Equity Awards that vest in whole in less than one year in connection with limited situations such as new hires, Retirement, and similar situations.

7.3    Restricted Stock Terms and Conditions. Restricted Stock will, at the Company’s discretion, be represented (i) by a stock certificate registered in the name of the Associate Participant granted such Restricted Stock, or (ii) in any acceptable uncertificated form via book entry. Such Associate Participant will have the right to enjoy all stockholder rights during the any applicable restriction period except that:

(a)	The Participant will not be entitled to delivery of the stock certificate until the Restriction Period will have expired.

(b)

The Company may either issue shares subject to such restrictive legends and/or stop-transfer instructions as it considers appropriate or provide for retention of custody of the Common Stock during the Restriction Period.

A-14	2020 Proxy Statement

Annex A - 2020 Long-Term Incentive Plan

(c)	Subject to Section 12.10, the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock during the Restriction Period.

(d)	A breach of the terms and conditions established by the Committee with respect to the Restricted Stock will cause a forfeiture of the Restricted Stock.

(e)

Subject to Section 8.8, dividends payable in cash or in shares of stock or otherwise shall be withheld by the Company for the Participant’s account. At the discretion of the Committee, interest may be paid on the amount of cash dividends withheld, including cash dividends on stock dividends, at a rate and subject to such terms as determined by the Committee. However, any such interest, dividends, or dividend equivalent payment shall only be made on vested awards.

Provided, however, in lieu of the foregoing, the Committee may provide that no shares of Common Stock be issued until the Restriction Period is over and further provide that the shares of Common Stock issued after the Restriction Period has been completed, be issued in escrow and/or be legended and that the Common Stock be subject to restrictions including the forfeiture of all or a part of the shares.

7.4    Payment for Restricted Stock. A Participant will not be required to make any payment for Restricted Stock unless the Committee so requires.

7.5    Forfeiture Provisions. Subject to Section 6.5, in the event a Participant terminates Employment during a Restriction Period for the Participant’s Restricted Stock or Restricted Stock Units, such Awards to the extent not otherwise vested will be forfeited; provided, however, that the Committee may provide for proration or full payout in the event of (a) death, (b) Disability, or (c) Retirement. Any Restricted Stock Unit that is not, in all cases, due and payable not later than the 15th day of the third month following the calendar year, or if later, the Company’s fiscal year, in which the Restricted Stock Unit ceases to be subject to a “substantial risk of forfeiture” within the meaning Section 409A of the Code, will be designed to comply with the requirements of section 409A of the Code.

ARTICLE VIII

PERFORMANCE AWARDS

8.1    In General. An Award granted under the Plan may be in the form of a Performance Award.

8.2    Establishment of Performance Goals. Performance Goals applicable to a Performance Award will be established by the Committee on or before the Date of Grant and not more than a reasonable period of time after the beginning of the relevant Performance Period. Such Performance Goals may include or be based upon any one or more Performance Measures. Performance Goals may be based on the Company’s consolidated results or the results of any segment or other subset of the Company’s business, and may be calculated in accordance with generally accepted accounting principles or any other management accounting principle. The Committee, or its designee, may establish any special adjustments that will be applied in calculating whether the Performance Measure has been met including, but not limited to, taking into consideration the effect of any restructurings, discontinued operations, extraordinary items, unusual, infrequently occurring, or non-recurring events, accounting changes, divestitures, or acquisitions, changes in tax or accounting principles, foreign exchange gains and losses, a change in the fiscal year of the Company, or any event either not directly related to the operations of the Company or any Subsidiary, division, business segment or business unit or not within the reasonable control of management. At any time prior to distribution of a Performance Award, the Committee may modify the Performance Goals applicable to such Performance Award if it determines that unforeseen events have occurred which have had a substantial effect on the Performance Goals and such unforeseen events would otherwise make application of the original Performance Goals unfair.

2020 Proxy Statement	A-15

Annex A - 2020 Long-Term Incentive Plan

8.3    Levels of Performance Required to Earn Performance Awards. At or about the same time that Performance Goals are established for a Performance Period applicable to a Performance Award, the Committee will in its absolute discretion establish the percentage of the Performance Award granted for such Performance Period which will be earned by the Associate Participant for various levels of performance measured in relation to achievement of Performance Goal for such Performance Period.

8.4    Other Restrictions. The Committee will determine any other terms and conditions applicable to any Performance Award, including any vesting conditions or restrictions on the delivery of Common Stock payable in connection with the Performance Award and restrictions that could result in the future forfeiture of all or part of any Common Stock earned. The Committee may provide that shares of Common Stock issued in connection with a Performance Award be held in escrow and/or legended. A Performance Award, other than a restricted Equity Award, may not vest, or be deemed to be earned, in less than one year from the date of grant. A Performance Award to be paid out as a restricted Equity Award may not have a vesting period of less than one year; provided; however, that up to five percent (5%) of the shares available for award under Section 3.1 may be granted as Equity Awards that vest in whole in less than one year in connection with limited situations such as new hires, Retirements, and similar situations.

8.5    Notification to Associate Participants. Promptly after the Committee has established or modified the Performance Goal with respect to a Performance Award, the Associate Participant will be provided with a written Award Notice that will include the terms of the Performance Award including the Performance Goal so established or modified.

8.6    Measurement of Performance Against Performance Goals. The Committee will, as soon as practicable after the close of a Performance Period, determine:

(a)	the extent to which the Performance Goals for such Performance Period have been achieved; and

(b)	the percentage of the Performance Awards earned as a result.

Notwithstanding the foregoing, if and to the extent the applicable Award Notice permits, the Committee may, in its sole discretion, reduce the percentage of any Performance Award otherwise determined for a Performance Period, and such reduced percentage will be the amount earned by the Associate Participant. All determinations of the Committee will be absolute and final as to the facts and conclusions therein made and are binding on all parties. As promptly as practicable after the Committee has made the foregoing determination, each Associate Participant who has earned Performance Award will be notified thereof. For all purposes of this Plan, notice will be deemed to have been given the date action is taken by the Committee making the determination. Subject to Section 12.10, an Associate Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of all or any portion of a Performance Awards during the Performance Period.

8.7    Treatment of Performance Awards Earned. Upon the Committee’s determination that a percentage of any Performance Award has been earned for a Performance Period, Associate Participants to whom such earned Performance Award has been granted and who have been (or were) in the employ of the Company or a Subsidiary thereof continuously from the Date of Grant, will be entitled, subject to the other conditions of this Plan, to payment in accordance with the terms and conditions of their Performance Awards as set forth the Award Notice. Such terms and conditions may permit or require the payment of any applicable withholding taxes pursuant to Section 12.11. Subject to Section 8.9, Performance Awards will under no circumstances become earned or have any value whatsoever for any Associate Participant who is not in the employ of the Company or its Subsidiaries continuously during the entire Performance Period for which such Performance Award was granted.

A-16	2020 Proxy Statement

Annex A - 2020 Long-Term Incentive Plan

8.8    Distribution. Distributions payable pursuant to Section 8.7 will be made, subject to Section 12.11, as soon as practicable after the Committee determines the Performance Goal has been achieved, but in no event more than 2 1⁄2 months after the end of the fiscal year in which the Performance Period applicable to the Performance Award ends. Any dividend equivalents credited in connection with a Performance Award will be subject to the same restrictions and risk of forfeiture as the Performance Award to which the dividend equivalents relate.

8.9    Non-Disqualifying Termination of Employment. The only exceptions to the requirement of continuous Employment during a Performance Period for distribution of an amount earned under a Performance Award are termination of an Associate Participant’s Employment by reason of death (in which event the Performance Award may be transferable by will or the laws of descent and distribution only to such Participant’s Beneficiary designated to receive the Performance Award or to the Participant’s applicable legal representatives, heirs or legatees), Disability, Retirement, involuntary termination of Employment other than for Cause (including an involuntary termination of Employment as a result of a unit closing, job restructuring, position elimination or reduction in force as determined by the Committee or its designee and as defined in the Company’s then existing and effective Separation Pay Plan), and such other events as may be specified in Determinations adopted by the Committee. In such instance, a distribution of the Performance Award will be made pursuant to the terms of the Performance Award and included in the Award Notice. For the avoidance of doubt, any Termination of Employment in connection with a Change in Control shall be subject to the terms of Article IX.

8.10    Cash Incentive Awards. Performance Awards granted by the Committee under this Article VIII may take the form of Cash Incentive Awards. Cash Incentive Awards may be granted by the Committee to Associate Participants on such terms and conditions as the Committee may determine, but in all instances in compliance with the requirements of this Article VIII and section 409A of the Code or any exemptions therefrom. A Participant may not be granted a Cash Incentive Award in any one calendar year the value of which exceeds the product of $2,000,000 and the number of years in the applicable Performance Period.

ARTICLE IX

CHANGE IN CONTROL

9.1    Definitions. For purposes of this Article IX the following definitions will apply:

(a)

Change in Control. “Change in Control” will, unless modified pursuant to Determinations adopted by the Committee, generally have the meaning specified in Section 409A of the Code, and any regulations and guidance promulgated thereunder and will, subject to any additional requirements of Treasury Regulation section 1.409A-(3)(i)(5)(v), mean:

(i)

Change of Ownership. A Change of ownership occurs on the date that a person or persons acting as a group acquires ownership of stock of the Company that together with stock held by such person or group constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company.

(ii)	Change in Effective Control. Notwithstanding whether the Company has undergone a change of ownership as described in Section 9.1(a)(i), a change of effective control occurs:

(A)	when a person or persons acting as a group acquires within a 12-month period 30 percent or more of the total voting power of the stock of the Company, or

(B)	a majority of the Board is replaced within a 12-month period by directors whose appointment or election is not approved by a majority of the members of the Board before such appointment or election.

2020 Proxy Statement	A-17

Annex A - 2020 Long-Term Incentive Plan

A change in effective control also may occur in any transaction in which either of the two corporations involved in the transaction has a Change in Control event (i.e. multiple change in control events). For purposes of this Section 9.1(a)(ii), any acquisition by the Company of its own stock within a 12-month period, either through a transaction or series of transactions, that, immediately following such acquisition, results in the total voting power of a person or persons acting as a group to equal or exceed 30 percent of the total voting power of the stock of the Company will not constitute a change in effective control of the Company for purposes of this Section 9.1(a)(ii).

(iii)

Change in Ownership of a Substantial Portion of the Company’s Assets. Change in ownership of a substantial portion of the Company’s assets occurs when a person or persons acting as a group acquires assets that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all assets of the Company immediately prior to the acquisition. A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to –

(A)	A stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

(B)	An entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

(C)	A person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Company; or

(D)	An entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (iii).

Persons will not be considered to be acting as a group solely because they purchase assets of the Company at the same time, or as a result of the same public offering. Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Company.

(b)	Employment Termination. “Employment Termination” will be deemed to have occurred when an Associate Participant has a separation from service:

(i)	within two years following the effective date of a Change in Control because of an Involuntary Separation from Service other than for Cause; or

(ii)

where the basis for the Participant Associate’s Employment Termination is the occurrence of a Good Reason event described in Section 9.1(c), within two years of the initial existence of any condition that would constitute Good Reason and within two years following the effective date of a Change in Control.

An Employment Termination will not include a termination by reason of the Associate Participant’s death, Disability, Retirement termination of Employment other than a separation from service for Good Reason.

(c)

Good Reason. “Good Reason” means a condition resulting from any of the actions listed below taken by the Company or a Subsidiary, without the consent of the Associate Participant, directed at an Associate Participant:

(i)

a material decrease in the Participant’s salary or incentive compensation opportunity (the amount paid at target as a percentage of salary under the Management Incentive Compensation Program) as in effect immediately prior to the Change in Control, or

A-18	2020 Proxy Statement

Annex A - 2020 Long-Term Incentive Plan

(ii)	failure to pay the Participant a material portion of the Participant’s current base salary, or incentive compensation within seven days of its due date, or

(iii)	a material adverse change in the Participant’s reporting responsibilities, duties, or authority as compared with pre-Change in Control responsibilities, duties, or authority, or

(iv)

a material diminution in the authority, duties, or responsibilities of the supervisor to whom the Participant is required to report, including a requirement that a Participant report to a corporate officer or employee instead of reporting directly to the Board, or

(v)	a material diminution in the budget over which the Participant retains authority as compared to the pre-Change in Control budget, or

(vi)

the Service Recipient’s requiring the Participant to change the principal location at which the Participant must perform services to a location that is more than 50 miles from the location where the Participant performed such services immediately prior to the Change in Control, or

(vii)

discontinuance of any material paid time off policy, fringe benefit, welfare benefit, incentive compensation, equity compensation, or retirement plan (without substantially equivalent compensating remuneration or a plan or policy providing substantially similar benefits) in which the Participant participates or any action that materially reduces such Participant’s benefits or payments under such plans, as in effect immediately before the Change in Control, provided, that in either case such discontinuance or other action results in a material decrease in the Participant’s overall compensation.

provided, however, that the Associate Participant must provide notice to the Employer of the existence of any condition described above within 90 days of the initial existence of the condition, upon the notice of which the Employer will have 30 days during which it or a Service Recipient may remedy the condition. Any separation from service as a result of a Good Reason condition must occur within two years of the initial existence of the condition and of the Change in Control in order for benefits to be due hereunder. A separation from service for Good Reason will be treated as an Involuntary Separation from Service for purposes of the Plan.

(d)

Involuntary Separation from Service. “Involuntary Separation from Service” means separation from service due to the independent exercise of the unilateral authority of the Company or a Subsidiary, as applicable, to terminate the Associate Participant’s services, other than due to the Associate Participant’s implicit or explicit request, where the Associate Participant was willing and able to continue performing services, within the meaning of Code Section 409A and Treasury Regulation section 1.409A-1(n)(1) or any successor thereto.

9.2    Effect on Awards. In the event of a Change in Control, the Committee may, but shall not be obligated to, provide for the issuance by the acquiring or successor entity of substitute Awards or the assumption or replacement of all or any portion of any Awards. On an Employment Termination as defined in Section 9.1(b) in connection with a Change in Control as defined in Section 9.1(a), unless otherwise provided for in the Award Notice and subject to Section 12.7, an Associate Participant will have the right to exercise any and all Stock Options and Stock Appreciation Rights held by the Associate Participant, and all Stock Awards held by the Associate Participant that are not subject to Performance Goals will immediately vest and be deemed to have been earned and any Stock Awards held by the Associate Participant that are subject to Performance Goals will be deemed satisfied as if target performance was achieved and shall be settled in full in cash, shares or a combination thereof as provided for in the applicable Award Notice within thirty (30) days following Employment Termination (except to the extent that settlement of the Award must be made pursuant to its original schedule in order to comply with Code Section 409A); notwithstanding that the applicable performance period, service period,

2020 Proxy Statement	A-19

Annex A - 2020 Long-Term Incentive Plan

or other restrictions and conditions have not been completed or satisfied; provided, that, the duration of any exercise period following Employment Termination for a Stock Option or Stock Appreciation Right may not exceed the original exercise period; provided, further, that any vested Stock Awards that are Restricted Stock Units or vested Cash Incentive Awards, will be distributed no later than the deadline for distribution specified in Sections 7.5 and 8.8 above.

ARTICLE X

NON-ASSOCIATE DIRECTOR PARTICIPANT AWARDS

10.1    General Provisions. Subject to the terms and conditions of this Article X, each Director who is designated by the Board as a Non-Associate Director Participant on the date of grant will automatically be awarded an annual Equity Award in an amount and in such form as the Board determines and pursuant to such terms, conditions, and restrictions as the Board determines (the “Annual Equity Award”); provided, however, that the maximum aggregate grant date fair value, determined based on the Fair Market Value of the Common Stock, of an Annual Equity Award granted to a Non-Associate Director Participant as compensation for services as a Non-Associate Director during any fiscal year of the Company may not exceed $500,000. Such Annual Equity Awards will begin in May 2020 and continue through May 31, 2030, unless earlier terminated by the Board. The date of grant each Annual Equity Award will be the third full Trading Date following the later of: (i) the date on which the Annual Meeting of the Company’s stockholders, or any adjournment thereof, is held (“Annual Meeting”); and (ii) the date on which the Company’s earnings for the fiscal quarter immediately preceding such Annual Meeting date are released to the public. Also, Equity Awards in a pro rata amount of the Annual Equity Award for that year, based on the date of the Non-Associate Director’s election to the Board, will automatically be granted to each individual (other than a former Associate Participant) who is first elected a Non-Associate Director after May 22, 2020, on the third full Trading Date following the effective date of such election.

10.2    Non-Transferability. Subject to Section 12.10, a Non-Associate Director Participant may not transfer, sell, assign, pledge, or otherwise encumber or dispose of any shares of Common Stock received in connection with an Annual Equity Award prior to the time his or her service as a director expires or is terminated, other than by will or the laws of descent and distribution and any attempt to do so will be void. Notwithstanding the foregoing, a Non-Associate Director Participant may sell shares of Common Stock to cover applicable federal, state or local income taxes resulting from the vesting of such Common Stock.

10.3    Right to Tender, Exchange. Notwithstanding Section 10.2 above, a Non-Associate Director Participant (including for purposes of this paragraph a Non-Associate Director Participant’s guardian or legal representative) will have, with respect to any shares covered by an Annual Equity Award and any shares already received pursuant to an Annual Equity Award under this Plan, the right to: (i) tender or exchange any such shares in the event of the consummation of (A) any tender offer or exchange within the meaning of Section 14(d) of the Exchange Act, or (B) any plan of merger approved by the Board, in each case that constitutes a Change in Control; and (ii) sell or exercise any option, right, warrant, or similar property derived from or attributable to such shares after such option, right, warrant, or similar property becomes transferable or exercisable. If any shares covered by an Annual Equity Award are tendered or exchanged or any option, right, warrant, or similar property attributable thereto is sold, exercised, or redeemed for value, the cash and/or property received will be delivered to the Company (or its successor) and held subject to the restrictions of the Plan as if it were the stock itself.

10.4    Non-Associate Director Participant’s Termination. If a Non-Associate Director Participant’s service as a director of the Company terminates on account of any act of: (i) fraud or intentional misrepresentation; or (ii) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any subsidiary of the Company, such termination will be considered a “Non-Qualifying Termination.” All other terminations, including termination by reason of death, will be considered “Qualifying Terminations.” In the event of a Non-Qualifying Termination, all outstanding restricted Equity Awards made pursuant to this Section will be forfeited or canceled, as the case may be.

A-20	2020 Proxy Statement

Annex A - 2020 Long-Term Incentive Plan

10.5    Stock In Lieu of Cash. A Non-Associate Director Participant may also elect to receive Common Stock in lieu of the cash compensation payable for services rendered as a director, so long as such election is made in accordance with Section 16 of the Exchange Act and on such other terms and conditions as may be determined from time to time by the Board. Any such Common Stock issued to a Non-Associate Director Participant in lieu of cash compensation will automatically vest (become non-forfeitable and freely transferable) in the Non-Associate Director Participant on the date of issuance.

ARTICLE XI

AMENDMENT AND TERMINATION

No Award may be made under the Plan after May 31, 2030. The Board may terminate the Plan or make such amendments as it deems advisable, including, but not limited to, any amendments to conform to or reflect any change in any law, regulation, or ruling applicable to an Award or the Plan, provided, however, that the Board may not, without approval by affirmative vote of the holders of a majority of the outstanding stock of the Company having general voting power: (i) take any action which will increase the aggregate number of shares of Common Stock which may be issued under the Plan (except for adjustments pursuant to Section 3.2 and Section 12.7 of the Plan); (ii) decrease the grant or exercise price of any Award to less than fair market value of its underlying Common Stock on the date of grant; (iii) change the individual award limits found in Section 3.3 or any other maximum limit included in the Plan to comply with set forth in the Code; or (iv) change the separate limit for Incentive Stock Options set forth in Section 3.3; (v) change the class of Associate Participants eligible for Awards under Article V. Except as otherwise provided in or permitted by the Plan or by the terms, if any, of an Award under the Plan, no termination or amendment of the Plan or change in the terms of an outstanding Award may adversely affect the rights of the holder of any Award without the consent of the holder.

ARTICLE XII

MISCELLANEOUS PROVISIONS

12.1    Interpretive Matters. Whenever required by the context, pronouns and any variation thereof will be deemed to refer to the masculine the feminine or neuter, and the singular will include the plural, and vice versa. The term “include” or “including” does not denote or imply any limitation. The headings and captions herein are provided for reference and convenience only, will not be considered a part of this Plan, and will not be employed in the interpretation of this Plan.

12.2    Unfunded Plan. The Plan will be unfunded and the Company will not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Subsidiaries, the Committee, nor the Board will be deemed to be a trustee of any amounts to be paid under the Plan nor will anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Subsidiaries, and a Participant. To the extent any person has or acquires a right to receive a payment in connection with an Award under the Plan, this right will be no greater than the right of an unsecured general creditor of the Company.

12.3    No Right to Continued Employment. Neither the Plan nor any Award under the Plan will confer on a Participant any right with respect to continuation of the Participant’s employment with the Company or any Subsidiary nor will the Plan or an Award interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

12.4    No Effect on Retirement and Other Benefit Plans. Except as may otherwise be specifically stated under any employee benefit plan, policy, or program, no amount payable in respect of any Award will be treated as compensation for purposes of calculating a Participant’s right under any such plan, policy, or program. The Plan is not a “welfare plan” or “pension plan” under the Employee Retirement Income Security Act of 1974, as amended.

2020 Proxy Statement	A-21

Annex A - 2020 Long-Term Incentive Plan

12.5    Stockholder Rights. A Participant (including for purposes of this Section, a Participant’s legatee, distributee, guardian, legal representative, or other third party, as the Committee may determine) will have no stockholder rights with respect to any shares of Common Stock subject to an Equity Award until such shares of Common Stock are issued to the Participant. Shares of Common Stock will be deemed issued on the date on which they are issued in the Participant’s (as this term is defined in the preceding sentence) name.

12.6    Indemnification. Each person who is or will have been a member of the Board or of the Committee and any designee of the Board or Committee will be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed on or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made party or in which he may be involved by reason of any determination, interpretation, action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he will give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification will not be exclusive and will be independent of any other rights of indemnification to which such persons may be entitled under the Company’s certificate of incorporation, bylaws, by contract, as a matter of law, or otherwise.

12.7    Adjustments in Capitalization. In the event of any change in the value or number of shares of Common Stock outstanding, or the assumption and conversion of outstanding Awards, by reason of any stock dividend, stock split, dividend or distribution, whether in cash, shares or other property (other than a normal cash dividend), recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the Committee or its designee will make changes to the Plan and Awards in an equitable and appropriate, manner including, but not limited to: (1) the exercise price under each unexercised Stock Option; (2) the exercise price under each unexercised Stock Appreciation Right; and (3) the number, type, character, and class of shares which may be issued on exercise of Stock Options and Stock Appreciation Rights granted and for Stock Awards, including restricted stock units, and any remaining shares reserved under the Plan. Any such adjustment with respect to each Stock Option or Stock Appreciation Right will be consistent with the requirements applicable to exempt stock rights under Treasury Regulations section 1.409A-1(b)(5) or its successor. Any adjustment with respect to Incentive Stock Options will also conform to the requirements of Section 422 of the Code. Any adjustment will also include the limits under the Plan established for purposes of section 162(m) of the Code and with respect to Awards of Incentive Stock Options,

12.8    Prohibition on Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Common Shares, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities, or similar transaction(s)), the Company may not (a) amend the terms of outstanding Stock Options or Stock Appreciation Rights to reduce the exercise price of such outstanding Stock Options or Stock Appreciation Rights; (b) cancel outstanding Stock Options or Stock Appreciation Rights in exchange for Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Options or Stock Appreciation Rights; (c) cancel outstanding Stock Options or Stock Appreciation Rights with an exercise price above the current stock price in exchange for cash or other Awards or securities; or (d) take any other action with respect to a Stock Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal national securities exchange on which the shares of Common Stock are listed without the prior approval of the Company’s stockholders.

12.9    Compliance with Applicable Legal Requirements. Notwithstanding anything contained herein to the contrary, the Company will not be required to sell or issue shares of Common Stock in connection with any Award if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system

A-22	2020 Proxy Statement

Annex A - 2020 Long-Term Incentive Plan

or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act); and, as a condition of any sale or issuance of shares of Common Stock under an Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, will be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

12.10    Transferability. No unearned Stock Awards or vested or unvested Stock Options or Stock Appreciation Rights, and no shares of Common Stock that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, pledged, or transferred other than by will or the laws of descent and distribution and any attempt to do so will be void. No Stock Option or Stock Appreciation Right will be exercisable during an Associate Participant’s lifetime except by the Associate Participant or the Associate Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or stockholders or (iv) for charitable donations; provided that any such assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall, to the extent necessary, execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.11    Withholding Taxes. All distributions under the Plan will be subject to any required withholding taxes and other withholdings and, all tax withholdings will be governed by the Code and any applicable state laws and any rules and regulations adopted thereunder and, in the case of Participants who are subject to Section 16 of the Exchange Act, any restrictions set forth in Section 16 of the Exchange Act. In case of distributions in Common Stock, the Participant or other recipient may, as a condition precedent to the delivery of Common Stock, be required to pay to his/her participating employer the excess, if any, of the total withholding obligation with respect to any federal, state, and local tax obligations, including FICA and Medicare over the actual amount withheld, which will be limited to the minimum statutory withholding or such other rate that will not cause adverse accounting consequences and is permitted under applicable Internal Revenue Service withholding rules, if any, from any distributions under the Plan. All or a portion of such payment may, in the discretion of the Committee or its designee and upon the election of the Participant, be made (a) in cash, (b) by withholding from shares of Common Stock that would otherwise be delivered to the Participant a number of shares of Common Stock sufficient to satisfy all or a portion of the minimum statutory tax withholding obligation, (c) by tendering (either actually or by attestation) owned and unencumbered shares of Common Stock acceptable to the Committee and having a Fair Market Value on the date of tender equal to or less than the remaining required tax withholding. Notwithstanding the foregoing, in the event the Company adopts International Financial Reporting Standards, the minimum statutory withholding obligation, or such other rate that will not cause adverse accounting consequences and is permitted under applicable Internal Revenue Service withholding rules, will not be satisfied by withholding shares of Common Stock if permitting the satisfaction of the minimum statutory withholding obligation via the withholding of shares of Common Stock would result in unfavorable accounting treatment for the Company.

12.12    No Limitations on Compensation. Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval will be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other

2020 Proxy Statement	A-23

Annex A - 2020 Long-Term Incentive Plan

plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings, profit sharing or stock purchase plan, insurance, death and disability benefits, and executive short term incentive plans.

12.13    Code Section 83(b) Elections. Neither the Company nor any of its Subsidiaries have any responsibility for a Participant’s election, attempt to elect or failure to elect to include the value of an Award subject to section 83 of the Code in the Participant’s gross income for the year of grant pursuant to section 83(b) of the Code. Any Participant who makes an election pursuant to section 83(b) of the Code will promptly provide the Committee or its designee with a copy of the election form.

12.14    Section 409A of the Code. The Plan is intended to be administered in a manner consistent with the requirements of section 409A of the Code, where applicable. Where reasonably possible and practicable, the Plan will be administered in a manner to avoid the imposition on participants of immediate tax recognition and additional taxes under section 409A of the Code. Unless specifically provided for in an Award Notice, no Equity Award will provide any feature for the deferral of compensation as defined by Treasury Regulation section 1.409A-1(b). Any deferral will be for such period and in accordance with the terms and conditions as the Committee may determine and must be in compliance with section 409A of the Code. The terms and conditions applicable to such deferral and the terms and conditions evidencing compliance with section 409A of the Code will be set forth in the Award Notice. The method of payment for, and type and character of, any Award may not be altered by any deferral permitted under this Section unless specifically permitted under section 409A of the Code and the Treasury regulations thereunder. Notwithstanding the foregoing, neither the Company nor the Committee will have any liability to any person in the event section 409A of the Code is determined to apply to an Award in a manner that results in adverse tax consequences for the participant or any of his beneficiaries or transferees.

12.15    Effective Date. The Plan will become effective on May 22, 2020, subject to approval by the affirmative vote of a majority of the outstanding shares of Common Stock present by person or by proxy at the Company’s 2020 Annual Meeting that are entitled to vote on a proposal to approve the adoption of the Plan.

12.16    Governing Law. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken under this Plan will be governed by the internal laws of the State of Delaware, without regard to Delaware’s conflict-of-laws principles and will be construed accordingly.

12.17    Severability. The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. If any provision of this Plan will be held to be illegal, invalid, or unenforceable for any reason, under present or future law, the illegal, invalid, or unenforceable provision will be fully severable and severed, and will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal, invalid, or unenforceable provision had not been included in the Plan, and the remaining provisions of the Plan will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance.

12.18    Compensation Recoupment Policy. Awards may be made subject to any compensation recoupment policy adopted by the Board or the Committee at any time prior to or after the effective date of the Plan, and as such policy may be amended from time to time after its adoption. The compensation recoupment policy will be applied to any Award that constitutes the deferral of compensation subject to section 409A of the Code in a manner that complies with the requirements of section 409A of the Code.

12.19    No Issuance of Certificates. Notwithstanding any provisions of the Plan to the contrary, to the extent the Plan provides for issuance of stock certificates to reflect the issuance of shares of Common Stock in connection with an Award, the issuance may be effected on a non-certificate basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange on which the Common Stock is traded.

A-24	2020 Proxy Statement

Annex A - 2020 Long-Term Incentive Plan

12.20    Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

12.21    Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this section 12.21, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

12.22    Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

12.23    Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

2020 Proxy Statement	A-25

Annex B - Amended and Restated Rights Agreement

ANNEX B

SECOND AMENDMENT TO AMENDED AND RESTATED RIGHTS AGREEMENT, dated as of January 24, 2020 (“Second Amendment”), by and between J. C. Penney Company, Inc., a Delaware corporation (the “Company”), and Computershare Inc., a Delaware corporation (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent are parties to that certain Amended and Restated Rights Agreement, dated as of January 27, 2014, as amended by that certain First Amendment to Amended and Restated Rights Agreement, dated as of January 23, 2017 (as amended, the “Rights Agreement”);

WHEREAS, the Company has delivered to the Rights Agent a certificate from an appropriate officer of the Company stating that this Second Amendment complies with Section 27 of the Rights Agreement; and

WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement to extend the term thereof as further described herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.	Section 7(a) of the Rights Agreement shall be amended and restated in its entirety as follows:

“(a) Subject to Section 7(e) hereof, at any time after the Distribution Date the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, and an amount equal to any tax or charge required to be paid under Section 9(e) hereof, at or prior to the earliest of (i) 5:00 P.M., New York, New York time, on January 25, 2023 or such later date as may be established by the Board prior to the expiration of the Rights as long as the extension is submitted to the stockholders of the Company for ratification at the next succeeding annual meeting of the stockholders of the Company (such date, as it may be extended by the Board, the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the time at which the Rights may be exchanged as provided in Section 24 hereof, (iv) the close of business on the effective date of the repeal of Section 382 of the Code if the Board determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (v) the close of business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no Tax Benefits may be carried forward, or (vi) immediately following the final adjournment of the first annual meeting of the stockholders of the Company after January 24, 2020 if stockholder approval of the Final Expiration Date has not been received prior to such time (the earliest of (i) – (vi) being herein referred to as the “Expiration Date”).”

2.	Except as expressly provided in this Second Amendment, all of the terms and provisions of the Rights Agreement shall remain in full force and effect.

3.

This Second Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. A signature to this Second Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

2020 Proxy Statement	B-1

Annex B - Amended and Restated Rights Agreement

4.

This Second Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

[Remainder of page intentionally left blank. Signature page follows.]

B-2	2020 Proxy Statement

Annex B - Amended and Restated Rights Agreement

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment as of the date first set forth above.

J. C. PENNEY COMPANY, INC.

By: /s/ Brandy L. Treadway
Name: Brandy L. Treadway
Title: SVP, General Counsel and Secretary

COMPUTERSHARE INC.

By: /s/ Dennis V. Moccia
Name: Dennis V. Moccia
Title: Senior Manager, Contract Operations

2020 Proxy Statement	B-3

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site J. C. PENNEY COMPANY, INC. and follow the instructions to obtain your records and to create an electronic 6501 LEGACY DRIVE voting instruction form. PLANO, TX 75024 During The Meeting - Go to www.virtualshareholdermeeting.com/JCP2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You can view the Annual Report on Form 10-K and the Proxy Statement on the Internet at www.proxyvote.com. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D05144-P35767 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. J. C. PENNEY COMPANY, INC. Directors recommend a vote FOR Proposal 1. 1. Election of Directors: Board's nominees for Directors for the term set forth in the Proxy Statement are: Nominees: For Against Abstain 1a. Paul J. Brown ! ! ! 1b. Amanda Ginsberg For Against Abstain ! ! ! 1c. W. Paul Jones 1j. Javier G. Teruel ! ! ! ! ! ! 1d. Wonya Y. Lucas 1k. Ronald W. Tysoe ! ! ! ! ! ! 1e. B. Craig Owens Directors recommend a vote FOR Proposals 2, 3, 4 and 5. ! ! ! 1f. Lisa A. Payne 2. To ratify the appointment of KPMG LLP as independent auditor ! ! ! ! ! ! for the fiscal year ending January 30, 2021. 1g. Debora A. Plunkett 3. To approve the adoption of the J. C. Penney Company, Inc. 2020 ! ! ! ! ! ! Long-Term Incentive Plan. 4. To approve the adoption of an amendment and extension of the 1h. Leonard H. Roberts ! ! ! ! ! ! Amended and Restated Rights Agreement in order to protect the tax benefits of the Company's net operating loss carry forwards. 1i. Jill Soltau 5. Advisory vote on executive compensation. ! ! ! ! ! ! For address changes and/or comments, please check this box and write them on the back ! where indicated. Please indicate if you plan to attend this meeting. ! ! Yes No Please Sign and Date Please sign your name exactly as stenciled hereon. For a joint account, each joint owner should sign. Persons signing in a representative capacity should indicate their capacity. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateVOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site J. C. PENNEY COMPANY, INC. and follow the instructions to obtain your records and to create an electronic 6501 LEGACY DRIVE voting instruction form. PLANO, TX 75024 During The Meeting - Go to www.virtualshareholdermeeting.com/JCP2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You can view the Annual Report on Form 10-K and the Proxy Statement on the Internet at www.proxyvote.com. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D05144-P35767 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. J. C. PENNEY COMPANY, INC. Directors recommend a vote FOR Proposal 1. 1. Election of Directors: Board's nominees for Directors for the term set forth in the Proxy Statement are: Nominees: For Against Abstain 1a. Paul J. Brown ! ! ! 1b. Amanda Ginsberg For Against Abstain ! ! ! 1c. W. Paul Jones 1j. Javier G. Teruel ! ! ! ! ! ! 1d. Wonya Y. Lucas 1k. Ronald W. Tysoe ! ! ! ! ! ! 1e. B. Craig Owens Directors recommend a vote FOR Proposals 2, 3, 4 and 5. ! ! ! 1f. Lisa A. Payne 2. To ratify the appointment of KPMG LLP as independent auditor ! ! ! ! ! ! for the fiscal year ending January 30, 2021. 1g. Debora A. Plunkett 3. To approve the adoption of the J. C. Penney Company, Inc. 2020 ! ! ! ! ! ! Long-Term Incentive Plan. 4. To approve the adoption of an amendment and extension of the 1h. Leonard H. Roberts ! ! ! ! ! ! Amended and Restated Rights Agreement in order to protect the tax benefits of the Company's net operating loss carry forwards. 1i. Jill Soltau 5. Advisory vote on executive compensation. ! ! ! ! ! ! For address changes and/or comments, please check this box and write them on the back ! where indicated. Please indicate if you plan to attend this meeting. ! ! Yes No Please Sign and Date Please sign your name exactly as stenciled hereon. For a joint account, each joint owner should sign. Persons signing in a representative capacity should indicate their capacity. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

You can access J. C. Penney Company, Inc. stockholder accounts online. Computershare, Transfer Agent for J. C. Penney Company, Inc., makes it easy and convenient to get current information on stockholder accounts. • View account status • View certificate history • View book-entry information • Make address changes • Obtain a duplicate 1099 tax form Visit us on the web at www.computershare.com/investor FOLD AND DETACH HERE qq D05145-P35767 J. C. Penney Company, Inc. PROXY/VOTING INSTRUCTION CARD This Proxy is solicited by the Board of Directors By properly executing this card on the reverse, or by voting via Internet or telephone, you are authorizing Amanda Ginsberg, B. Craig Owens and Ronald W. Tysoe or any of them, with power of substitution in each, to represent and vote the stock owned of record which you are entitled to vote at the Annual Meeting of Company Stockholders, on Friday, May 22, 2020, at 10:00A.M., local time, via webcast at www.virtualshareholdermeeting.com/JCP2020 and any adjournment or postponement thereof ( Meeting ), upon such business as may come before the Meeting, including the items set forth on the reverse ( Business ). Board's nominees for Directors for the term set forth in the Proxy Statement are (1a) Paul J. Brown, (1b) Amanda Ginsberg, (1c) W. Paul Jones, (1d) Wonya Y. Lucas, (1e) B. Craig Owens, (1f) Lisa A. Payne, (1g) Debora A. Plunkett, (1h) Leonard H. Roberts, (1i) Jill Soltau, (1j) Javier G. Teruel, and (1k) Ronald W. Tysoe. Your vote is important and cannot be recorded by the proxies unless this card is properly executed by you and returned, or unless you vote by Internet or telephone. Therefore, please sign, date, and return this card promptly in the envelope provided, or vote by Internet or telephone. No postage is required if this envelope is mailed in the United States. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of all directors, and FOR Proposals 2, 3, 4 and 5. Address Changes/Comments: ________________________________________________________________________________ _________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) (Continued on the reverse side)You can access J. C. Penney Company, Inc. stockholder accounts online. Computershare, Transfer Agent for J. C. Penney Company, Inc., makes it easy and convenient to get current information on stockholder accounts. • View account status • View certificate history • View book-entry information • Make address changes • Obtain a duplicate 1099 tax form Visit us on the web at www.computershare.com/investor FOLD AND DETACH HERE qq D05145-P35767 J. C. Penney Company, Inc. PROXY/VOTING INSTRUCTION CARD This Proxy is solicited by the Board of Directors By properly executing this card on the reverse, or by voting via Internet or telephone, you are authorizing Amanda Ginsberg, B. Craig Owens and Ronald W. Tysoe or any of them, with power of substitution in each, to represent and vote the stock owned of record which you are entitled to vote at the Annual Meeting of Company Stockholders, on Friday, May 22, 2020, at 10:00A.M., local time, via webcast at www.virtualshareholdermeeting.com/JCP2020 and any adjournment or postponement thereof ( Meeting ), upon such business as may come before the Meeting, including the items set forth on the reverse ( Business ). Board's nominees for Directors for the term set forth in the Proxy Statement are (1a) Paul J. Brown, (1b) Amanda Ginsberg, (1c) W. Paul Jones, (1d) Wonya Y. Lucas, (1e) B. Craig Owens, (1f) Lisa A. Payne, (1g) Debora A. Plunkett, (1h) Leonard H. Roberts, (1i) Jill Soltau, (1j) Javier G. Teruel, and (1k) Ronald W. Tysoe. Your vote is important and cannot be recorded by the proxies unless this card is properly executed by you and returned, or unless you vote by Internet or telephone. Therefore, please sign, date, and return this card promptly in the envelope provided, or vote by Internet or telephone. No postage is required if this envelope is mailed in the United States. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of all directors, and FOR Proposals 2, 3, 4 and 5. Address Changes/Comments: ________________________________________________________________________________ _________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) (Continued on the reverse side)

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site J. C. PENNEY COMPANY, INC. and follow the instructions to obtain your records and to create an electronic 6501 LEGACY DRIVE voting instruction form. PLANO, TX 75024 During The Meeting - Go to www.virtualshareholdermeeting.com/JCP2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You can view the Annual Report on Form 10-K and the Proxy Statement on the Internet at www.proxyvote.com. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D05146-P35767 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. J. C. PENNEY COMPANY, INC. Directors recommend a vote FOR Proposal 1. 1. Election of Directors: Board's nominees for Directors for the term set forth in the Proxy Statement are: Nominees: For Against Abstain 1a. Paul J. Brown ! ! ! 1b. Amanda Ginsberg For Against Abstain ! ! ! 1c. W. Paul Jones 1j. Javier G. Teruel ! ! ! ! ! ! 1d. Wonya Y. Lucas 1k. Ronald W. Tysoe ! ! ! ! ! ! Directors recommend a vote FOR Proposals 2, 3, 4 and 5. 1e. B. Craig Owens ! ! ! 2. To ratify the appointment of KPMG LLP as independent auditor 1f. Lisa A. Payne ! ! ! ! ! ! for the fiscal year ending January 30, 2021. 3. To approve the adoption of the J. C. Penney Company, Inc. 2020 1g. Debora A. Plunkett ! ! ! ! ! ! Long-Term Incentive Plan. 4. To approve the adoption of an amendment and extension of the 1h. Leonard H. Roberts ! ! ! ! ! ! Amended and Restated Rights Agreement in order to protect the tax benefits of the Company's net operating loss carry forwards. 5. Advisory vote on executive compensation. 1i. Jill Soltau ! ! ! ! ! ! For address changes and/or comments, please check this box and write them on the back ! where indicated. I elect to direct the voting of undirected shares in the Plans. ! ! Yes No Please Sign and Date Please sign your name exactly as stenciled hereon. For a joint account, each joint owner should sign. Persons signing in a representative capacity should indicate their capacity. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateVOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site J. C. PENNEY COMPANY, INC. and follow the instructions to obtain your records and to create an electronic 6501 LEGACY DRIVE voting instruction form. PLANO, TX 75024 During The Meeting - Go to www.virtualshareholdermeeting.com/JCP2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You can view the Annual Report on Form 10-K and the Proxy Statement on the Internet at www.proxyvote.com. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D05146-P35767 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. J. C. PENNEY COMPANY, INC. Directors recommend a vote FOR Proposal 1. 1. Election of Directors: Board's nominees for Directors for the term set forth in the Proxy Statement are: Nominees: For Against Abstain 1a. Paul J. Brown ! ! ! 1b. Amanda Ginsberg For Against Abstain ! ! ! 1c. W. Paul Jones 1j. Javier G. Teruel ! ! ! ! ! ! 1d. Wonya Y. Lucas 1k. Ronald W. Tysoe ! ! ! ! ! ! Directors recommend a vote FOR Proposals 2, 3, 4 and 5. 1e. B. Craig Owens ! ! ! 2. To ratify the appointment of KPMG LLP as independent auditor 1f. Lisa A. Payne ! ! ! ! ! ! for the fiscal year ending January 30, 2021. 3. To approve the adoption of the J. C. Penney Company, Inc. 2020 1g. Debora A. Plunkett ! ! ! ! ! ! Long-Term Incentive Plan. 4. To approve the adoption of an amendment and extension of the 1h. Leonard H. Roberts ! ! ! ! ! ! Amended and Restated Rights Agreement in order to protect the tax benefits of the Company's net operating loss carry forwards. 5. Advisory vote on executive compensation. 1i. Jill Soltau ! ! ! ! ! ! For address changes and/or comments, please check this box and write them on the back ! where indicated. I elect to direct the voting of undirected shares in the Plans. ! ! Yes No Please Sign and Date Please sign your name exactly as stenciled hereon. For a joint account, each joint owner should sign. Persons signing in a representative capacity should indicate their capacity. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

FOLD AND DETACH HERE qq D05147-P35767 J. C. Penney Company, Inc. PROXY/VOTING INSTRUCTION CARD Allocated and Undirected Stock This Proxy is solicited by the Board of Directors TO PARTICIPANTS IN THE COMPANY'S SAVINGS, PROFIT-SHARING AND STOCK OWNERSHIP PLAN ( TRADITIONAL PLAN ) AND PARTICIPANTS IN THE COMPANY'S SAFE HARBOR 401(K) SAVINGS PLAN ( SAFE HARBOR PLAN ): By properly executing this card on the reverse, or by voting by Internet or telephone, you are instructing State Street Bank and Trust Company ( Trustee ) to vote on your behalf, in accordance with your instructions, in person or by proxy, shares of Common Stock allocated under the Traditional Plan or the Safe Harbor Plan ( Allocated Stock ), represented by the number of equivalent shares shown on the reverse side of this card, and a proportionate number of shares of Common Stock held in the Traditional Plan and the Safe Harbor Plan for which no directions are received by the Trustee ( Undirected Stock ), at the Annual Meeting of Company Stockholders, to be held on Friday, May 22, 2020, at 10:00 A.M., local time, via live webcast at www.virtualshareholdermeeting.com/JCP2020 and any adjournment or postponement thereof, upon such business as may come before the meeting, including the items set forth on the reverse. If this proxy/voting instruction card is not received by the Trustee, or if you have not voted by Internet or telephone, by May 20, 2020, the Allocated Stock will be voted in the same proportion as instructions received by the Trustee by that date from the Traditional Plan participants and Safe Harbor Plan participants who have returned their proxy/voting instruction cards or voted by Internet or telephone in a timely manner. You acknowledge that in voting the Undirected Stock, you are acting as a named fiduciary under the Employee Retirement Income Security Act of 1974. You may elect not to direct the voting of Undirected Stock by checking the appropriate box on the reverse side of this card. For your information, a copy of the Board of Directors' Proxy Statement for the meeting is enclosed herewith. Board's nominees for Directors for the term set forth in the Proxy Statement are (1a) Paul J. Brown, (1b) Amanda Ginsberg, (1c) W. Paul Jones, (1d) Wonya Y. Lucas, (1e) B. Craig Owens, (1f) Lisa A. Payne, (1g) Debora A. Plunkett, (1h) Leonard H. Roberts, (1i) Jill Soltau, (1j) Javier G. Teruel, and (1k) Ronald W. Tysoe. Your voting instructions are important and cannot be followed by the Trustee unless this card is properly executed by you and received by the Trustee, or unless you vote by Internet or telephone, by May 20, 2020. Therefore, please sign, date and return this card promptly in the envelope provided, or vote via Internet or telephone. No postage is required if this envelope is mailed in the United States. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of all directors, and FOR Proposals 2, 3, 4 and 5. Address Changes/Comments: ________________________________________________________________________________ _________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) (Continued on the reverse side)FOLD AND DETACH HERE qq D05147-P35767 J. C. Penney Company, Inc. PROXY/VOTING INSTRUCTION CARD Allocated and Undirected Stock This Proxy is solicited by the Board of Directors TO PARTICIPANTS IN THE COMPANY'S SAVINGS, PROFIT-SHARING AND STOCK OWNERSHIP PLAN ( TRADITIONAL PLAN ) AND PARTICIPANTS IN THE COMPANY'S SAFE HARBOR 401(K) SAVINGS PLAN ( SAFE HARBOR PLAN ): By properly executing this card on the reverse, or by voting by Internet or telephone, you are instructing State Street Bank and Trust Company ( Trustee ) to vote on your behalf, in accordance with your instructions, in person or by proxy, shares of Common Stock allocated under the Traditional Plan or the Safe Harbor Plan ( Allocated Stock ), represented by the number of equivalent shares shown on the reverse side of this card, and a proportionate number of shares of Common Stock held in the Traditional Plan and the Safe Harbor Plan for which no directions are received by the Trustee ( Undirected Stock ), at the Annual Meeting of Company Stockholders, to be held on Friday, May 22, 2020, at 10:00 A.M., local time, via live webcast at www.virtualshareholdermeeting.com/JCP2020 and any adjournment or postponement thereof, upon such business as may come before the meeting, including the items set forth on the reverse. If this proxy/voting instruction card is not received by the Trustee, or if you have not voted by Internet or telephone, by May 20, 2020, the Allocated Stock will be voted in the same proportion as instructions received by the Trustee by that date from the Traditional Plan participants and Safe Harbor Plan participants who have returned their proxy/voting instruction cards or voted by Internet or telephone in a timely manner. You acknowledge that in voting the Undirected Stock, you are acting as a named fiduciary under the Employee Retirement Income Security Act of 1974. You may elect not to direct the voting of Undirected Stock by checking the appropriate box on the reverse side of this card. For your information, a copy of the Board of Directors' Proxy Statement for the meeting is enclosed herewith. Board's nominees for Directors for the term set forth in the Proxy Statement are (1a) Paul J. Brown, (1b) Amanda Ginsberg, (1c) W. Paul Jones, (1d) Wonya Y. Lucas, (1e) B. Craig Owens, (1f) Lisa A. Payne, (1g) Debora A. Plunkett, (1h) Leonard H. Roberts, (1i) Jill Soltau, (1j) Javier G. Teruel, and (1k) Ronald W. Tysoe. Your voting instructions are important and cannot be followed by the Trustee unless this card is properly executed by you and received by the Trustee, or unless you vote by Internet or telephone, by May 20, 2020. Therefore, please sign, date and return this card promptly in the envelope provided, or vote via Internet or telephone. No postage is required if this envelope is mailed in the United States. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of all directors, and FOR Proposals 2, 3, 4 and 5. Address Changes/Comments: ________________________________________________________________________________ _________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) (Continued on the reverse side)